MFS [RegTM]/Sun Life Series Trust >

ANNUAL REPORT o December 31, 1999




Capital Appreciation Series
Emerging Growth Series
Global Growth Series
 (formerly World Growth Series)
Managed Sectors Series
Massachusetts Investors Trust Series
 (formerly Conservative Growth Series)
Research Series
Total Return Series
Utilities Series
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MFS Original Research[RegTM]
Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original ResearchSM at
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.


[Graphic: ORIGINAL RESEARCH (SM)
                 ---
                 MFS
                 ---
          MAKES A DIFFERENCE]




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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o Having a plan and sticking to it: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o Diversification: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o Good in a down market: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few managed portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS Original Research[RegTM]: The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o Good performance at an acceptable level of risk: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and Sun Life, and welcome any questions or comments you may have.

Respectfully,

[Graphic: Signature of C. James Prieur]

C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

January 15, 2000

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.


Management Review and Outlook

Capital Appreciation Series

For the 12 months ended December 31, 1999, the Series provided a total return of 32.64% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and a 41.65% return for the average capital appreciation portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance.

In line with what we perceived as a shift in the overall markets, we repositioned the Series over the course of 1999 to try to take advantage of technology-related opportunities in three key areas: leisure, telecommunications, and technology itself.

In the entertainment industry, the Series benefited from large positions in radio-station operators Infinity Broadcasting and Clear Channel Communications. As the major television networks have lost viewers to cable and as Americans have increased the time they spend in their cars, radio has gained advertising market share. A strong user of radio ads has been the Internet community, as a significant portion of the money raised by many Internet IPOs (initial public offerings) appears to us to be flowing into advertising. Infinity Broadcasting is known as a dominant owner of radio stations in the top 20 markets across the country. The company is also notable, we believe, for having very good management. Clear Channel Communications has traditionally been the leader in the markets outside the top 20 cities. However, through recent acquisitions, they also have moved heavily into the top 20 markets and into billboard advertising and European radio.

The portfolio's holdings in the telecommunications area were significantly increased this year to try to profit from what we perceived as a global trend toward wireless communication of both


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Management Review and Outlook -- continued

voice and data. In the United States and in Europe, cellular providers have been striving to create national or continental networks, which could allow customers to pay a flat rate to use their phones anywhere. The Series is invested in U.S. wireless network companies Nextel and Sprint PCS. We also have holdings in several European cellular networks we feel are potential candidates for stock price appreciation as they have thriving businesses in their own right and may be acquisition candidates. These companies include Bouygues, one of the largest French cellular operators; Telecom Italia Mobile, a cellular operator that serves Italy; and Mannesmann, a German cellular operator that recently acquired a British telecommunications company called Orange and is itself the current subject of a takeover attempt by Vodafone AirTouch, another British telecommunications company.

Mannesmann is also a good example of the global reach of MFS Original Research[RegTM]. Its addition to the portfolio this year was in large part the result of ongoing discussions with our analyst in London, who believed that the company had potential to benefit from the global expansion of wireless communication, and also felt that Mannesmann could be a possible acquisition candidate. In fact, Mannesmann, as well as most of our other holdings in cellular providers, has been a strong performer this year.

The Series also has holdings in leading cellular equipment manufacturers, including Nokia and Motorola. In addition to allowing the Series to have profited from the recent high demand for voice handsets, this positions the portfolio to potentially benefit from wireless data communication using the Internet. We believe this will become a strong trend over the next several years, requiring users to purchase an entirely new class of cellular handsets and other devices designed to transmit data as well as voice.

A final key area for the Series this year was technology. In our opinion, technology has been by far the biggest driver of the market in the second half of 1999. Top portfolio holdings such as Cisco, Sun Microsystems, and Oracle have benefited from the tremendous changes taking place in technology, especially the ongoing building and upgrading of the Internet. Our experience with Cisco illustrates how we use research to make buying decisions.

Cisco had built a great business providing routers and other products for so-called enterprise computing, which is basically internal communications systems for large corporations. Early in 1999, we met with Cisco's management regarding their plans to expand into a new arena, developing routers and software for the Internet. Based on our meeting and further research, we became convinced that the market opportunity for Cisco over the next several years was huge, and we significantly increased our Cisco holding in the portfolio. Cisco has since become a major beneficiary of the buildup of the Internet, and the stock became one of our best-performing technology holdings of the year.

There were also holdings that disappointed us this year and detracted from performance. Most of these were in the area of consumer goods and services, which the market had seemed to favor for the last several years but turned against in 1999. Holdings in supermarkets, drugstore chains, and office supply superstores -- such as Safeway, CVS, and Office Depot -- suffered lower P/E (price-to-earnings) multiples, largely because of the market's perception that these "brick and mortar" businesses would be hurt by online competitors and by the expansion of mega-stores such as Wal-Mart into their markets. We therefore reduced our consumer goods and services holdings over the course of the year and dramatically increased the portfolio's weightings in the better-performing technology and communications areas.

Looking ahead, we feel there will be more growth opportunity in technology -- and in associated areas like telecommunications and leisure -- than just about anywhere else in the market. But we are concerned about the high valuations in these sectors. As market valuations in tech and tech-related stocks become increasingly higher than those in other sectors, we believe the risk increases of a correction at some point.

Another potential danger to the markets is rising interest rates. Our feeling is that rates may continue to increase somewhat in the first half of the year, but we don't expect that they will move dramatically in either direction. In our opinion, there is no major inflationary force to drive large rate increases, and we think the steps the Federal Reserve Board has taken will keep U.S. growth at a moderate level.

Emerging Growth Series

For the 12 months ended December 31, 1999, the Series provided a total return of 75.81% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 39.16% return for the average mid-cap portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to returns of 21.26% for the Russell 2000 Total Return Index (the Russell 2000) and to 21.04% for the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

We are pleased to report that the Series in 1999 showed very good performance, both absolutely and compared to our benchmarks. We attribute this success to our underlying investment philosophy. Our goal for the Series is to invest in high-growth companies operating in dynamically growing industries. We actively seek out such rapidly growing companies, especially those we believe have the potential for generating positive earnings surprises. It was particularly helpful to performance when we were able to select those companies whose earnings exceeded company predictions or Wall Street expectations.

To find high-growth stocks, we have tended, in 1999, to focus on three general areas: biotechnology, telecommunications, and technology with a telecommunications focus. Furthermore, in our search for companies with the strongest relative earnings growth, we avoided companies whose earnings growth rate was slowing or plateauing. For example, the portfolio was underweighted in financial services, where rising interest rates in 1999 put a damper on earnings at many companies. In general, we also avoided investing in many of the traditional steady earners such as drugstores and supermarkets. It was our concern that the market would perceive these industries as being vulnerable to online-related competition. Our decision to underweight these areas freed up resources for investing in fast-growing areas like biotechnology, telecommunications, and technology.

In the biotechnology area, our performance was paced by early identification of a quality company, MedImmune, whose drug Synagis has become the gold standard of care for treatment of infants with certain respiratory disorders. The drug also appears to have potential for treating lung-impaired elderly patients. Most importantly, we believe no competition for the drug exists or is anticipated. In our opinion, the potential worldwide market for this product alone is $2.5 billion. Since MedImmune's sales in 1999


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Management Review and Outlook -- continued

were less than $400 million, we envision considerable potential for earnings growth over the next few years. We continue to seek out biotechnology companies like MedImmune, with effective products directed towards a substantial but underserved market. We believe the biotechnology sector will provide exciting opportunities for the foreseeable future.

In the telecommunications area, we focused on companies in markets like the United States, Europe, and Japan that were benefiting from the global shift to wireless transmission of voice and data. Cellular companies we own include NTT Mobile Communications Network, the largest cellular carrier in Japan; Bouygues, one of the largest French cellular operators; Sonera, owner of the largest cellular business in Finland; and Voicestream, one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them may become acquisition targets for larger companies aiming for global cellular coverage. If that occurs, our portfolio should benefit from the takeover premium that often affects stock prices in this industry.

In the area of technology, our premier holding has been QUALCOMM. This company owns patents for the CDMA technology standard used for wireless communication throughout much of the world. As a result of its patent position, QUALCOMM gets a royalty on the communications chips and on the handsets sold. Since a large part of its revenues come from licensing its patents, the company's earnings have benefited from high margins and high barriers to entry. However, despite its intellectual property strength, the company's stock languished in recent years, in part because of an ongoing lawsuit with Ericsson over technology standards. Believing that the lawsuit would be settled in QUALCOMM's favor, we began to invest in it early this year. When the lawsuit was in fact settled favorably, and when global wireless growth turned out to be greater than expected, the stock responded spectacularly, amply rewarding our early endorsement. In our opinion, since wireless penetration is only at about 30% of users in the United States, as compared to 50%-60% in Europe, we believe that there will continue to be strong demand for products using QUALCOMM's technology. We further anticipate that business in this industry will expand in the future, as more devices and technologies become available for accessing data over the Internet. Thus, we continue to look to the telecom-related technology sector to find fast-growing companies.

Looking forward, our aim will be to strive for winning performance despite what we expect will be an environment of rising interest rates and high stock valuations. We believe the new year holds the potential for a corrective period, especially with increasing interest rates, and a correction may be precipitous, since valuations for many stocks are so extended. Under these circumstances, we believe the best course of action is to continue with our present strategy of investing in what we believe are the best companies in the fastest-growing industries, looking for stocks where positive earnings surprises are likely and watching out for overpriced stocks where an earnings shortfall could prove disastrous. We will continue to emphasize those sectors where we see the greatest opportunity, as we have seen in telecommunications, technology, and biotechnology. We believe that our continued focus on those special companies with robust growth in dynamic industries should allow us to hold to a successful course despite economic uncertainties.

Global Growth Series

For the 12 months ended December 31, 1999, the Series provided a total return of 67.25% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 21.18% return for the average global flexible portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to returns of 21.04% for the S&P 500, 21.26% for the Russell 2000 Total Return Index, and 27.31% for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities.

A combination of three factors drove the Series' strong performance. First, the Series' aggressive weighting in technology and telecommunications stocks, at about 47% of assets, generally posted strong results. Second, our holdings in Japanese companies doubled and were some of the strongest performers in the global market. Finally, emerging market holdings, which accounted for about 11% of the Series' assets, also aided performance.

In general, markets around the world staged an impressive comeback in 1999. The buying frenzy was particularly noticeable in technology and telecommunications stocks, which continued to benefit from the huge growth in Internet usage and excitement around new technologies that may drive further growth and innovation. The Series' holdings in technology and telecommunications equipment stocks such as QUALCOMM, Cisco, Nortel Networks, Hitachi, and Kyocera produced impressive gains. On the telecommunications services side, Japanese stocks such as Nippon Telegraph & Telephone, its subsidiary NTT Mobile Communications, and DDI Corp., a leading cellular provider, contributed to total return. Outside Japan, holdings in Sprint, British Telecom in the United Kingdom, Mannesmann in Germany, and Telefonos de Mexico turned in exceptional performance. Unlike in the United States, where we have distinct internet service providers (ISPs) such as America Online, in other parts of the world, telephone companies such as British Telecom are also the ISPs. Investors have flocked to these stocks in anticipation of continued growth in Internet usage overseas.

Other industries that contributed positively to performance were media, retailing, and basic materials. Media companies benefited from the dramatic increase in advertising spending by Internet companies vying to differentiate themselves in an intensely competitive environment. Companies such as Television Francaise, a French television and entertainment company, Capital Radio, a British radio operator, and Grupo Television, a Mexican cable operator, were key beneficiaries. Discount retailers such as Fast Retailing in Japan and Wal-Mart in the United States enjoyed impressive earnings growth, and their stocks rallied in response to strong consumer confidence. Driven by the rebounding global economy, basic materials stocks such as Pohang Iron & Steel in South Korea benefited from accelerating consumer demand, increased manufacturing activity, higher commodity prices, and generally declining interest rates worldwide.

The Series' holdings in industrial goods and services produced mixed results and some of our picks such as British Aerospace and Saab were disappointing. We bought these stocks thinking they would benefit from consolidation in the aerospace and defense sector, but investor sentiment remained weak. While the Series maintained relatively small weightings in consumer staples and health care stocks, these sectors also posted mixed results. Early in the period, our feeling was that the recovery in Asia and Latin America would help consumer staples stocks, but most of


                                                                               3
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Management Review and Outlook -- continued

the action was in the technology and telecommunications sectors, and stock prices staggered. Despite positive business fundamentals and strong long-term earnings outlooks, many stocks in the health care and consumer staples sectors provided lackluster performance.

The Series' holdings in U.S. technology stocks have been a tremendous boost to performance. As a result, valuations are becoming increasingly stretched, so we may look to take some money off the table in order to increase exposure to foreign issues that exhibit comparable growth prospects, but at more reasonable valuations. While stock markets in Asia and emerging economies experienced dramatic recoveries last year, by historical standards, prices don't look lofty following the declines they experienced in 1997 and 1998. With Year 2000 concerns behind us and equity valuations appearing relatively reasonable, we may look to try to capitalize on new opportunities in these regions.

While the Series' largest geographical weightings in the United States, Europe, Japan, and Asia produced strong performance last year, our outlook remains generally optimistic about these regions. In Japan, the restructuring efforts being undertaken by a number of Japanese companies have begun to take effect. We see concrete business initiatives focused on cost cutting, innovation, and long-term strategic growth changing the way Japanese companies compete and do business. As a result, we are looking closely at these types of companies and anticipate continued growth in their earnings. While we recently found more attractive investment opportunities in Japan, we continue to like Europe because the earnings outlook is generally positive, especially in the technology and telecommunications sectors. In addition, we believe the outlook for continued restructuring and consolidation in Europe could create new opportunities.

Managed Sectors Series

For the 12 months ended December 31, 1999, the Series provided a total return of 85.62% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to returns of 21.04% for the S&P 500 and 39.17% for the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged net asset-value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective.

We are pleased to report that the Series in 1999 showed impressive performance, both absolutely and compared to our benchmarks. We attribute this success to our underlying investment philosophy. Our goal for the Series is to try to identify the best companies in the best industries -- companies that we believe are leaders in industries that are experiencing accelerating growth driven by positive secular trends. We actively seek out such high-growth companies, especially those we believe have the potential for generating positive earnings surprises that exceed company predictions or Wall Street expectations.

To find such stocks, we have tended, in 1999, to focus on three general areas: telecommunications, technology with a telecommunications focus, and biotechnology. Furthermore, in our search for companies with the strongest relative earnings growth, we tried to avoid companies whose earnings growth rate was slowing or plateauing -- for example, financial services, where higher interest rates could put a damper on earnings, as well as many of the traditional steady earners such as drugstores, supermarkets, and office supply stores. It was our concern that the market would perceive these industries as being vulnerable to online-related competition. Our decision to underweight these areas freed up resources to invest in faster-growing companies and industries which might benefit from a recovery in global growth.

In telecommunications, we sought out companies in the United States, Europe, and Japan, where we anticipated an accelerating shift to wireless communications. Cellular companies we own include NTT Mobile Communications Network, the largest cellular carrier in Japan; Bouygues, one of the largest French cellular operators; Sonera, owner of the largest cellular business in Finland; and VoiceStream, one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them may become acquisition targets for larger companies aiming for global cellular coverage. If that occurs, our portfolio should benefit from the takeover premium that often affects stock prices in this industry.

In the area of technology, our premier holding has been QUALCOMM. This company owns patents for the CDMA technology standard used for wireless communication throughout much of the world. As a result of its patent position, QUALCOMM gets a royalty on the communications chips and on the handsets sold. Since a large part of its revenues come from licensing its patents, the company's earnings have benefited from high margins and high barriers to entry. However, despite its intellectual property strength, the company's stock languished in recent years, in part because of an ongoing lawsuit with Ericsson over technology standards. Believing that the lawsuit would be settled in QUALCOMM's favor, we began to invest in it early this year. When the lawsuit was in fact settled favorably, and when global wireless growth turned out to be greater than expected, the stock responded spectacularly, amply rewarding our early endorsement. According to our research, since wireless penetration is only at about 30% of users in the United States, compared to 50%-60% in Europe, we believe that there will continue to be strong demand for products using QUALCOMM's technology. We further anticipate that business in this industry will expand in the future, as more devices and technologies become available for accessing data over the Internet. Thus, we continue to look to the telecommunications-related technology sector to find fast-growing companies.

In the biotechnology area, we identified MedImmune early as a company with great potential for accelerating growth. Its drug Synagis is used to treat a common form of viral pneumonia in premature infants; it may also be useful for treating lung-impaired elderly patients. Most importantly, we believe no competition exists or is anticipated. In our opinion, the potential worldwide market for this product alone is $2.5 billion. Since MedImmune's sales in 1999 were less than $400 million, there is considerable potential for earnings growth over the next few years. We continue to seek out biotechnology companies positioned like MedImmune, with effective products directed towards a substantial but underserved market. We believe the biotechnology sector will provide exciting opportunities for the foreseeable future.

Looking forward to the year 2000 and beyond, we believe that the Series' challenge will be to continue its winning performance despite a more demanding environment of rising interest rates and high stock valuations. To accomplish this, we will continue with our present strategy of investing in what we believe are the


4
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Management Review and Outlook -- continued

best companies in the fastest-growing industries, looking for stocks where positive earnings surprises are likely and watching out for overpriced stocks where an earnings shortfall may prove disastrous. We will continue to emphasize those sectors that offer the greatest opportunity, as we have seen in telecommunications, technology, and biotechnology. We think the new year holds the potential for a corrective period, especially with increasing interest rates. A correction may be precipitous, since valuations for many stocks are so extended. However, our focus on those special companies with robust growth in dynamic industries may allow us to hold to a successful course despite economic uncertainties.

Massachusetts Investors Trust Series

For the 12 months ended December 31, 1999, the Series provided a total return of 7.18% (includes the reinvestment of distributions but does not reflect any applicable contract or surrender charges), which compares to a 13.78% return for the average growth and income portfolio tracked by Lipper Analytical Services, Inc. and 21.04% for the S&P 500.

The Series lagged the indices primarily due to its underweighting in technology stocks, which drove the strength of the market. If we look at the performance of the S&P 500, the top 25 performers in technology and telecommunications stocks accounted for a majority of the total return of the index over the past year. In an extremely narrow, momentum-focused market like we've experienced during the period, it is very difficult for a diversified growth and income portfolio that has had a lower risk profile than its index to outperform its benchmark over the short term. Also worth mentioning is the fact that the average yield on the S&P 500 is at a historic low. In the January 4, 2000, edition of The New York Times, a front page article noted, "for the first time in recent history--and probably the first time since the depression-- a quarter of the value of the S&P 500 came from companies that do not pay dividends. Twenty years ago, only 2% of the value of the index came from such companies." Today, companies paying and even increasing dividends haven't been able to keep pace with stock returns. A good example of this is General Electric. Although management has raised the dividend in each of the last three years, the yield on that stock has gone from 2.10% as of the end of 1996 to almost half that, or 1.06%, at the end of 1999 as a result of the appreciation in the stock price.

The Series remained underweighted in technology stocks at about 24% of its net assets versus the S&P 500, which had approximately 27% of its holdings in technology at the end of the period. While I increased the Series' exposure to technology stocks during the period, I did not abandon my focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. As a result, I decided it was prudent to gradually increase the Series' weighting in technology and telecommunications relative to the index, while at the same time keeping a close eye on valuations and the fundamental business outlooks for these companies.

Some of the technology names that met our investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco, and Motorola. In telecommunications, the Series benefited from a major position in Mannesmann, the German wireless telecommunications provider. Sprint, Bell Atlantic, and Nippon Telegraph & Telephone also produced strong results due to the huge growth in Internet usage and demand for data and voice services. In my opinion, these are companies with solid track records that we could actually do balance sheet and income statement analysis on, and they proved to have attractive long-term business models.

In addition to increasing my holdings in blue-chip technology names that display attractive long-term business opportunities relative to their valuations, I've been working on other ways to take advantage of Internet mania while minimizing the Series to the risks and volatility of "dot.com" companies. I was able to capitalize on the rapid acceleration of advertising spending by Internet companies through our media holdings such as Tribune, New York Times, and General Electric, which owns NBC.

While investors remained focused on technology and telecommunications stocks, the Series' managed to locate strong performers from a wide range of industries, including energy, industrial goods and services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Series. The success of these stocks and the broadly diversified structure of the Series highlights precisely what the Series is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500.

On the negative side, there were a few holdings that detracted from the Series' relative performance, including Kroger, Safeway, Service Corp., and Xerox. Although supermarket operators Kroger and Safeway struggled in this narrow market, I maintained our positions because I believe these companies possess strong business prospects and favorable growth and earnings outlooks. We sold off our positions in Service Corp. and Xerox because the long-term outlooks for these companies deteriorated. Service Corp. looked like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to rapid expansion and hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

Looking forward, I'll continue to look for opportunities in areas such as pharmaceutical companies and drugstore operators like CVS, which have been beaten down due to concerns over Medicare reform and potential government price controls. While the risks remain high in this area during an election year, many pharmaceutical companies and drugstore chains have demonstrated promising long-term growth prospects in my view and reliable cash flows and valuations are becoming compelling.

Although it was a difficult period for the Series, my well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing, and industrial goods and services provided favorable growth prospects with lower risk relative to the overall market. If market strength continues to broaden as I anticipate, I believe the portfolio is well positioned to take advantage of this environment.

Research Series

For the 12 months ended December 31, 1999, the Series provided a total return of 24.14% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 21.04% return for the S&P 500.

The Series maintained significant exposure to large-cap telecommunications and technology stocks, which added to total return. Despite our overweighting in technology stocks, we avoided Internet companies with expensive valuations, weak business models, or unproven track records. At the same time, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. Some examples that met our strict investment criteria include Cisco, Nortel, Ericsson, and Motorola. We believe these companies are key beneficiaries of the demand for Internet and wireless services because they represent the nuts and bolts of Internet and telecommunications infrastructure and helped the Series outpace its benchmark.

The Series also maintained considerable exposure to software stocks such as Microsoft, Oracle, and VERITAS. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions because we believe their long-term business prospects looked positive. Over the past six months, they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors were semiconductor companies, such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a buildup in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the United States and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Series benefited from a number of stocks in the financial services, media, and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks, such as Citigroup and Morgan Stanley Dean Witter, both of which are well-managed industry leaders. Telecommunications and entertainment holdings such as Infinity Broadcasting, Echostar Communications, and CBS benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies.

While the Series maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs, and pharmaceutical companies were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we found good opportunities in the medical device area. While our medical device holdings produced mixed results, in our view, companies such as Guidant and Medtronic have a number of new products in their pipelines that could drive revenues and earnings growth higher.

Other detractors to performance included Safeway and CVS. Despite solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Series. Its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times, and we continue to believe that its business fundamentals are strong. As a result, we decided to maintain this holding in the Series.

During the past year, the equity market has been extremely narrow, with 25 large-growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership has started to show signs of broadening, which has helped performance, we believe the long-term opportunities for small- and mid-cap stocks are attractive because they are selling at much cheaper prices relative to the earnings and expected growth rates of large-cap growth stocks. In addition, we believe our exposure to stocks with lower prices relative to earnings should make the Series less vulnerable to negative events such as earnings disappointments or a broad market downturn.

Looking ahead, we believe much of the market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

Total Return Series

For the 12 months ended December 31, 1999, the Series provided a total return of 2.84% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a return of 8.72% for the average balanced portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to a -2.15% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

The Series faced several headwinds during 1999. In the equity area, where we had 60% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks have tended to have lower valuations than the overall stock market. They tend to be in mature industries such as energy, financial services, and industrials that have to be able to raise prices to grow earnings. By contrast, growth stocks -- the most well known of which are in the technology and health care sectors -- usually have proprietary products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 38% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

Financial services and electric utilities stocks turned in particularly disappointing results in 1999. In financial services, the Series' biggest stock sector, both bank and insurance stocks suffered as rising interest rates squeezed valuations. We focused on insurance stocks, where consolidation -- which has already swept the banking industry -- is just beginning. We believe this trend translates into strong potential for insurers like Hartford Financial Services Group, a multiline insurance company with what we view as an excellent management team and demonstrated earnings growth. We owned companies like Chubb, a property and casualty insurer that has struggled because of weak pricing, and Lincoln National, an insurer that is selling off its less-profitable businesses and focusing on its growing annuity business. Unfortunately, these stocks made little headway this past year. We kept a smaller stake in electric utilities, but the few names we owned, such as Carolina Power & Light, disappointed as earnings fell short of expectations and deregulation continued to take longer than expected.

By contrast, telecommunications and energy stocks were among our best performers. Telecommunications companies continued to benefit from the worldwide explosion in data communications and Internet traffic. We owned GTE and Bell Atlantic, both of which did especially well following the announcement of their merger. Sprint, a long-distance carrier, and Telephone & Data Systems, a cellular phone company, also posted excellent returns. Energy stocks took off in 1999, thanks to rising oil prices, a promising supply/demand outlook, and industry consolidation. BP Amoco, the Series' largest investment, did well during the year thanks to synergies from its recent Amoco merger. Natural gas utilities also did well during the period. We owned El Paso which recently merged with Sonat to create one of the largest natural gas companies in the country. Finally, the Series got a nice boost from stocks like Honeywell, which recently merged with AlliedSignal; American Express, which continued to produce consistent double-digit earnings growth; and Time Warner, which rebounded as investors recognized the value of its cable assets.

During 1999, we found some of our best values overseas. We boosted our international investments, predominantly in Europe, where corporations are way behind the United States in terms of restructuring. As companies like Royal Dutch, an energy company, Pharmacia-Upjohn, a drug company, and Akzo Nobel, a chemical and pharmaceutical company, reorganize and cut costs to compete globally, we expect to see better earnings growth. We also began buying stocks in Japan, including Nippon Telegraph & Telephone, the large telephone utility, and Hitachi, an electronics company. By year-end, they had already posted solid gains thanks in part to Japan's improving economy.

Back at home, we began building our stake in oil services companies like Noble Drilling and smaller exploration companies like Apache. We expect these stocks to benefit in the coming year if earnings growth accelerates as we anticipate. We also added to newspaper stocks like Gannett and The New York Times, which are enjoying increased revenues as Internet companies spend heavily on advertising. Another major investment this past year was Motorola, a wireless communications equipment manufacturer whose stock was selling at a discount due to problems in its cellular handset division and a slump in semiconductor sales. As the company has taken steps to correct its problems and semiconductor sales have begun to turn around, the stock has made a comeback. We also believe there is good potential from stocks like SBC Communications (the former Southwestern Bell) and Mobil, which recently merged with Exxon. Although uncertainties dogged both names this past year, we believe they are better positioned than ever to be dominant players in their respective markets.

We made few changes during the year on the bond side of our portfolio. We kept roughly two-thirds of our bond investments in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. Early in 1999, we lowered the Series' duration, a measure of its sensitivity to interest-rate changes, to give us some protection from rising interest rates. By the fall, however, we had raised duration back to 5.3 years, reflecting our outlook that interest rates are just as likely to stay around current levels as to rise. Even if interest rates do go higher, we don't expect inflation to become a significant problem.

Going forward, we believe our long-term value orientation and balanced approach may help contract owners to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. According to the S&P/BARRA Value and Growth Indices, over long periods, returns on growth and value stocks have been very similar. We're confident that value stocks will eventually return to favor, benefiting the Series. The S&P/BARRA Growth and Value Indices are U.S. indices that split U.S. companies into two groups based on price-to-book ratio to create growth and value indices.

Utilities Series

For the 12 months ended December 31, 1999, the Series provided a total return of 31.30% (includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges), which compares to a 15.82% return for the average utility portfolio tracked by Lipper Analytical Services, Inc. The Series' return also compares to a -9.12% return for the Standard & Poor's Utilities Index (the Utilities Index), an unmanaged, market-capitalization-weighted total return index of all utility stocks in the S&P 500.

The telecommunications sector has continued to be very strong over the past year, driven largely by the explosion in Internet and data communications traffic. In addition, companies involved with cellular communications have done very well, as most subscriber numbers are much higher than initially expected. Natural gas stocks, on the other hand, have had their share of ups and downs. The sector benefited indirectly from the rise in oil prices that we saw last spring. But the mild weather this fall has hurt prospects, and stock prices have fallen off somewhat. The worst performers have been electric utilities, which were hammered from all directions. With deregulation, the electric companies -- which typically generate lots of cash -- now have a lot more choices about how to invest their money. And that has made investors nervous because they're not so sure management will do what's best for shareholders. In addition, rising interest rates have made electric stocks less attractive by eroding the value of their dividends.

A common theme across all three industries has been continued consolidation, especially in the mid-cap arena, which is where the Series tends to focus. And that has been a big plus. Consolidation has been another important theme for the Series. In the telecommunications sector, we owned MediaOne Group, a cable company whose stock benefited from being acquired by AT&T. In the natural gas sector, El Paso Energy, which we owned, bought Sonat. Both stocks rallied as the merger created one of the largest natural gas companies in the country. More recently, Midamerica Energy, an electric utility, benefited from being bought out by Warren Buffet's company Berkshire Hathaway. GTE's and Bell Atlantic's stocks did well following the announcement of their merger. And MCI WorldCom's pending acquisition of Sprint sent both stocks soaring. Finally, our investments in Mannesmann, a German wireless and wire line company, and Orange PLC, a wireless company in the United Kingdom, took off following Mannesmann's decision to buy Orange.

The other big factor was our international stake. During the past six months, we boosted our stake in international stocks. We did this in part because that's where we were finding what we consider to be good values, namely, attractive prices relative to earnings prospects. Plus, there are lots of restructuring opportunities as foreign companies strive to remain competitive in today's global economy. Besides Mannesmann and Orange, our stake in NTT Mobile Communications Network, the big telecommunications player in Japan, did especially well. We also owned BCE, the holding company for Bell Canada. BCE has a sizable investment in Northern Telecom, which has had a terrific run recently because of increased demand for its telecom equipment, and this has benefited BCE.

We also recently bought shares in a French company called Vivendi. Half of Vivendi's business is in the waste management and water utility area. The other half is in the media and cellular business. Vivendi is the second-largest competitor in the French cellular market, where we expect to see accelerating penetration growth. We believe, however, that the current stock price does not fully reflect the value of the telecommunications piece of the business. We also think the company is an excellent candidate for restructuring, which would definitely give the stock a boost.

During the year, we just about doubled our telecommunications stake. Our biggest investment was GTE. The stock climbed nicely following the announcement of a buyout by Bell Atlantic. However, not all of our telecommunications names did well. SBC Communications, which is the old Southwestern Bell, had a rough time over the past six months because of uncertainties surrounding its merger with Ameritech. After closing the deal, SBC had to cut earnings. Now that the merger is done, we expect the stock to catch up, especially given SBC's strong standing in the industry.

CMS Energy, one of our top holdings, was a big disappointment. The electric and natural gas utility's stock suffered from fears that regulators would cut rates. There were also concerns that the company would have to issue stock to pay for a purchase. Fortunately, management sold off some assets instead. We expect that once the regulatory issues settle, the stock will get back on track. Williams was another top holding that tumbled during the period. The company, which is in both the natural gas and telecommunications businesses, decided to spin out part of its telephone operation. As the new stock quickly shot up, many investors who owned Williams for its telecommunications assets decided to take profits. The start-up also has drained Williams' earnings. We held on, however, believing that the company is still worth more than the stock price reflects. Finally, Peco Energy, an electric utility in Philadelphia, saw its stock flounder as the company worked out a merger with Unicom, an electric utility in Chicago. We found the stock attractive given Peco's great nuclear power assets, above-average wholesale trading business, and aggressive management team and decided to increase our stake.

However, we have been able to find some good values in the electric utility sector. One of our largest new additions was NSTAR, which is the old Boston Edison. There's a tremendous amount of merger and acquisition activity going on in the Northeast, which could benefit NSTAR. Plus, the company has an excellent strategy that it's not really getting credit for. Finally, there's strong potential from NSTAR's partial ownership of RCN, a telecommunications start-up. Eventually, we expect the electrics to do well. In the meantime, we'll remain flexible and invest wherever we find what we view as the best values.

                      -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)


Capital Appreciation Series

(For the 10-year period ended December 31, 1999)

[Line chart data]

          Capital        S&P 500
          Appreciation   Composite
          Series         Index
12/89     10000          10000
12/91     12730          12642
12/93     17064          14976
12/95     22119          20876
12/97     33086          34232
12/99     56478          53278

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                    1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return            +32.64%       +110.19%       +243.33%       +464.78%
Average Annual Total Return        +32.64%       + 28.10%       + 27.98%       + 18.90%

Comparative Indices++

                                         1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------
Average capital appreciation
  portfolio+                            +41.65%        +24.37%        +22.88%        +14.74%
Standard & Poor's 500 Composite
  Index#                                +21.04%        +27.56%        +28.56%        +18.21%

++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.


Emerging Growth Series(1)

(For the period from the commencement of the Series' investment operations, May 1, 1995, through December 31, 1999. Index information is from May 1, 1995.)

[Line chart data]

          Emerging       S&P 500        Russell
          Growth         Composite      2000 Total
          Series         Index          Return Index
5/95      10000          10000          10000
12/95     12680          12178          12011
12/96     14854          14975          13992
12/97     18112          19971          17121
12/98     24249          25678          16686
12/99     42631          31081          20232

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                      1 Year         3 Years           Life*
----------------------------------------------------------------------------
Cumulative Total Return              +75.81%        +186.99%        +326.31%
Average Annual Total Return          +75.81%        + 42.11%        + 36.42%

Comparative Indices++

                                           1 Year        3 Years          Life*
-------------------------------------------------------------------------------
Average mid-cap portfolio+                +39.16%        +23.78%        +22.76%
Standard & Poor's 500 Composite
  Index#                                  +21.04%        +27.56%        +27.51%
Russell 2000 Total Return Index#          +21.26%        +13.08%        +16.30%

 *For the period from the commencement of the Series' investment operations,
  May 1, 1995, through December 31, 1999. Index information is from May 1, 1995. ++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.

Global Growth Series(2)

(For the period from November 16, 1993, through December 31, 1999. Index information is from December 1, 1993.)

[Line chart data]

          S&P 500        Global         MSCI           Russell
          Composite      Growth         All Country    2000 Total
          Index          Series         World Index    Return Index
11/93     10000          10000          10000          10000
12/94     10255          10944          11149          10153
12/96     17347          14355          14908          15193
12/97     23135          16555          17095          18591
12/98     29746          18973          20807          18118
12/99     36006          31733          26489          21969

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                    1 Year        3 Years        5 Years          Life*
---------------------------------------------------------------------------------------
Cumulative Total Return            +67.25%       +121.06%       +189.96%       +217.33%
Average Annual Total Return        +67.25%       + 30.27%       + 23.73%       + 20.75%

Comparative Indices++

                                           1 Year       3 Years       5 Years         Life*
-------------------------------------------------------------------------------------------
Average global flexible portfolio+        +21.18%       +14.11%       +14.50%       +11.47%
Standard & Poor's 500 Composite
  Index#                                  +21.04%       +27.56%       +28.56%       +23.44%
Russell 2000 Total Return Index#          +21.26%       +13.08%       +16.69%       +13.81%
MSCI All Country World Index#             +27.31%       +21.12%       +18.90%       +17.37%

 *For the period from the commencement of the Series' investment operations, November 16, 1993, through December 31, 1999. Index information is from December 1, 1993.
++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.


Managed Sectors Series(3)

(For the 10-year period ended December 31, 1999)

[Line chart data]

          Managed        S&P 500
          Sectors        Composite
          Series         Index
12/89     10000          10000
12/91     14513          12642
12/93     16084          14976
12/95     20866          20876
12/97     30823          34232
12/99     64224          53278

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                    1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return            +85.62%       +161.78%       +307.20%       +542.24%
Average Annual Total Return        +85.62%       + 37.82%       + 32.42%       + 20.44%

Comparative Indices++

                                          1 Year        3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------
Lipper Capital Appreciation Portfolio
  Index+                                 +39.17%        +26.06%       +24.82%       +16.66%
Standard & Poor's 500 Composite
  Index#                                 +21.04%        +27.56%       +28.56%       +18.21%

++Average annual rates of return
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.

Massachusetts Investors Trust Series

(For the 10-year period ended December 31, 1999)

[Line chart data]

          S&P 500        Massachusetts
          Composite      Investors
          Index          Trust Series
12/89     10000          10000
12/91     12642          13198
12/93     14976          15127
12/95     20876          20559
12/97     34232          34018
12/99     53278          45157

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                   1 Year       3 Years         5 Years        10 Years
---------------------------------------------------------------------------------------
Cumulative Total Return            +7.18%       +75.14%        +201.82%        +351.57%
Average Annual Total Return        +7.18%       +20.54%        + 24.72%        + 16.27%

Comparative Indices++

                                       1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------
Average growth and income
  portfolio+                          +13.78%       +17.96%       +21.34%       +14.42%
Standard & Poor's 500 Composite
  Index#                              +21.04%       +27.56%       +28.56%       +18.21%

++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.


Research Series

(For the period from November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.)

[Line chart data]

          S&P 500
          Composite      Research
          Index          Series
11/94     10000          10000
12/95     13453          13585
12/96     16542          16813
12/97     22061          20320
12/98     28366          25119
12/99     34335          31184

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                    1 Year       3 Years        5 Years          Life*
--------------------------------------------------------------------------------------
Cumulative Total Return            +24.14%       +85.47%       +215.62%       +211.83%
Average Annual Total Return        +24.14%       +22.86%       + 25.84%       + 24.72%

Comparative Index++

                                       1 Year       3 Years       5 Years         Life*
---------------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index#                              +21.04%       +27.56%       +28.56%       +26.97%

 *For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1999. Index information is from November 1, 1994.
++Average annual rates of return.
 #Source: Standard & Poor's Micropal, Inc.

Total Return Series

(For the 10-year period ended December 31, 1999)

[Line chart data]

          Total          Lehman Brothers
          Return         Government/Corporate
          Series         Bond Index
12/89     10000          10000
12/91     12487          12575
12/93     15369          15020
12/95     19043          17282
12/97     26503          19519
12/99     30447          20909

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                   1 Year       3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------
Cumulative Total Return            +2.84%       +40.13%       +102.60%       +204.47%
Average Annual Total Return        +2.84%       +11.90%       + 15.17%       + 11.78%

Comparative Indices++

                                   1 Year       3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------
Average balanced portfolio+        +8.72%       +13.78%        +16.24%        +11.82%
Lehman Brothers Government/
  Corporate Bond Index#            -2.15%       + 5.54%        + 7.61%        + 7.65%

++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.


Utilities Series(3)

(For the period from November 16, 1993, through December 31, 1999. Index information is from December 1, 1993.)

[Line chart data]

          Utilities      Standard & Poor's
          Series         Utilities Index
11/93      9526          10000
12/94      9524           9158
12/96     15174          13412
12/97     20138          16721
12/98     23671          19191
12/99     31079          17440

Average Annual and Cumulative Total Rates of Return through December 31, 1999

                                    1 Year         3 Years         5 Years           Life*
------------------------------------------------------------------------------------------
Cumulative Total Return            +31.30%        +104.82%        +226.33%        +210.79%
Average Annual Total Return        +31.30%        + 27.00%        + 26.69%        + 20.34%

Comparative Indices++

                                           1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------
Average utility portfolio+                +15.82%         +19.07%         +18.39%         +13.44%
Standard & Poor's Utilities Index#        - 9.12%         + 9.15%         +13.75%         + 9.57%

 *For the period from the commencement of the Series' investment operations, November 16, 1993, through December 31, 1999. Index information is from December 1, 1993.
++Average annual rates of return.
 +Source: Lipper Analytical Services, Inc.
 #Source: Standard & Poor's Micropal, Inc.

(1) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. See the prospectus for details.

(2) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

(3) Focusing investments in certain sectors increases vulnerability to any single economic, political, or regulatory development. These risks may increase unit price volatility. See the prospectus for details.

Notes to Performance Summary

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent results may be more or less than those shown. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Portfolio of Investments -- December 31, 1999
Capital Appreciation Series
Stocks -- 97.8%

Issuer                                                                            Shares              Value
U.S. Stocks -- 82.3%
Advertising -- 1.1%
Young & Rubicam, Inc. ..................................................           328,500        $ 23,241,375
                                                                                                  ------------
Automotive -- 0.3%
Harley-Davidson, Inc. ..................................................            84,000        $  5,381,250
                                                                                                  ------------
Banks and Credit Companies -- 0.8%
Providian Financial Corp. ..............................................           197,300        $ 17,966,631
                                                                                                  ------------
Broadcasting -- 0.3%
Radio One, Inc.* .......................................................             9,700        $    892,400
Spanish Broadcasting Systems, Inc.*                                                142,950           5,753,738
                                                                                                  ------------
                                                                                                  $  6,646,138
                                                                                                  ------------
Business Machines -- 2.1%
Sun Microsystems, Inc.* ................................................           586,900        $ 45,448,069
                                                                                                  ------------
Business Services -- 0.9%
Airnet Commerce Corp.* .................................................             3,520        $    128,040
Bea Systems, Inc.* .....................................................            37,000           2,587,687
Digimarc Corp.* ........................................................            86,000           4,300,000
eBenX, Inc.* ...........................................................               900              40,725
Finisar Corp.* .........................................................             2,730             245,359
First Data Corp. .......................................................           220,600          10,878,337
McAfee.com Corp.* ......................................................             4,060             182,700
Official Payments Corp.* ...............................................             3,230             167,960
Virginia Linux Systems, Inc.* ..........................................             1,900             392,588
                                                                                                  ------------
                                                                                                  $ 18,923,396
                                                                                                  ------------
Cellular Telephones -- 1.6%
Sprint Corp. (PCS Group)* ..............................................           328,600        $ 33,681,500
TeleCorp PCS, Inc.* ....................................................             3,550             134,900
                                                                                                  ------------
                                                                                                  $ 33,816,400
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 4.6%
America Online, Inc.* ..................................................           301,400        $ 22,736,862
Microsoft Corp.* .......................................................           633,100          73,914,425
                                                                                                  ------------
                                                                                                  $ 96,651,287
                                                                                                  ------------
Computer Software -- Services -- 1.6%
EMC Corp.* .............................................................           305,100        $ 33,332,175
Informatica Corp.* .....................................................             1,500             159,562
Intertrust Technologies Corp.* .........................................             2,275             267,597
Metasolv Software, Inc.* ...............................................             1,760             143,880
                                                                                                  ------------
                                                                                                  $ 33,903,214
                                                                                                  ------------
Computer Software -- Systems -- 12.0%
Agile Software Corp.* ..................................................             5,200        $  1,129,619
Ariba, Inc.* ...........................................................             6,400           1,135,200
BMC Software, Inc.* ....................................................           468,600          37,458,712
Cadence Design Systems, Inc.* ..........................................         1,004,900          24,117,600
Computer Associates International,
  Inc. .................................................................           268,000          18,743,250
Compuware Corp.* .......................................................           834,900          31,100,025
Comverse Technology, Inc.* .............................................            77,200          11,174,700
Foundry Networks, Inc.* ................................................             2,275             686,339
JNI Corp.* .............................................................             2,025             133,650
Keane, Inc.* ...........................................................            68,100           2,162,175
Open TV Corp.* .........................................................             2,670             214,268
Oracle Corp.* ..........................................................           954,475         106,960,855
VERITAS Software Corp.* ................................................           130,650          18,699,281
                                                                                                  ------------
                                                                                                  $253,715,674
                                                                                                  ------------
Conglomerates -- 3.0%
Sodexho Marriott Services, Inc. ........................................           226,400        $  2,943,200
Tyco International Ltd. ................................................         1,581,508          61,481,123
                                                                                                  ------------
                                                                                                  $ 64,424,323
                                                                                                  ------------

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Consumer Goods and Services -- 1.2%
Colgate-Palmolive Co. ..................................................           173,700        $ 11,290,500
Galileo International, Inc. ............................................           447,200          13,388,050
                                                                                                  ------------
                                                                                                  $ 24,678,550
                                                                                                  ------------
Electrical Equipment -- 2.0%
General Electric Co. ...................................................           268,100        $ 41,488,475
                                                                                                  ------------
Electronics -- 6.4%
Agilent Technologies, Inc.* ............................................           105,770        $  8,177,343
Altera Corp.* ..........................................................           196,000           9,714,250
Analog Devices, Inc.* ..................................................           334,162          31,077,066
E Tek Dynamics, Inc.* ..................................................            38,100           5,129,213
Flextronics International Ltd.* ........................................           428,400          19,706,400
Intel Corp. ............................................................           120,600           9,926,887
KLA-Tencor Corp.* ......................................................            19,100           2,127,263
Lam Research Corp.* ....................................................            21,500           2,398,594
LSI Logic Corp.* .......................................................            70,600           4,765,500
Micron Technology, Inc.* ...............................................            72,500           5,636,875
Novellus Systems, Inc.* ................................................           112,400          13,772,512
SCI Systems, Inc.* .....................................................           122,000          10,026,875
SDL, Inc.* .............................................................            34,700           7,564,600
Teradyne, Inc.* ........................................................            38,200           2,521,200
Varian Semiconductor Equipment
  Associates, Inc.* ....................................................            94,000           3,196,000
Virata Corp.* ..........................................................             1,320              39,435
                                                                                                  ------------
                                                                                                  $135,780,013
                                                                                                  ------------
Entertainment -- 8.5%
CBS Corp.* .............................................................           399,700        $ 25,555,819
Clear Channel Communications,
  Inc.* ................................................................           438,985          39,179,411
Comcast Corp., "A" .....................................................           675,500          34,154,969
Infinity Broadcasting Corp.* ...........................................         1,118,500          40,475,719
Macromedia, Inc.* ......................................................            57,500           4,204,688
Radio Unica Communications Co.* ........................................             3,775             109,003
Time Warner, Inc. ......................................................           413,000          29,916,687
Univision Communications,
  Inc., "A"* ...........................................................            69,500           7,102,031
                                                                                                  ------------
                                                                                                  $180,698,327
                                                                                                  ------------
Financial Institutions -- 2.8%
Citigroup, Inc. ........................................................           380,500        $ 21,141,531
Financial Federal Corp.* ...............................................           260,100           5,933,531
Goldman Sachs Group, Inc. ..............................................           119,200          11,227,150
Morgan Stanley Dean Witter & Co. .......................................           153,300          21,883,575
                                                                                                  ------------
                                                                                                  $ 60,185,787
                                                                                                  ------------
Food and Beverage Products -- 0.4%
Keebler Foods Co.* .....................................................           305,100        $  8,580,938
                                                                                                  ------------
Forest and Paper Products -- 0.5%
Bowater, Inc. ..........................................................           189,100        $ 10,270,494
                                                                                                  ------------
Insurance -- 1.8%
American International Group, Inc. .....................................           228,988        $ 24,759,328
Aon Corp. ..............................................................           127,400           5,096,000
Gallagher (Arthur J.) & Co. ............................................            55,600           3,600,100
Marsh & McLennan Cos., Inc. ............................................            57,500           5,502,031
                                                                                                  ------------
                                                                                                  $ 38,957,459
                                                                                                  ------------
Internet -- 2.3%
Akamai Technologies, Inc.* .............................................             3,125        $  1,023,828
Allaire Corp.* .........................................................            17,700           2,589,731
C Bridge Internet Solutions, Inc.* .....................................             1,240              60,295
CacheFlow, Inc.* .......................................................             2,580             337,174
CNET, Inc.* ............................................................            53,400           3,030,450
Deltathree.com, Inc.* ..................................................             1,560              40,170
Digital Impact, Inc.* ..................................................             2,090             104,761
Digital Insight Corp.* .................................................             3,100             112,763


14-CAS

Issuer                                                                             Shares              Value
U.S. Stocks -- continued
Internet -- continued
Ebay, Inc.* ............................................................            65,900          $  8,249,856
eSPEED, Inc.* ..........................................................             4,500               160,031
Expedia, Inc.* .........................................................             2,330                81,550
FreeMarkets, Inc.* .....................................................               760               259,397
Harris Interactive, Inc.* ..............................................             1,480                19,333
Internap Network Services Corp.* .......................................             6,500             1,124,500
Jupiter Communications, Inc.* ..........................................             1,650                49,913
Lifeminders.com, Inc.* .................................................             1,440                83,160
Mediaplex, Inc.* .......................................................             1,750               109,813
MedicaLogic, Inc.* .....................................................             2,560                53,760
NextCard, Inc.* ........................................................           134,500             3,883,687
OnDisplay, Inc.* .......................................................               460                41,803
Pfsweb, Inc.* ..........................................................                20                   750
Retek, Inc.* ...........................................................             1,740               130,935
SciQuest.com, Inc.* ....................................................             1,770               140,715
VeriSign, Inc.* ........................................................           144,200            27,533,187
                                                                                                    ------------
                                                                                                    $ 49,221,562
                                                                                                    ------------
Medical and Health Products -- 1.1%
American Home Products Corp. ...........................................           359,100          $ 14,162,006
Pharmacia & Upjohn, Inc. ...............................................           180,600             8,127,000
                                                                                                    ------------
                                                                                                    $ 22,289,006
                                                                                                    ------------
Medical and Health Technology
  and Services -- 0.6%
Health Management Associates,
  Inc., "A"* ...........................................................           980,825          $ 13,118,534
                                                                                                    ------------
Oils -- 0.7%
Conoco, Inc., "A" ......................................................           372,900          $  9,229,275
EOG Resources, Inc. ....................................................           358,500             6,296,156
                                                                                                    ------------
                                                                                                    $ 15,525,431
                                                                                                    ------------
Photographic Products
Polaroid Corp. .........................................................            50,900          $    957,556
                                                                                                    ------------
Restaurants and Lodging -- 0.9%
Cendant Corp.* .........................................................           455,441          $ 12,097,652
Wendy's International, Inc. ............................................           369,400             7,618,875
                                                                                                    ------------
                                                                                                    $ 19,716,527
                                                                                                    ------------
Special Products and Services -- 0.1%
Harmonic Lightwaves, Inc.* .............................................            14,200          $  1,348,113
                                                                                                    ------------
Stores -- 4.4%
Costco Wholesale Corp.* ................................................           269,600          $ 24,601,000
CVS Corp. ..............................................................           491,100            19,613,306
Office Depot, Inc.* ....................................................           432,750             4,733,203
Tandy Corp. ............................................................           284,200            13,979,088
Wal-Mart Stores, Inc. ..................................................           427,400            29,544,025
                                                                                                    ------------
                                                                                                    $ 92,470,622
                                                                                                    ------------
Supermarkets -- 1.3%
Kroger Co.* ............................................................           588,000          $ 11,098,500
Safeway, Inc.* .........................................................           444,500            15,807,531
                                                                                                    ------------
                                                                                                    $ 26,906,031
                                                                                                    ------------
Telecommunications -- 17.2%
AGENCY.COM Ltd.* .......................................................             1,100          $     56,100
American Tower Corp., "A"* .............................................            86,800             2,652,825
Ancor Communications, Inc.* ............................................           125,300             8,504,738
AT&T Corp.* ............................................................           221,200            12,553,100
Bell Atlantic Corp. ....................................................           148,100             9,117,406
Cisco Systems, Inc.* ...................................................           958,350           102,663,244
Corning, Inc. ..........................................................           217,600            28,056,800
Cox Communications, Inc.* ..............................................           293,800            15,130,700
EchoStar Communications, Corp.* ........................................            72,200             7,039,500
Emulex Corp.* ..........................................................            28,700             3,228,750
Firstcom Corp.* ........................................................           110,500             4,060,875
Global TeleSystems Group, Inc.* ........................................           434,500            15,044,562

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Telecommunications -- continued
iBasis, Inc.* ..........................................................               840        $       24,150
Lucent Technologies, Inc. ..............................................           131,700             9,852,806
MCI WorldCom, Inc.* ....................................................           781,155            41,450,037
Metromedia Fiber Network,
  Inc., "A"* ...........................................................            22,640             1,085,305
Motorola, Inc. .........................................................           160,500            23,633,625
Network Solutions, Inc.* ...............................................            47,900            10,421,244
Next Level Communications, Inc.* .......................................             1,760               131,780
NEXTEL Communications, Inc.* ...........................................           192,400            19,841,250
Nextlink Communications, Inc., "A"*                                                100,200             8,322,863
Nortel Networks Corp. ..................................................           132,100            13,342,100
NTL, Inc.* .............................................................            20,700             2,582,325
Qwest Communications
  International, Inc.* .................................................           322,610            13,872,230
Tritel, Inc.* ..........................................................             2,560                81,120
Winstar Communications, Inc.* ..........................................           151,300            11,385,325
                                                                                                  --------------
                                                                                                  $  364,134,760
                                                                                                  --------------
Utilities -- Electric -- 1.8%
AES Corp.* .............................................................           525,100        $   39,251,225
                                                                                                  --------------
  Total U.S. Stocks ......................................................................        $1,745,697,167
                                                                                                  --------------
Foreign Stocks -- 15.5%
Bermuda -- 0.9%
Global Crossing Ltd.
  (Telecommunications)* ................................................           385,500        $   19,275,000
                                                                                                  --------------
Canada -- 0.9%
Abitibi-Consolidated, Inc.
  (Forest and Paper Products) ..........................................           476,300        $    5,656,063
BCE, Inc. (Telecommunications) .........................................           143,900            12,977,981
                                                                                                  --------------
                                                                                                  $   18,634,044
                                                                                                  --------------
Finland -- 2.0%
Nokia Corp., ADR
  (Telecommunications) .................................................           225,700        $   42,883,000
                                                                                                  --------------
France -- 1.1%
Bouygues S.A.
  (Telecommunications)* ................................................            36,700        $   23,322,121
                                                                                                  --------------
Germany -- 1.9%
Mannesmann AG (Conglomerate) ...........................................           168,600        $   40,666,398
                                                                                                  --------------
Israel -- 0.2%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ............................................           181,525        $    4,696,959
                                                                                                  --------------
Italy -- 1.9%
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................         3,524,500        $   39,364,223
                                                                                                  --------------
Japan -- 2.2%
Daiwa Securities Group, Inc.
  (Banks and Credit Cos. ) .............................................           810,000        $   12,675,572
Hitachi Ltd. (Electronics) .............................................           354,000             5,681,738
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               600            10,275,984
NTT Mobile Communication
  Network, Inc.
  (Telecommunications) .................................................               455            17,500,000
                                                                                                  --------------
                                                                                                  $   46,133,294
                                                                                                  --------------
Netherlands -- 1.6%
KPN N.V. (Telecommunications)* .........................................           230,700        $   22,513,551
Libertel N.V. (Cellular Telephones)* ...................................           441,700            11,565,738
                                                                                                  --------------
                                                                                                  $   34,079,289
                                                                                                  --------------
Singapore -- 0.8%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .......................................................           235,500        $   17,191,500
                                                                                                  --------------


                                                                          15-CAS

Issuer                                               Shares           Value
Foreign Stocks -- continued
Spain -- 0.4%
Terra Networks, S.A. (Internet)* .................   139,600      $    7,627,071
                                                                  --------------
Sweden -- 1.1%
Ericsson LM, ADR
  (Telecommunications) ...........................   356,000      $   23,384,750
                                                                  --------------
United Kingdom -- 0.5%
British Telecommunications PLC
  (Telecommunications)* ..........................   439,900      $   10,651,297
NDS Group PLC, ADR (Internet)* ...................     5,300             161,650
                                                                  --------------
                                                                  $   10,812,947
                                                                  --------------
  Total Foreign Stocks .....................................      $  328,070,596
                                                                  --------------
  Total Stocks
    (Identified Cost, $1,318,309,153) ......................      $2,073,767,763
                                                                  --------------
Short-Term Obligations -- 1.8%
                                                Principal Amount
                                                  (000 Omitted)
Federal Home Loan Bank,
  due 1/03/00 ....................................   $19,000      $   18,998,575
Federal Home Loan Mortgage
  Corp., due 1/20/00 .............................    20,000          19,940,678
                                                                  --------------
  Total Short-Term Obligations, at Amortized Cost ..........      $   38,939,253
                                                                  --------------
  Total Investments
    (Identified Cost, $1,357,248,406) ......................      $2,112,707,016
                                                                  --------------
Other Assets,
  Less Liabilities -- 0.4%                                             8,867,498
                                                                  --------------
  Net Assets -- 100.0% .....................................      $2,121,574,514
                                                                  ==============


           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999
Emerging Growth Series
Stocks -- 99.9%

Issuer                                                                        Shares         Value
U.S. Stocks -- 80.7%
Advertising -- 0.3%
Doubleclick, Inc.* .......................................................       630      $    159,429
Lamar Advertising Co., "A"* ..............................................     1,100            66,619
Omnicom Group, Inc. ......................................................    34,300         3,430,000
                                                                                          ------------
                                                                                          $  3,656,048
                                                                                          ------------
Airlines
Atlas Air, Inc.* .........................................................     1,800      $     49,388
                                                                                          ------------
Automotive
AutoNation, Inc.* ........................................................     5,600      $     51,800
                                                                                          ------------
Banks and Credit Companies
First Tennessee National Corp. ...........................................     1,300      $     37,050
                                                                                          ------------
Broadcasting -- 0.1%
Radio One, Inc.* .........................................................     5,600      $    515,200
Spanish Broadcasting Systems, Inc.*                                           21,075           848,269
Westwood One, Inc.* ......................................................     1,400           106,400
                                                                                          ------------
                                                                                          $  1,469,869
                                                                                          ------------
Business Machines -- 2.1%
Affiliated Computer Services,
  Inc., "A"* .............................................................     1,200      $     55,200
Seagate Technology, Inc.* ................................................     1,800            83,812
Sun Microsystems, Inc.* ..................................................   330,000        25,554,375
Texas Instruments, Inc. ..................................................    41,800         4,049,375
                                                                                          ------------
                                                                                          $ 29,742,762
                                                                                          ------------
Business Services -- 0.6%
Adelphia Business Solutions* .............................................     3,800      $    182,400
Airnet Commerce Corp.* ...................................................     2,150            78,206
Bea Systems, Inc.* .......................................................     4,000           279,750
Breakaway Solutions, Inc.* ...............................................     1,325            96,725
Computer Sciences Corp.* .................................................    21,700         2,053,362
Concord EFS, Inc.* .......................................................     2,250            57,938
Digimarc Corp.* ..........................................................     5,800           290,000
eBenX, Inc.* .............................................................       550            24,888
First Data Corp. .........................................................    16,200           798,862
IMRglobal Corp.* .........................................................     9,400           118,087
Insight Enterprises, Inc.* ...............................................     1,500            60,938
Learning Tree International, Inc.* .......................................    74,300         2,080,400
Lycos, Inc.* .............................................................    13,200         1,050,225
McAfee.com Corp.* ........................................................     2,430           109,350
Pegasus Systems, Inc.* ...................................................     1,200            72,375
Predictive Systems, Inc.* ................................................       300            19,650
Professional Detailing, Inc.* ............................................     1,300            38,919
Tanning Technology Corp.* ................................................     2,600           153,237
Teletech Holdings, Inc.* .................................................     4,800           161,775
Tickets.com, Inc.* .......................................................     2,525            36,139
USWeb Corp.* .............................................................     1,700            75,544
Virginia Linux Systems, Inc.* ............................................     1,160           239,685
Wireless Facilities, Inc.* ...............................................       840            36,645
                                                                                          ------------
                                                                                          $  8,115,100
                                                                                          ------------
Cellular Telephones -- 1.8%
AirGate PCS, Inc.* .......................................................     2,250      $    118,688
Powertel, Inc.* ..........................................................    26,700         2,680,012
Sprint Corp. (PCS Group)* ................................................   200,300        20,530,750
TeleCorp PCS, Inc.* ......................................................     2,140            81,320
Telephone & Data Systems, Inc. ...........................................    17,200         2,167,200
                                                                                          ------------
                                                                                          $ 25,577,970
                                                                                          ------------
Computer Hardware -- Systems
Maxtor Corp.* ............................................................     3,300      $     23,925
                                                                                          ------------
Computer Software -- Personal
  Computers -- 4.7%
America Online, Inc.* ....................................................    42,400      $  3,198,550
Mercury Interactive Corp.* ...............................................     6,100           658,419


16-EGS

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Computer Software -- Personal
  Computers -- continued
Microsoft Corp.* .......................................................           536,984        $ 62,692,882
Symantec Corp.* ........................................................            29,800           1,747,025
                                                                                                  ------------
                                                                                                  $ 68,296,876
                                                                                                  ------------
Computer Software -- Services -- 0.2%
EMC Corp.* .............................................................            13,800        $  1,507,650
FutureLink Corp.* ......................................................            10,200             265,200
Immersion Corp.* .......................................................               720              27,630
Internet Commerce Corp.* ...............................................            10,400             323,700
Metasolv Software, Inc.* ...............................................             1,040              85,020
Quintus Corp.* .........................................................             1,490              68,354
Real Networks, Inc.* ...................................................             7,900             950,468
SonicWall, Inc.* .......................................................               740              29,785
Tecnomatix Technologies Ltd.* ..........................................             3,500             100,625
                                                                                                  ------------
                                                                                                  $  3,358,432
                                                                                                  ------------
Computer Software -- Systems -- 18.6%
Adobe Systems, Inc. ....................................................            29,900        $  2,010,775
Agile Software Corp.* ..................................................             6,775           1,471,763
Alteon Websystems, Inc.* ...............................................               900              78,975
Aspen Technology, Inc.* ................................................             1,300              34,369
BMC Software, Inc.* ....................................................           526,377          42,077,261
Brio Technology, Inc.* .................................................             5,100             214,200
Cadence Design Systems, Inc.* ..........................................           213,500           5,124,000
CheckFree Holdings Corp.* ..............................................             1,800             188,100
China Common Corp.* ....................................................               500              39,313
Clarify, Inc.* .........................................................             2,000             252,000
Computer Associates International,
  Inc. .................................................................           290,375          20,308,102
Computer Network Technology
  Corp.* ...............................................................             6,900             158,269
Compuware Corp.* .......................................................           445,400          16,591,150
CSG Systems International, Inc.* .......................................            35,400           1,411,575
Edwards (J.D.) & Co.* ..................................................            20,100             600,487
Foundry Networks, Inc.* ................................................             1,225             369,567
Harbinger Corp.* .......................................................             4,200             133,613
I2 Technologies, Inc.* .................................................            56,900          11,095,500
Keane, Inc.* ...........................................................             2,800              88,900
Manugistics Group, Inc.* ...............................................            13,300             429,756
MicroStrategy, Inc.* ...................................................             4,100             861,000
NetIQ Corp.* ...........................................................             1,250              65,078
Network Associates, Inc.* ..............................................             7,200             192,150
Oracle Corp.* ..........................................................         1,238,725         138,814,620
Peoplesoft, Inc.* ......................................................             5,610             119,563
Siebel Systems, Inc.* ..................................................            55,300           4,645,200
Smartdisk Corp.* .......................................................               475              15,556
Sycamore Networks, Inc.* ...............................................             1,525             469,700
Synopsys, Inc.* ........................................................             1,400              93,450
Unisys Corp.* ..........................................................             3,800             121,363
VERITAS Software Corp.* ................................................           140,000          20,037,500
                                                                                                  ------------
                                                                                                  $268,112,855
                                                                                                  ------------
Conglomerates -- 2.0%
Tyco International Ltd. ................................................           726,658        $ 28,248,830
                                                                                                  ------------
Consumer Goods and Services
Atwood Oceanics, Inc.* .................................................             1,600        $     61,800
Callaway Golf Co. ......................................................             3,700              65,444
Carson, Inc., "A"* .....................................................            53,800             174,850
TV Guide, Inc.* ........................................................             2,400             103,200
                                                                                                  ------------
                                                                                                  $    405,294
                                                                                                  ------------
Containers
Smurfit-Stone Container Corp.* .........................................             2,500        $     61,250
                                                                                                  ------------

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Electrical Equipment
Jabil Circuit, Inc.* ...................................................             1,200        $     87,600
Micrel, Inc.* ..........................................................             2,200             125,262
QLogic Corp.* ..........................................................               800             127,900
                                                                                                  ------------
                                                                                                  $    340,762
                                                                                                  ------------
Electronics -- 5.1%
Agilent Technologies, Inc.* ............................................            13,360        $  1,032,895
Altera Corp.* ..........................................................           363,000          17,991,187
Analog Devices, Inc.* ..................................................            75,700           7,040,100
Applied Materials, Inc.* ...............................................           100,500          12,732,094
Applied Micro Circuits Corp.* ..........................................             2,600             330,850
Atmel Corp.* ...........................................................            26,400             780,450
ATMI, Inc.* ............................................................             1,800              59,513
Burr-Brown Corp.* ......................................................             2,550              92,119
Caliper Technologies Corp.* ............................................               850              56,738
Conexant Systems, Inc.* ................................................           122,200           8,111,025
Credence Systems Corp.* ................................................             1,900             164,350
E Tek Dynamics, Inc.* ..................................................             8,300           1,117,387
Electro Scientific Industries, Inc.* ...................................             1,200              87,600
Flextronics International Ltd.* ........................................             2,360             108,560
Lam Research Corp.* ....................................................            27,600           3,079,125
LTX Corp.* .............................................................             4,400              98,450
Maxim Integrated Products, Inc.* .......................................             2,200             103,812
Microchip Technology, Inc.* ............................................             1,300              88,969
MIPS Technologies, Inc.* ...............................................             1,300              67,600
Novellus Systems, Inc.* ................................................            12,900           1,580,653
Optical Coating Laboratory, Inc. .......................................               850             251,600
Photronics, Inc.* ......................................................             2,000              57,250
Quanta Services, Inc.* .................................................             1,800              50,850
Sage, Inc.* ............................................................               500               9,688
Sanmina Corp.* .........................................................               800              79,900
SDL, Inc.* .............................................................            19,000           4,142,000
SIPEX Corp.* ...........................................................             9,800             240,712
Solectron Corp.* .......................................................             5,300             504,162
Teradyne, Inc.* ........................................................            67,700           4,468,200
Virata Corp.* ..........................................................               770              23,004
Xilinx, Inc.* ..........................................................           191,400           8,702,719
                                                                                                  ------------
                                                                                                  $ 73,253,562
                                                                                                  ------------
Entertainment -- 3.3%
Acme Communications, Inc.* .............................................             1,225        $     40,731
CBS Corp.* .............................................................           189,600          12,122,550
Clear Channel Communications,
  Inc.* ................................................................           173,155          15,454,084
Comcast Corp., "A" .....................................................           112,800           5,703,450
Cox Radio, Inc., "A"* ..................................................            73,200           7,301,700
Emmis Broadcasting Corp., "A"* .........................................            12,025           1,498,804
Harrah's Entertainment, Inc.* ..........................................             2,300              60,806
Hearst-Argyle Television, Inc.* ........................................             1,700              45,263
Infinity Broadcasting Corp.* ...........................................            18,775             679,420
International Speedway Corp. ...........................................             2,458             123,822
Macromedia, Inc.* ......................................................            30,200           2,208,375
Radio Unica Communications Co.* ........................................             2,050              59,194
Time Warner, Inc. ......................................................             3,900             282,506
Univision Communications,
  Inc., "A"* ...........................................................            15,400           1,573,687
USA Networks, Inc.* ....................................................             2,500             138,125
                                                                                                  ------------
                                                                                                  $ 47,292,517
                                                                                                  ------------
Financial Institutions -- 0.8%
American Express Co. ...................................................            35,800        $  5,951,750
Lehman Brothers Holdings, Inc. .........................................            34,000           2,879,375
Morgan Stanley Dean Witter & Co. .......................................            22,600           3,226,150
Waddell & Reed Financial, Inc., "A"                                                  1,800              48,825
                                                                                                  ------------
                                                                                                  $ 12,106,100
                                                                                                  ------------


                                                                          17-EGS

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Internet -- 1.6%
AGENCY.COM, Inc.* ......................................................              600           $     30,600
Akamai Technologies, Inc.* .............................................            1,700                556,962
CacheFlow, Inc.* .......................................................            1,530                199,952
CMGI, Inc.* ............................................................            6,300              1,744,312
Cobalt Networks, Inc.* .................................................              770                 83,449
Data Return Corp.* .....................................................            2,100                112,350
Deltathree.com, Inc.* ..................................................              940                 24,205
Digital Impact, Inc.* ..................................................            1,260                 63,158
Digital Insight Corp.* .................................................            1,650                 60,019
eSPEED, Inc.* ..........................................................            2,600                 92,463
Expedia, Inc.* .........................................................            1,340                 46,900
Fogdog, Inc.* ..........................................................              910                  8,645
FreeMarkets, Inc.* .....................................................              440                150,177
GRIC Communications, Inc.* .............................................              510                 12,941
Harris Interactive, Inc.* ..............................................              900                 11,756
iManage, Inc.* .........................................................              230                  7,389
Internap Network Services Corp.* .......................................            3,500                605,500
Keynote Systems, Inc.* .................................................            1,100                 81,125
Lifeminders.com, Inc.* .................................................              850                 49,088
Mediaplex, Inc.* .......................................................            1,040                 65,260
MedicaLogic, Inc.* .....................................................            1,560                 32,760
OnDisplay, Inc.* .......................................................              290                 26,354
Open Market, Inc.* .....................................................           51,900              2,341,987
Talk.com, Inc.* ........................................................           32,600                578,650
VeriSign, Inc.* ........................................................           87,500             16,707,031
Webvan Group, Inc.* ....................................................            1,690                 27,885
Women.com Networks, Inc.* ..............................................            3,750                 53,438
                                                                                                    ------------
                                                                                                    $ 23,774,356
                                                                                                    ------------
Machinery
SI Handling Systems, Inc. ..............................................           25,350           $    241,617
                                                                                                    ------------
Medical and Health Products -- 0.6%
IDEC Pharmaceuticals Corp.* ............................................           13,300           $  1,306,725
Immunex Corp.* .........................................................           57,400              6,285,300
Johnson & Johnson Co. ..................................................            3,195                297,534
King Pharmaceuticals, Inc.* ............................................            6,750                378,422
                                                                                                    ------------
                                                                                                    $  8,267,981
                                                                                                    ------------
Medical and Health Technology
  and Services -- 2.7%
Allscripts, Inc.* ......................................................            2,675           $    117,700
Merrill Lynch Biotech HOLDRs
  Trust* ...............................................................           25,100              3,601,850
Chiron Corp.* ..........................................................           55,600              2,356,050
Cyberonics, Inc.* ......................................................              200                  3,188
Enzon, Inc.* ...........................................................            3,800                164,825
Genentech, Inc.* .......................................................           86,500             11,634,250
Human Genome Sciences, Inc.* ...........................................            9,700              1,480,462
ImClone Systems, Inc.* .................................................            2,300                 91,138
MedImmune, Inc. ........................................................          112,500             18,660,937
Transkaryotic Therapies, Inc.* .........................................            1,400                 53,900
United Healthcare Corp. ................................................           13,100                695,937
                                                                                                    ------------
                                                                                                    $ 38,860,237
                                                                                                    ------------
Metals and Minerals
Phelps Dodge Corp. .....................................................              468           $     31,415
                                                                                                    ------------
Office Equipment
United Stationers, Inc.* ...............................................            2,500           $     71,406
                                                                                                    ------------
Oil Services -- 0.1%
Noble Drilling Corp.* ..................................................           42,700           $  1,398,425
                                                                                                    ------------
Pharmaceuticals -- 0.3%
Andrx Corp.* ...........................................................            1,200           $     50,775
Sepracor, Inc.* ........................................................           38,400              3,808,800
                                                                                                    ------------
                                                                                                    $  3,859,575
                                                                                                    ------------
Photographic Products
Polaroid Corp. .........................................................            2,400           $     45,150
                                                                                                    ------------

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Printing and Publishing
Electronics for Imaging, Inc.* .........................................            1,500         $       87,187
                                                                                                  --------------
Restaurants and Lodging -- 0.4%
Brinker International, Inc.* ...........................................            1,800         $       43,200
CEC Entertainment, Inc.* ...............................................            2,400                 68,100
Cendant Corp.* .........................................................          226,786              6,024,003
Hilton Hotels Corp. ....................................................            3,074                 29,587
Papa John's International, Inc.* .......................................            1,200                 31,275
Starwood Hotels & Resorts Co. ..........................................            1,400                 32,900
                                                                                                  --------------
                                                                                                  $    6,229,065
                                                                                                  --------------
Special Products and Services
Newport News Shipbuilding, Inc. ........................................              300         $        8,250
                                                                                                  --------------
Stores -- 1.7%
Cost Plus, Inc.* .......................................................            1,800         $       64,125
Home Depot, Inc. .......................................................          133,200              9,132,525
Office Depot, Inc.* ....................................................           93,950              1,027,578
Wal-Mart Stores, Inc. ..................................................          204,300             14,122,238
                                                                                                  --------------
                                                                                                  $   24,346,466
                                                                                                  --------------
Technology -- 0.1%
National Semiconductor Corp.* ..........................................           24,700         $    1,057,469
                                                                                                  --------------
Telecommunications -- 33.0%
Amdocs Ltd.* ...........................................................            5,404         $      186,438
American Tower Corp., "A"* .............................................            1,900                 58,069
Ancor Communications, Inc.* ............................................           14,475                982,491
AT&T Corp.* ............................................................          304,200             17,263,350
Aware, Inc.* ...........................................................            1,100                 40,013
Centinal Cellular Corp.* ...............................................            1,300                107,738
CIENA Corp.* ...........................................................           97,800              5,623,500
Cisco Systems, Inc.* ...................................................          849,926             91,048,323
Classic Communications, Inc.* ..........................................            2,320                 84,825
CommNet Cellular, Inc.* ................................................            2,500                 80,313
CommScope, Inc.* .......................................................            8,100                326,531
Corning, Inc. ..........................................................           32,300              4,164,681
Cox Communications, Inc.* ..............................................            6,697                344,895
EchoStar Communications Corp.* .........................................           52,600              5,128,500
Global TeleSystems Group, Inc.* ........................................           33,600              1,163,400
iBasis, Inc.* ..........................................................              460                 13,225
ITC Deltacom, Inc.* ....................................................            2,600                 71,825
JDS Uniphase Corp.* ....................................................          278,950             44,998,122
Level 3 Communications, Inc.* ..........................................           33,800              2,767,375
Lucent Technologies, Inc. ..............................................            7,900                591,019
MCI WorldCom, Inc.* ....................................................          482,960             25,627,038
Metricom, Inc.* ........................................................            2,200                172,975
Metromedia Fiber Network, Inc., "A"*....................................           80,440              3,856,092
Motorola, Inc. .........................................................          103,900             15,299,275
Next Level Communications, Inc.* .......................................            6,180                462,727
NEXTEL Communications, Inc.* ...........................................          167,600             17,283,750
Nortel Networks Corp. ..................................................          363,100             36,673,100
NTL, Inc.* .............................................................           19,000              2,370,250
Omnipoint Corp.* .......................................................          148,800             17,949,000
PairGain Technologies, Inc.* ...........................................           24,800                351,850
Powerwave Technologies, Inc.* ..........................................            1,800                105,075
Price Communications Corp. .............................................            2,500                 69,531
QUALCOMM, Inc.* ........................................................          810,800            142,802,150
Qwest Communications
  International, Inc.* .................................................          131,100              5,637,300
Tekelec Co.* ...........................................................            9,800                220,500
Time Warner Telecom, Inc.* .............................................            2,500                124,844
Tritel, Inc.* ..........................................................            1,590                 50,383
U.S. Cellular Corp.* ...................................................            1,200                121,125
Voicestream Wireless Corp.* ............................................          176,400             25,103,925
Western Wireless Corp.* ................................................          116,300              7,763,025
                                                                                                  --------------
                                                                                                  $  477,088,548
                                                                                                  --------------
Utilities -- Electric -- 0.6%
Calpine Corp.* .........................................................          142,600         $    9,126,400
                                                                                                  --------------
  Total U.S. Stocks .....................................................................         $1,164,693,937
                                                                                                  --------------


18-EGS

Issuer                                                                            Shares                 Value
Foreign Stocks -- 19.2%
Bermuda -- 0.2%
Global Crossing Ltd.
  (Telecommunications)* ................................................            61,600            $ 3,080,000
                                                                                                      -----------
Canada -- 0.2%
BCE, Inc. (Telecommunications) .........................................            23,900            $ 2,155,481
Four Seasons Hotels, Inc.
  (Restaurants and Lodging) ............................................             1,200                 63,900
Microcell Telecommunications, "B"
  (Telecommunications)* ................................................             8,000                263,000
                                                                                                      -----------
                                                                                                      $ 2,482,381
                                                                                                      -----------
Finland -- 3.7%
F-Secure Oyj
  (Computer Software -- Systems)*                                                      725            $    21,174
Nokia Corp., ADR
  (Telecommunications) .................................................           136,100             25,859,000
Sonera Oyj (Telecommunications) ........................................           395,200             27,084,305
                                                                                                      -----------
                                                                                                      $52,964,479
                                                                                                      -----------
France -- 1.3%
Bouygues S.A.
  (Telecommunications) .................................................            27,430            $17,431,220
Business Objects S.A., ADR
  (Computer Software -- Systems)*                                                   11,200              1,496,600
Thomson Multimedia (Electronics)* ......................................             4,900                264,011
                                                                                                      -----------
                                                                                                      $19,191,831
                                                                                                      -----------
Germany -- 1.2%
Mannesmann AG (Conglomerate) ...........................................            66,995            $16,159,225
MobilCom AG (Cellular Telephones)                                                   14,600              1,249,811
SAP AG, ADR (Computer
  Software -- Systems) .................................................             6,700                347,563
                                                                                                      -----------
                                                                                                      $17,756,599
                                                                                                      -----------
Hong Kong -- 0.6%
China Telecom Ltd.
  (Telecommunications) .................................................         1,066,000            $ 6,651,357
Hutchison Whampoa Ltd.
  (Conglomerate) .......................................................           193,000              2,805,738
                                                                                                      -----------
                                                                                                      $ 9,457,095
                                                                                                      -----------
Israel -- 0.2%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones)* ...........................................            22,900            $   592,537
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) ................................................            30,900              2,215,144
                                                                                                      -----------
                                                                                                      $ 2,807,681
                                                                                                      -----------
Italy -- 0.7%
Olivetti S.p.A.
  (Telecommunications)* ................................................         1,445,800            $ 4,186,187
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           301,400              3,366,258
Telecom Italia S.p.A.
  (Telecommunications) .................................................           139,000              1,959,817
                                                                                                      -----------
                                                                                                      $ 9,512,262
                                                                                                      -----------
Japan -- 6.1%
Murata Manufacturing Co. Ltd.
  (Electronics) ........................................................             7,000            $ 1,644,157
Canon, Inc.
  (Special Products and Services) ......................................           147,000              5,840,869
DDI Corp. (Telecommunications) .........................................               922             12,632,609
Fast Retailing Co. (Retail) ............................................             7,700              3,134,860
Hikari Tsushin, Inc.
  (Telecommunications) .................................................             2,400              4,815,032
Kyocera Corp. (Electronics) ............................................            78,400             20,332,746
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               215              3,682,228

Issuer                                                                             Shares              Value
Foreign Stocks -- continued
Japan -- continued
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) .................................................               372         $   14,307,693
Rohm Co. (Electronics) .................................................             4,100              1,685,261
SOFTBANK CORP. (Internet) ..............................................             4,000              3,828,538
Sony Corp., ADR (Electronics) ..........................................            42,100             11,987,975
Toyota Motor Corp. (Automotive) ........................................            91,000              4,408,397
                                                                                                   --------------
                                                                                                   $   88,300,365
                                                                                                   --------------
Mexico -- 1.1%
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................................................            92,400         $    6,306,300
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) .............................................            82,400              9,270,000
                                                                                                   --------------
                                                                                                   $   15,576,300
                                                                                                   --------------
Netherlands -- 1.1%
ASM Lithography Holding N.V.
  (Computer Software -- Systems)*                                                   41,600         $    4,732,000
KPN N.V. (Telecommunications)* .........................................            87,200              8,509,673
STMicroelectronics N.V. (Electronics) ..................................            17,500              2,650,157
                                                                                                   --------------
                                                                                                   $   15,891,830
                                                                                                   --------------
Portugal
PT Multimedia SGPS S.A.
  (Conglomerate)* ......................................................             3,430         $      195,067
                                                                                                   --------------
South Korea
Korea Thrunet Co. Ltd., "A"
  (Internet)* ..........................................................             7,260         $      492,773
                                                                                                   --------------
Spain -- 0.1%
Jazztel PLC, ADR
  (Telecommunications)* ................................................            16,080         $    1,047,210
Telefonica Publicidad e Informacion
  S.A. (Utilities -- Telephone)* .......................................             5,600                242,510
                                                                                                   --------------
                                                                                                   $    1,289,720
                                                                                                   --------------
Sweden -- 0.9%
Ericsson LM, ADR
  (Telecommunications) .................................................           193,500         $   12,710,531
                                                                                                   --------------
United Kingdom -- 1.8%
ARM Holdings PLC (Electronics)* ........................................            19,200         $    1,297,042
ARM Holdings PLC, ADR
  (Electronics)* .......................................................           107,420             20,570,930
COLT Telecom Group PLC
  (Telecommunications)* ................................................            78,400              4,044,642
Thus PLC (Internet)* ...................................................            58,650                370,171
                                                                                                   --------------
                                                                                                   $   26,282,785
                                                                                                   --------------
  Total Foreign Stocks ...................................................................         $  277,991,699
                                                                                                   --------------
  Total Stocks
    (Identified Cost, $741,496,336) ......................................................         $1,442,685,636
                                                                                                   --------------
Rights
Internet
Talk.com, Inc.*,
  (Identified Cost, $0) ................................................             3,725         $        2,794
                                                                                                   --------------
Short-Term Obligation -- 0.5%
                                                                              Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ...........................................          $  6,900         $    6,899,482
                                                                                                   --------------
  Total Investments
    (Identified Cost, $748,395,818) ......................................................         $1,449,587,912
                                                                                                   --------------
Other Assets,
  Less Liabilities -- (0.4)%
                                                                                                       (5,378,245)
                                                                                                   --------------
  Net Assets -- 100.0% ...................................................................         $1,444,209,667
                                                                                                   ==============

           See portfolio footnotes and notes to financial statements.


                                                                          19-EGS

Portfolio of Investments -- December 31, 1999
Global Growth Series
Stocks -- 98.0%

Issuer                                            Shares            Value
Foreign Stocks -- 55.3%
Argentina
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR
  (Banks and Credit Cos.) ..............             1,940        $     38,436
                                                                  ------------
Australia -- 0.6%
Cable & Wireless Optus
  (Telecommunications) .................           671,210        $  2,233,339
QBE Insurance Group Ltd.
  (Insurance)* .........................           145,981             677,537
                                                                  ------------
                                                                  $  2,910,876
                                                                  ------------
Brazil -- 0.8%
Aracruz Celulose S.A.
  (Forest and Paper Products) ..........             7,000        $    183,750
Banco Itau S.A.
  (Banks and Credit Cos.) ..............         2,094,300             179,943
Caemi Mineracao e Metalurgica
  S.A. (Minerals) ......................         1,721,200             123,928
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar, ADR (Supermarkets) ...........             6,700             216,494
Companhia Cervejaria Brahma,
  ADR (Beverages) ......................             2,700              37,800
Companhia Energetica do Ceara,
  Preferred, "A" (Utilities -- Electric)            22,900              65,374
Companhia Vale Rio Doce, ADR
  (Mining) .............................             9,600             266,112
Companhia Vale Rio Doce,
  Preferred (Mining) ...................             3,700             102,550
Petroleo Brasileiro S.A. (Oils) ........             8,800             224,400
Petroleo Brasileiro S.A.,
  Preferred (Oils) .....................         3,286,600             838,047
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* ................        17,476,612             187,941
Tele Centro Sul Participacoes S.A.,
  ADR (Telecommunications)* ............             1,000              90,750
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications)* ......        10,531,100             192,584
Telemig Celular Participacoes S.A.,
  ADR (Telecommunications) .............             2,000              92,375
Telesp Participacoes S.A.
  (Telecommunications) .................             4,600             112,412
Telesp Participacoes S.A., Preferred
  (Telecommunications)* ................            11,869             288,172
Uniao de Banco Brasiliero S.A.
  (Banks and Credit Cos.) ..............             6,546             195,562
                                                                  ------------
                                                                  $  3,398,194
                                                                  ------------
Canada -- 0.8%
Abitibi-Consolidated, Inc.
  (Forest and Paper Products) ..........            51,910        $    616,431
Aliant, Inc. (Telecommunications) ......            42,100             726,514
BCE, Inc. (Telecommunications) .........            17,500           1,578,281
Canadian National Railway Co.
  (Railroads) ..........................            18,455             485,597
Four Seasons Hotels, Inc.
  (Restaurants and Lodging) ............               200              10,650
                                                                  ------------
                                                                  $  3,417,473
                                                                  ------------
Chile
Distribucion y Servicio S.A., ADR
  (Supermarkets) .......................            10,090        $    196,755
                                                                  ------------
China -- 0.3%
China Common Corp. (Computer
  Software-Systems)* ...................               100        $      7,863

Issuer                                              Shares            Value
Foreign Stocks -- continued
China -- continued
China Telecom Hong Kong Ltd.
  (Telecommunications)* ................            12,000         $ 1,542,750
                                                                   -----------
                                                                   $ 1,550,613
                                                                   -----------
Colombia
Bancolombia S.A.
  (Banks and Credit Cos.) ..............             8,700         $    40,238
                                                                   -----------
Czechoslovakia
Cesky Telecom A.S.
  (Telecommunications)* ................             8,300         $   131,555
Cesky Telecom A.S., GDR
  (Telecommunications)* ................             4,900              78,890
                                                                   -----------
                                                                   $   210,445
                                                                   -----------
Denmark -- 0.2%
ISS International Service System
  (Commercial Services) ................            13,000         $   875,249
                                                                   -----------
Egypt -- 0.1%
Egypt Mobile Phone
  (Telecommunications) .................             5,000         $   229,368
                                                                   -----------
Estonia
As Eesti Telekom, GDR
  (Telecommunications) .................             9,930         $   202,076
                                                                   -----------
Finland -- 2.4%
F-Secure Oyj (Computer Software --
   Systems)* ...........................               125         $     3,651
Nokia Corp., ADR
  (Telecommunications) .................            22,400           4,256,000
Perlos Oyj Corp. (Electronics)* ........            33,200           1,170,250
Sonera Oyj (Telecommunications) ........            61,500           4,214,789
Tieto Corp. (Computer Software --
   Systems) ............................            19,903           1,242,748
                                                                   -----------
                                                                   $10,887,438
                                                                   -----------
France -- 3.6%
Alcatel (Telecommunications) ...........             4,300         $   987,361
Axa (Insurance) ........................            15,430           2,150,674
Banque Nationale de Paris
  (Banks and Credit Cos.) ..............             8,100             747,228
Bouygues S.A.
  (Telecommunications) .................             4,880           3,101,143
Business Objects S.A., ADR
  (Computer Software -- Systems)*                    1,800             240,525
Castorama Dubois Investisse
  (Stores) .............................             2,550             775,568
Sanofi-Synthelabo S.A.
  (Medical and Health Products)* .......            30,100           1,253,169
SEITA (Tobacco) ........................             2,800             126,894
STMicroelectronics Co.
  (Electronics)* .......................            12,425           1,912,020
Television Francaise (Entertainment)                 1,628             852,571
Thomson Multimedia (Electronics)* ......               850              45,798
Total S.A., "B" (Oils) .................            12,020           1,603,958
Vivendi (Business Services) ............             5,400             487,547
Wavecom S.A., ADR (Electronics)* .......            20,890           1,979,327
                                                                   -----------
                                                                   $16,263,783
                                                                   -----------
Germany -- 2.6%
Fielmann AG, Preferred (Retail) ........             9,620         $   287,743
Freenet.de AG (Internet)* ..............               410              45,338
Henkel KGaA, Preferred (Chemicals)                  23,024           1,518,779
Mannesmann AG (Conglomerate) ...........            33,312           8,034,870
MobilCom AG (Cellular Telephones)                   12,100           1,035,802
Porsche AG (Automotive) ................               258             706,742
                                                                   -----------
                                                                   $11,629,274
                                                                   -----------


20-GGS

Issuer                                           Shares             Value
Foreign Stocks -- continued
Greece -- 0.5%
Alpha Credit Bank S.A., GDR
  (Banks and Credit Cos.) .............             5,645        $    442,225
Antenna TV S.A., ADR
  (Broadcasting)* .....................            20,109             344,367
Athens Medical Center, GDR
  (Medical and Health Technology
  and Services) .......................             2,200             113,946
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................            31,634             749,442
National Bank of Greece, GDR
  (Banks and Credit Cos.) .............             2,929             215,953
Panafon S.A. (Telecommunications)*                 30,400             408,365
                                                                 ------------
                                                                 $  2,274,298
                                                                 ------------
Hong Kong -- 1.6%
China Telecom Ltd.
  (Telecommunications) ................           644,000        $  4,018,268
Hutchison Whampoa Ltd.
  (Conglomerate) ......................            52,000             755,950
i-CABLE Communications Ltd.
  (Telecommunications)* ...............            85,000             115,367
Li & Fung Ltd. (Consumer Goods
  and Services) .......................         1,010,000           2,533,771
                                                                 ------------
                                                                 $  7,423,356
                                                                 ------------
Hungary -- 0.2%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals) ...................               910        $     59,377
Gedeon Richter Rt., GDR
  (Pharmaceuticals) ...................               150               9,900
Magyar Olaj Es Gazipari KT (Gas) ......             2,877              59,812
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ...............            21,589             777,204
OTP Bank Rt. (Banks and Credit
  Cos.) ...............................             1,369              80,206
                                                                 ------------
                                                                 $    986,499
                                                                 ------------
India -- 0.5%
Infosys Technologies Ltd., ADR
  (Computer Software -- Services) .....             3,730        $  1,230,900
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ..............            34,100             833,745
                                                                 ------------
                                                                 $  2,064,645
                                                                 ------------
Indonesia -- 0.1%
Gudang Garam Tbk (Tobacco) ............            49,000        $    132,071
H M Sampoerna Tbk (Tobacco) ...........           162,000             412,839
                                                                 ------------
                                                                 $    544,910
                                                                 ------------
Ireland -- 0.4%
Bank of Ireland (Banks and Credit
  Cos.)* ..............................           143,560        $  1,142,176
Elan Corp. PLC, ADR (Health
  Products)* ..........................            22,800             672,600
Trintech Group PLC, ADR
  (Computer Software -- Products)*                    550              27,225
                                                                 ------------
                                                                 $  1,842,001
                                                                 ------------
Israel -- 0.5%
ECI Telecom Ltd.
  (Telecommunications) ................             4,289        $    135,639
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ...........            72,775           1,883,053
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) ...............             4,900             351,269
                                                                 ------------
                                                                 $  2,369,961
                                                                 ------------

Issuer                                            Shares            Value
Foreign Stocks -- continued
Italy -- 2.1%
Olivetti S.p.A.
  (Telecommunications)* ...............           225,100        $    651,757
San Paolo - Imi S.p.A. (Banks and
  Credit Cos.) ........................            77,764           1,056,485
Telecom Italia Mobile S.p.A.
  (Telecommunications) ................           365,370           4,080,722
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* ........           197,700             941,760
Telecom Italia S.p.A.
  (Telecommunications) ................           209,500           2,953,825
                                                                 ------------
                                                                 $  9,684,549
                                                                 ------------
Japan -- 14.4%
Canon, Inc. (Special Products and
  Services) ...........................            83,000        $  3,297,906
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ...................           134,000           1,449,109
Daikin Industries (Consumer
  Goods and Services) .................            27,000             367,293
Daiwa Securities Group, Inc.
  (Banks and Credit Cos.) .............           199,000           3,114,122
DDI Corp. (Telecommunications) ........               156           2,137,405
Don Quijote Co. Ltd. (Retail) .........            12,100           1,894,696
East Japan Railway Co. (Railroads)                    195           1,051,527
Fast Retailing Co. (Retail) ...........            11,300           4,600,509
Fuji Heavy Industries Ltd.
  (Automotive) ........................            77,000             527,500
Hikari Tsushin, Inc.
  (Telecommunications) ................               400             802,505
Hitachi Ltd. (Electronics) ............           240,000           3,852,026
Keyence Corp. (Electronics) ...........             4,810           1,953,562
Kyocera Corp. (Electronics) ...........            12,200           3,164,024
Mimasu Semiconductor Industry Co.
  Ltd. (Electronics) ..................            30,600             497,123
Murata Manufacturing Co. Ltd.
  (Electronics) .......................            11,000           2,583,676
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ............               262           4,487,179
Nitto Denko Corp. (Industrial
  Goods and Services) .................            21,000           1,050,206
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ................               188           7,230,769
Orix Corp. (Financial Services) .......            22,600           5,091,525
Pioneer Electronic Corp.
  (Electronics) .......................            28,000             739,871
Rohm Co. (Electronics) ................             6,400           2,630,652
SOFTBANK CORP. (Internet) .............             2,100           2,009,982
Sony Corp. (Electronics) ..............            10,100           2,995,009
Sony Corp., ADR (Electronics) .........             7,900           2,249,525
Sumitomo Bank Ltd. (Banks and
  Credit Cos.) ........................            54,000             739,342
Terumo Corp. (Pharmaceuticals) ........            48,000           1,282,443
Toshiba Corp. (Electronics) ...........            79,000             603,053
Toyota Motor Corp. (Automotive) .......            14,000             678,215
Ushio, Inc. (Electronics) .............            92,000           1,773,733
                                                                 ------------
                                                                 $ 64,854,487
                                                                 ------------
Malaysia -- 0.2%
Malayan Banking Berhad (Banks
  and Credit Cos.)+ ...................            53,000        $    178,875
Malaysian Pacific Industries Berhad
  (Electronics)+ ......................            49,000             300,125
Resorts World Berhad
  (Entertainment)+ ....................            68,000             185,300


                                                                          21-GGS

Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Malaysia -- continued
Sime Darby Berhad (Holding
  Company)+ ............................................................           146,000        $    175,930
Telekom Malaysia Berhad
  (Telecommunications)+ ................................................            58,000             213,150
                                                                                                  ------------
                                                                                                  $  1,053,380
                                                                                                  ------------
Mexico -- 1.9%
Cemex S.A. (Construction) ..............................................             6,911        $    192,644
Cifra S.A. de C.V. (Retail)* ...........................................           135,497             271,996
Cifra S.A. de C.V., ADR (Retail)* ......................................             3,100              62,403
Coca-Cola Femsa S.A., ADR
  (Beverages) ..........................................................            16,500             289,781
Fomento Economico Mexicano S.A.
  (Food and Beverage Products) .........................................             7,100             315,950
Grupo Continential S.A.
  (Food and Beverage Products) .........................................            84,200             122,764
Grupo Financiero Banorte S.A. de
  C.V. (Finance)* ......................................................            76,800             116,032
Grupo Mexico S.A. (Metals) .............................................            29,600             146,827
Grupo Modelo S.A. de C.V.
  (Brewery) ............................................................           171,700             471,653
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................................................            17,700           1,208,025
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products) .....................................           139,900             546,889
Nuevo Grupo Iusacell S.A. de C.V.,
  ADR (Telecommunications)* ............................................             5,200              77,675
Organiz Soriana S.A., "B"
  (General Merchandise) ................................................            79,600             365,832
Panamerican Beverages, Inc.
  (Food and Beverage Products) .........................................            71,590           1,472,069
Telefonos de Mexico S.A.
  (Utilities -- Telephone) .............................................           256,560           1,436,628
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) .............................................            12,800           1,440,000
Tubos de Acero de Mexico S.A. (Steel)                                                2,800              37,975
                                                                                                  ------------
                                                                                                  $  8,575,143
                                                                                                  ------------
Netherlands -- 3.0%
Akzo Nobel N.V. (Chemicals) ............................................            36,530        $  1,832,110
ASM Lithography Holding N.V.
  (Computer Software -- Systems)*                                                    6,500             739,375
Fugro N.V. (Engineering)* ..............................................            31,138           1,157,150
Hunter Douglas N.V., ADR
  (Consumer Goods and Services) ........................................            37,895           1,030,430
ING Groep N.V. (Financial
  Services)* ...........................................................            36,794           2,221,091
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*                                                    49,382             693,770
Koninklijke Philips Electronics N.V.
  (Electronics) ........................................................            10,060           1,367,743
KPN N.V. (Telecommunications)* .........................................            46,300           4,518,324
                                                                                                  ------------
                                                                                                  $ 13,559,993
                                                                                                  ------------
New Zealand -- 0.1%
Warehouse Group (Retail) ...............................................            81,000        $    363,068
                                                                                                  ------------
Philippines -- 0.4%
Bank of Philippine Islands (Banks
  and Credit Cos.) .....................................................           137,500        $    396,766
Metro Bank & Trust Co. (Banks and
  Credit Cos.) .........................................................            56,800             409,751
Philippine Long Distance Telephone
  Co. (Utilities -- Telephone) .........................................            18,100             468,338
SM Prime Holding, Inc. (Real
  Estate) ..............................................................         2,169,000             410,060
                                                                                                  ------------
                                                                                                  $  1,684,915
                                                                                                  ------------

Issuer                                                                             Shares            Value
Foreign Stocks -- continued
Poland -- 0.1%
Agora S.A. (Entertainment)*## ..........................................            12,222        $    180,274
Bank Rozwoju Eksportu S.A. (Banks
  and Credit Cos.) .....................................................             4,490             142,419
Polski Koncern Naftowy S.A., GDR
  (Oils)*## ............................................................            18,800             230,300
                                                                                                  ------------
                                                                                                  $    552,993
                                                                                                  ------------
Portugal -- 0.4%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ..............................................            71,434        $  1,530,908
PT Multimedia SGPS S.A.
  (Conglomerate)* ......................................................             3,150             179,144
                                                                                                  ------------
                                                                                                  $  1,710,052
                                                                                                  ------------
Singapore -- 3.0%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .......................................................            30,475        $  2,224,675
Datacraft Asia Ltd.
  (Telecommunications) .................................................           273,702           2,271,726
DBS Group Holdings Ltd.
  (Financial Services)* ................................................           254,855           4,178,703
Natsteel Electronics Ltd.
  (Electronics) ........................................................           230,000           1,215,616
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ..............................................           473,000           2,769,820
Overseas-Chinese Banking Corp.
  Ltd. (Banks and Credit Cos.) .........................................           120,000           1,102,703
                                                                                                  ------------
                                                                                                  $ 13,763,243
                                                                                                  ------------
South Africa -- 0.6%
De Beers Centenary AG
  (Diamonds -- Precious Stones) ........................................            11,261        $    327,759
De Beers Consolidated Mines Ltd.
  (Mining) .............................................................             2,800              81,025
Dimension Data Holdings Ltd.
  (Financial Institutions) .............................................            64,600             405,457
Imperial Holdings Ltd.
  (Conglomerate) .......................................................            28,787             315,019
Liberty Life Association of Africa
  Ltd. (Insurance) .....................................................            21,182             244,540
Nedcor Ltd. (Banks and Credit
  Cos.)* ...............................................................            13,725             305,744
Sasol Ltd. (Oils) ......................................................            49,340             416,381
South African Breweries Ltd.
  (Brewery) ............................................................            37,800             384,761
South African Breweries Ltd., ADR
  (Brewery) ............................................................            13,500             136,198
                                                                                                  ------------
                                                                                                  $  2,616,884
                                                                                                  ------------
South Korea -- 1.5%
Housing & Commercial Bank of
  Korea (Banks and Credit Cos.) ........................................            19,800        $    628,018
Hyundai Electronics Industries Co.
  (Electronics) ........................................................            16,371             347,613
Kookmin Bank (Banks and Credit
  Cos.) ................................................................            22,800             357,568
Korea Telecom Corp.
  (Telecommunications)* ................................................            33,960           2,538,510
Korea Thrunet Co. Ltd., "A"
  (Internet)* ..........................................................             2,840             192,765
LG Chemical Ltd. (Chemicals) ...........................................             9,500             300,485
Pohang Iron & Steel Co. Ltd.
  (Construction) .......................................................             5,310             583,632
Pohang Iron & Steel Co. Ltd., ADR
  (Construction) .......................................................             2,100              73,500
Samsung Corp. (Electronics) ............................................            19,000             284,582


22-GGS

Issuer                                                                             Shares            Value
Foreign Stocks -- continued
South Korea -- continued
Samsung Electronics (Electronics) ......................................             5,182        $  1,214,460
Samsung Securities Co. Ltd.
  (Finance) ............................................................             3,850             116,687
                                                                                                  ------------
                                                                                                  $  6,637,820
                                                                                                  ------------
Spain -- 1.1%
Altadis S.A. (Tobacco)* ................................................            73,530        $  1,045,615
Cortefiel S.A. (Retail) ................................................            49,830           1,304,779
Jazztel PLC, ADR
  (Telecommunications)* ................................................            10,540             686,418
Repsol S.A. (Oils) .....................................................            43,300           1,003,843
Repsol S.A., ADR (Oils) ................................................            13,400             311,550
Telefonica Publicidad e Informacion
  S.A. (Utilities -- Telephone) ........................................             1,000              43,306
Terra Networks S.A. (Internet)* ........................................             3,590             196,140
                                                                                                  ------------
                                                                                                  $  4,591,651
                                                                                                  ------------
Sweden -- 2.1%
Allgon AB, "B" (Electronics) ...........................................            53,300        $  1,060,353
Ericsson LM, "B"
  (Telecommunications) .................................................            24,390           1,570,492
Ericsson LM, ADR
  (Telecommunications) .................................................            30,500           2,003,469
Saab AB, "B" (Aerospace) ...............................................           264,798           2,556,026
Skandia Forsakrings AB (Insurance)                                                  76,570           2,316,479
                                                                                                  ------------
                                                                                                  $  9,506,819
                                                                                                  ------------
Switzerland -- 1.4%
Compagnie Financiere Richemont
  AG (Conglomerate) ....................................................               116        $    276,937
Julius Baer Holdings
  (Banks and Credit Cos.) ..............................................               345           1,042,564
Nestle S.A. (Food and Beverage
  Products) ............................................................               973           1,783,151
Novartis AG (Medical and Health
  Products) ............................................................             1,250           1,836,087
Synthes-Stratec, Inc. (Medical
  Products)* ...........................................................             2,810           1,253,260
                                                                                                  ------------
                                                                                                  $  6,191,999
                                                                                                  ------------
Taiwan -- 1.2%
Acer, Inc. (Computer Software --
   Systems)* ...........................................................             7,400        $    103,600
Acer, Inc., GDR (Computer
  Software -- Systems)* ................................................            32,000             448,000
Advanced Semiconducor, Inc., GDR
  (Electronics) ........................................................            25,900             497,280
ASE Test Ltd. (Electronics)* ...........................................            23,200             565,500
Far Eastern Textile Ltd., GDR
  (Textiles)* ..........................................................             8,500             201,025
Fubon Insurance Co., GDR
  (Insurance) ..........................................................            22,620             184,353
Ritek Corp. (Computer -- Software
  Systems)*## ..........................................................            11,700             131,040
Taipei Fund (Finance)* .................................................               176           1,761,232
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR
  (Electronics) ........................................................            30,891           1,390,095
                                                                                                  ------------
                                                                                                  $  5,282,125
                                                                                                  ------------
Thailand -- 0.2%
Thai Farmers Bank
  (Banks and Credit Cos.) ..............................................           128,000        $    214,811
Total Access Communications
  Public Co. Ltd., ADR
  (Telecommunications) .................................................           211,000             831,340
                                                                                                  ------------
                                                                                                  $  1,046,151
                                                                                                  ------------

Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Turkey -- 0.2%
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.) .........................................................        31,690,519        $    979,185
                                                                                                  ------------
United Kingdom -- 6.1%
Anglo American PLC (Metals) ............................................             5,935        $    382,156
Anglo American PLC, ADR (Metals)                                                     1,283              83,555
Antofagasta Holdings PLC
  (Minerals) ...........................................................            15,900             110,363
ARM Holdings PLC (Electronics)* ........................................             3,000             202,663
ARM Holdings PLC, ADR
  (Electronics)* .......................................................            19,220           3,680,630
AstraZeneca Group PLC (Medical
  and Health Products) .................................................            35,650           1,480,089
Boots Co. PLC (Retail)* ................................................           109,800           1,074,069
BP Amoco PLC (Oils) ....................................................            80,478             811,818
British Aerospace PLC (Aerospace)*                                                 229,433           1,507,327
British Telecommunications PLC
  (Telecommunications)* ................................................           174,704           4,230,107
Cable & Wireless Communications
  PLC (Telecommunications)* ............................................            60,110             858,818
Capital Radio PLC (Broadcasting) .......................................            35,390             856,898
CGU PLC (Insurance) ....................................................            75,400           1,215,890
Coca-Cola Beverages PLC
  (Beverages)* .........................................................           179,800             342,475
COLT Telecom Group PLC
  (Telecommunications)* ................................................            12,200             629,396
Diageo PLC (Food and Beverage
  Products)* ...........................................................            60,376             481,447
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................           158,000           1,961,285
Next PLC (Stores) ......................................................           100,626             964,837
Nycomed Amersham PLC
  (Medical and Health Products) ........................................           203,000           1,277,962
Reuters Group PLC (Business
  Services) ............................................................            61,450             853,056
Standard Chartered PLC
  (Banks and Credit Cos.) ..............................................            99,800           1,586,807
Tesco PLC (Retail)* ....................................................           206,392             626,337
Thus PLC (Internet)* ...................................................            59,340             374,526
United News & Media PLC
  (Broadcasting) .......................................................           168,100           2,117,863
                                                                                                  ------------
                                                                                                  $ 27,710,374
                                                                                                  ------------
Venezuela -- 0.1%
Ca la Electricidad de Caracas, ADR
  (Utilities -- Electric) ..............................................            20,950        $    324,725
Mavesa S.A. (Consumer Goods
  and Services) ........................................................            42,000             128,625
                                                                                                  ------------
                                                                                                  $    453,350
                                                                                                  ------------
  Total Foreign Stocks ...................................................................        $250,174,069
                                                                                                  ------------


                                                                          23-GGS

Issuer                                                                               Shares            Value
U.S. Stocks -- 42.7%
Advertising -- 0.4%
Doubleclick, Inc.* .......................................................              105         $     26,572
Lamar Advertising Co., "A"* ..............................................              200               12,113
Omnicom Group, Inc. ......................................................            4,500              450,000
Young & Rubicam, Inc. ....................................................           19,830            1,402,972
                                                                                                    ------------
                                                                                                    $  1,891,657
                                                                                                    ------------
Airlines
Atlas Air, Inc.* .........................................................              300         $      8,231
                                                                                                    ------------
Automotive
AutoNation, Inc.* ........................................................            1,060         $      9,805
                                                                                                    ------------
Banks and Credit Companies
First Tennessee National Corp. ...........................................              200         $      5,700
                                                                                                    ------------
Broadcasting -- 0.1%
Radio One, Inc.* .........................................................              800         $     73,600
Spanish Broadcasting Systems,
  Inc.* ..................................................................            3,700              148,925
Westwood One, Inc.* ......................................................              300               22,800
                                                                                                    ------------
                                                                                                    $    245,325
                                                                                                    ------------
Business Machines -- 1.0%
Affiliated Computer Services,
  Inc., "A"* .............................................................               80         $      3,680
Seagate Technology, Inc.* ................................................              300               13,969
Sun Microsystems, Inc.* ..................................................           51,400            3,980,287
Texas Instruments, Inc. ..................................................            6,500              629,688
                                                                                                    ------------
                                                                                                    $  4,627,624
                                                                                                    ------------
Business Services -- 0.3%
Adelphia Business Solutions* .............................................              800         $     38,400
Airnet Commerce Corp.* ...................................................              340               12,367
Bea Systems, Inc.* .......................................................              600               41,962
Breakaway Solutions, Inc.* ...............................................              250               18,250
Computer Sciences Corp.* .................................................            3,400              321,725
Concord EFS, Inc.* .......................................................              450               11,588
Digimarc Corp.* ..........................................................              900               45,000
eBenX, Inc.* .............................................................               90                4,073
First Data Corp. .........................................................            1,130               55,723
Insight Enterprises, Inc.* ...............................................              300               12,188
Learning Tree International, Inc.* .......................................           13,700              383,600
Lycos, Inc.* .............................................................            2,000              159,125
McAfee.com Corp.* ........................................................              370               16,650
Pegasus Systems, Inc.* ...................................................              200               12,063
Predictive Systems, Inc.* ................................................               50                3,275
Professional Detailing, Inc.* ............................................              300                8,981
Tanning Technology Corp.* ................................................              400               23,575
Teletech Holdings, Inc.* .................................................              900               30,333
Tickets.com, Inc.* .......................................................              450                6,441
USWeb Corp. ..............................................................              300               13,331
Virginia Linux Systems, Inc.* ............................................              180               37,192
Wireless Facilities, Inc.* ...............................................              130                5,671
                                                                                                    ------------
                                                                                                    $  1,261,513
                                                                                                    ------------
Cellular Telephones -- 1.0%
AirGate PCS, Inc.* .......................................................              400         $     21,100
Powertel, Inc. ...........................................................            3,900              391,462
Sprint Corp. (PCS Group)* ................................................           35,300            3,618,250
TeleCorp PCS, Inc.* ......................................................              320               12,160
Telephone & Data Systems, Inc. ...........................................            2,600              327,600
                                                                                                    ------------
                                                                                                    $  4,370,572
                                                                                                    ------------
Computer Hardware -- Systems
Maxtor Corp.* ............................................................              600         $      4,350
                                                                                                    ------------
Computer Software -- Personal
  Computers -- 2.3%
America Online, Inc.* ....................................................            6,600         $    497,887
Mercury Interactive Corp. ................................................              900               97,144

Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Computer Software -- Personal
  Computers -- continued
Microsoft Corp.* .........................................................           79,500         $  9,281,625
Symantec Corp.* ..........................................................            5,300              310,713
                                                                                                    ------------
                                                                                                    $ 10,187,369
                                                                                                    ------------
Computer Software -- Services -- 0.1%
EMC Corp.* ...............................................................            2,100         $    229,425
FutureLink Corp.* ........................................................            1,500               39,000
Immersion Corp.* .........................................................              110                4,221
Internet Commerce Corp.* .................................................            1,700               52,912
Metasolv Software, Inc.* .................................................              150               12,262
Quintus Corp.* ...........................................................              220               10,093
Real Networks, Inc.* .....................................................            1,200              144,375
SonicWall, Inc.* .........................................................              110                4,428
Tecnomatix Technologies Ltd.* ............................................            1,200               34,500
                                                                                                    ------------
                                                                                                    $    531,216
                                                                                                    ------------
Computer Software -- Systems -- 9.7%
Adobe Systems, Inc. ......................................................            4,600         $    309,350
Agile Software Corp.* ....................................................            1,100              238,958
Alteon Websystems, Inc.* .................................................              150               13,163
Aspen Technology, Inc.* ..................................................              300                7,931
BMC Software, Inc.* ......................................................           66,902            5,347,979
Brio Technology, Inc. ....................................................              800               33,600
Cadence Design Systems, Inc.* ............................................           40,510              972,240
CheckFree Holdings Corp.* ................................................              300               31,350
Clarify, Inc.* ...........................................................              400               50,400
Computer Associates International,
  Inc. ...................................................................           51,150            3,577,303
Computer Network Technology Corp.*                                                    1,100               25,231
Compuware Corp.* .........................................................           67,200            2,503,200
CSG Systems International, Inc.* .........................................            5,520              220,110
Edwards (J.D.) & Co.* ....................................................            3,700              110,537
Foundry Networks, Inc.* ..................................................              225               67,880
Harbinger Corp.* .........................................................              700               22,269
I2 Technologies, Inc. ....................................................            8,900            1,735,500
Keane, Inc.* .............................................................              500               15,875
Manugistics Group, Inc.* .................................................            2,400               77,550
MicroStrategy, Inc.* .....................................................              600              126,000
NetIQ Corp.* .............................................................              225               11,714
Network Associates, Inc.* ................................................            1,400               37,362
Oracle Corp.* ............................................................          216,482           24,259,535
Peoplesoft, Inc.* ........................................................            1,072               22,847
Siebel Systems, Inc.* ....................................................            8,700              730,800
Smartdisk Corp. ..........................................................              100                3,275
Sycamore Networks, Inc.* .................................................              275               84,700
Synopsys, Inc.* ..........................................................              300               20,025
Unisys Corp.* ............................................................              600               19,162
VERITAS Software Corp.* ..................................................           21,750            3,112,969
                                                                                                    ------------
                                                                                                    $ 43,788,815
                                                                                                    ------------
Consumer Goods and Services
Atwood Oceanics, Inc.* ...................................................              300         $     11,588
Callaway Golf Co. ........................................................              700               12,381
Carson, Inc., "A"* .......................................................           11,600               37,700
TV Guide, Inc.* ..........................................................              400               17,200
                                                                                                    ------------
                                                                                                    $     78,869
                                                                                                    ------------
Containers
Smurfit-Stone Container Corp.* ...........................................              500         $     12,250
                                                                                                    ------------
Electrical Equipment
Jabil Circuit, Inc.* .....................................................              200         $     14,600
Micrel, Inc.* ............................................................              400               22,775
QLogic Corp.* ............................................................              200               31,975
                                                                                                    ------------
                                                                                                    $     69,350
                                                                                                    ------------


24-GGS

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Electronics -- 2.5%
Agilent Technologies, Inc.* ............................................            2,010         $    155,398
Altera Corp.* ..........................................................           56,440            2,797,307
Analog Devices, Inc.* ..................................................           11,800            1,097,400
Applied Materials, Inc.* ...............................................           15,700            1,988,994
Applied Micro Circuits Corp.* ..........................................              400               50,900
Atmel Corp.* ...........................................................            4,000              118,250
ATMI, Inc.* ............................................................              300                9,919
Burr-Brown Corp.* ......................................................              450               16,256
Caliper Technologies Corp.* ............................................              130                8,678
Conexant Systems, Inc.* ................................................           19,000            1,261,125
Credence Systems Corp.* ................................................              300               25,950
E Tek Dynamics, Inc.* ..................................................            1,300              175,012
Electro Scientific Industries, Inc.* ...................................              200               14,600
Flextronics International Ltd.* ........................................              400               18,400
Lam Research Corp.* ....................................................            4,300              479,719
LTX Corp.* .............................................................              800               17,900
Maxim Integrated Products, Inc.* .......................................              400               18,875
Microchip Technology, Inc.* ............................................              200               13,688
MIPS Technologies, Inc.* ...............................................              200               10,400
Novellus Systems, Inc.* ................................................            2,000              245,062
Optical Coating Laboratory, Inc. .......................................              200               59,200
Photronics, Inc.* ......................................................              400               11,450
Quanta Services, Inc.* .................................................              300                8,475
Sage, Inc.* ............................................................               90                1,744
Sanmina Corp.* .........................................................              100                9,988
SDL, Inc.* .............................................................            3,000              654,000
SIPEX Corp.* ...........................................................            1,700               41,756
Solectron Corp.* .......................................................              900               85,613
Teradyne, Inc.* ........................................................           10,600              699,600
Virata Corp.* ..........................................................              110                3,286
Xilinx, Inc.* ..........................................................           29,720            1,351,331
                                                                                                  ------------
                                                                                                  $ 11,450,276
                                                                                                  ------------
Entertainment -- 2.0%
Acme Communications, Inc.* .............................................              225         $      7,481
CBS Corp.* .............................................................           22,870            1,462,251
Clear Channel Communications,
  Inc.* ................................................................           30,792            2,748,186
Comcast Corp., "A" .....................................................           17,500              884,844
Cox Radio, Inc., "A"* ..................................................           27,000            2,693,250
Emmis Broadcasting Corp., "A"* .........................................            1,900              236,817
Harrah's Entertainment, Inc.* ..........................................              400               10,575
Hearst-Argyle Television, Inc.* ........................................              300                7,988
Infinity Broadcasting Corp.* ...........................................              500               18,094
International Speedway Corp. ...........................................              512               25,792
Macromedia, Inc.* ......................................................            4,700              343,687
Radio Unica Communications Co.* ........................................              350               10,106
Univision Communications, Inc., "A"*                                                3,100              316,781
USA Networks, Inc.* ....................................................              500               27,625
                                                                                                  ------------
                                                                                                  $  8,793,477
                                                                                                  ------------
Finance -- 0.1%
R.O.C. Taiwan Fund .....................................................           44,200         $    372,937
                                                                                                  ------------
Financial Institutions -- 0.5%
American Express Co. ...................................................            5,500         $    914,375
ICICI Ltd.* ............................................................           29,100              403,762
Lehman Brothers Holdings, Inc. .........................................            5,200              440,375
Morgan Stanley Dean Witter & Co. .......................................            3,500              499,625
Waddell & Reed Financial, Inc., "A"                                                   300                8,138
                                                                                                  ------------
                                                                                                  $  2,266,275
                                                                                                  ------------
Forest and Paper Products -- 0.2%
Jefferson Smurfit Corp. ................................................          294,860         $    882,911
                                                                                                  ------------

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Internet -- 0.8%
Agency.com, Inc.* ......................................................              100         $      5,100
Akamai Technologies, Inc.* .............................................              300               98,287
CacheFlow, Inc.* .......................................................              230               30,058
CMGI, Inc.* ............................................................            1,000              276,875
Cobalt Networks, Inc.* .................................................              110               11,921
Data Return Corp.* .....................................................              375               20,062
Deltathree.com, Inc.* ..................................................              140                3,605
Digital Impact, Inc.* ..................................................              190                9,524
Digital Insight Corp.* .................................................              300               10,912
eSPEED, Inc.* ..........................................................              400               14,225
Expedia, Inc.* .........................................................              200                7,000
Fogdog, Inc.* ..........................................................              140                1,330
FreeMarkets, Inc.* .....................................................               70               23,892
GRIC Communications, Inc.* .............................................               70                1,776
Harris Interactive, Inc.* ..............................................              140                1,829
iManage, Inc.* .........................................................               30                  964
Internap Network Services Corp.* .......................................              625              108,125
Keynote Systems, Inc.* .................................................              200               14,750
Lifeminders.com, Inc.* .................................................              120                6,930
Mediaplex, Inc.* .......................................................              150                9,413
MedicaLogic, Inc.* .....................................................              240                5,040
OnDisplay, Inc.* .......................................................               50                4,544
Open Market, Inc.* .....................................................            7,800              351,975
Satyam Infoway Ltd.* ...................................................              750              116,250
Talk.com, Inc.* ........................................................            2,000               35,500
VeriSign, Inc.* ........................................................           13,200            2,520,375
Webvan Group, Inc.* ....................................................              260                4,290
Women.com Networks, Inc. ...............................................              650                9,263
                                                                                                  ------------
                                                                                                  $  3,703,815
                                                                                                  ------------
Machinery
SI Handling Systems, Inc. ..............................................           11,100         $    105,797
                                                                                                  ------------
Medical and Health Products -- 0.6%
IDEC Pharmaceuticals Corp.* ............................................            2,100         $    206,325
Immunex Corp.* .........................................................            8,900              974,550
Johnson & Johnson Co. ..................................................              575               53,547
King Pharmaceuticals, Inc.* ............................................            1,200               67,275
Pharmacia & Upjohn, Inc. ...............................................           28,900            1,300,500
                                                                                                  ------------
                                                                                                  $  2,602,197
                                                                                                  ------------
Medical and Health Technology
  and Services -- 1.4%
Allscripts, Inc.* ......................................................              475         $     20,900
Chiron Corp.* ..........................................................            8,700              368,662
Enzon, Inc.* ...........................................................              700               30,363
Genentech, Inc.* .......................................................           13,500            1,815,750
Human Genome Sciences, Inc.* ...........................................            1,500              228,938
ImClone Systems, Inc.* .................................................              400               15,850
Medimmune, Inc. ........................................................           17,500            2,902,812
Merrill Lynch Biotech HOLDRs
  Trust* ...............................................................            3,900              559,650
Ranbaxy Laboratories Ltd. ..............................................           12,500              271,250
Transkaryotic Therapies, Inc.* .........................................              300               11,550
                                                                                                  ------------
                                                                                                  $  6,225,725
                                                                                                  ------------
Metals and Minerals
Phelps Dodge Corp. .....................................................               84         $      5,639
                                                                                                  ------------
Office Equipment
United Stationers, Inc.* ...............................................              500         $     14,281
                                                                                                  ------------
Oil Services -- 0.1%
Noble Drilling Corp.* ..................................................            6,700         $    219,425
                                                                                                  ------------


                                                                          25-GGS

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Oils -- 1.1%
Atlantic Richfield Co. .................................................           20,000          $ 1,730,000
Exxon Mobil Corp. ......................................................           39,300            3,166,106
                                                                                                   -----------
                                                                                                   $ 4,896,106
                                                                                                   -----------
Pharmaceuticals -- 0.1%
Andrx Corp.* ...........................................................              200          $     8,462
Sepracor, Inc.* ........................................................            6,000              595,125
                                                                                                   -----------
                                                                                                   $   603,587
                                                                                                   -----------
Printing and Publishing
Electronics for Imaging, Inc.* .........................................              300          $    17,438
                                                                                                   -----------
Restaurants and Lodging
Brinker International, Inc.* ...........................................              400          $     9,600
CEC Entertainment, Inc.* ...............................................              450               12,769
Hilton Hotels Corp. ....................................................              617                5,939
Papa John's International, Inc.* .......................................              200                5,212
Starwood Hotels & Resorts Co. ..........................................              300                7,050
                                                                                                   -----------
                                                                                                   $    40,570
                                                                                                   -----------
Stores -- 0.8%
Cost Plus, Inc. ........................................................              300          $    10,687
Home Depot, Inc. .......................................................           20,700            1,419,244
Wal-Mart Stores, Inc. ..................................................           31,800            2,198,175
                                                                                                   -----------
                                                                                                   $ 3,628,106
                                                                                                   -----------
Technology
National Semiconductor Corp.* ..........................................            4,100          $   175,531
                                                                                                   -----------
Telecommunications -- 17.2%
Amdocs Ltd.* ...........................................................            1,008          $    34,776
American Tower Corp., "A"* .............................................              300                9,169
Ancor Communications, Inc.* ............................................            2,625              178,172
AT&T Corp.* ............................................................           46,300            2,627,525
Aware, Inc.* ...........................................................              200                7,275
Centinal Cellular Corp.* ...............................................              200               16,575
CIENA Corp.* ...........................................................           15,200              874,000
Cisco Systems, Inc.* ...................................................          125,050           13,395,981
Classic Communications, Inc.* ..........................................              360               13,163
CommNet Cellular, Inc.* ................................................              500               16,063
CommScope, Inc.* .......................................................            1,500               60,469
Corning, Inc. ..........................................................            5,100              657,581
Cox Communications, Inc.* ..............................................            1,238               63,757
EchoStar Communications Corp.* .........................................            8,200              799,500
Firstcom Corp.* ........................................................            9,600              352,800
Global TeleSystems Group, Inc.* ........................................           32,182            1,114,302
iBasis, Inc.* ..........................................................               70                2,013
ITC Deltacom, Inc.* ....................................................              500               13,813
JDS Uniphase Corp.* ....................................................           47,150            7,605,884
Level 3 Communications, Inc.* ..........................................            5,300              433,937
MCI WorldCom, Inc.* ....................................................           27,975            1,484,423
Metricom, Inc. .........................................................              400               31,450
Metromedia Fiber Network, Inc., "A"*                                               10,100              484,169
Motorola, Inc. .........................................................           16,200            2,385,450
Next Level Communications, Inc.* .......................................              940               70,382
NEXTEL Communications, Inc.* ...........................................           26,300            2,712,187
Nortel Networks Corp. ..................................................           59,500            6,009,500
NTL, Inc.* .............................................................            3,000              374,250
Omnipoint Corp.* .......................................................           26,000            3,136,250
PairGain Technologies, Inc. ............................................            4,200               59,587
Powerwave Technologies, Inc.* ..........................................              300               17,513
Price Communications Corp. .............................................              500               13,906
QUALCOMM, Inc.* ........................................................          144,000           25,362,000
Qwest Communications
  International, Inc.* .................................................           20,200              868,600
Talk Common, Inc. ......................................................              600                  450
Time Warner Telecom, Inc.* .............................................              500               24,969
Tritel, Inc.* ..........................................................              250                7,922

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Telecommunications -- continued
U.S. Cellular Corp.* ...................................................              200         $     20,188
UnitedGlobalCom, Inc.* .................................................           13,300              939,312
Voicestream Wireless Corp.* ............................................           30,100            4,283,606
Western Wireless Corp.* ................................................           19,400            1,294,950
Tekelec Co.* ...........................................................            1,800               40,500
                                                                                                  ------------
                                                                                                  $ 77,898,319
                                                                                                  ------------
Utilities -- Electric -- 0.4%
Calpine Corp.* .........................................................           24,800         $  1,587,200
                                                                                                  ------------
  Total U.S. Stocks .....................................................................         $192,582,258
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $275,767,901) .....................................................         $442,756,327
                                                                                                  ------------
Warrants
Cemex S.A., ADR (Construction)*,
  (Identified Cost, $809) ..............................................              462         $      1,906
                                                                                                  ------------
Short-Term Obligation -- 1.9%
                                                                             Principal Amount
                                                                               (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ...........................................         $  8,700         $  8,699,347
                                                                                                  ------------
  Total Investments
    (Identified Cost, $284,468,057)......................................................         $451,457,580
                                                                                                  ------------
Other Assets,
  Less Liabilities -- 0.1%
                                                                                                       295,318
                                                                                                  ------------
  Net Assets - 100.0% ...................................................................         $451,752,898
                                                                                                  ============

           See portfolio footnotes and notes to financial statements.


26-GGS

Portfolio of Investments -- December 31, 1999
Managed Sectors Series
Stocks -- 99.5%

Issuer                                               Shares            Value
Energy -- 1.0%
Calpine Corp.* ...........................            85,900        $  5,497,600
Noble Drilling Corp.* ....................            38,300           1,254,325
                                                                    ------------
                                                                    $  6,751,925
                                                                    ------------
Financial Institutions -- 2.6%
American Express Co. .....................            27,700        $  4,605,125
Daiwa Securities Group, Inc.
  (Japan) ................................           120,000           1,877,863
Goldman Sachs Group, Inc. ................             7,500             706,406
Lehman Brothers Holdings, Inc. ...........            39,300           3,328,219
Morgan Stanley Dean Witter & Co. .........            50,400           7,194,600
                                                                    ------------
                                                                    $ 17,712,213
                                                                    ------------
Leisure -- 55.7%
Acme Communications, Inc.* ...............               575        $     19,119
AdForce, Inc.* ...........................            41,200           2,940,650
AGENCY.COM, Ltd.* ........................               300              15,300
AirGate PCS, Inc.* .......................             1,025              54,069
Amdocs Ltd.* .............................             1,077              37,157
America Online, Inc.* ....................             7,900             595,956
American Tower Corp., "A"* ...............               900              27,506
Ancor Communications, Inc.* ..............            21,600           1,466,100
AT&T Corp.* ..............................           104,500           5,930,375
BCE, Inc. (Canada) .......................            11,100           1,001,081
BroadWing, Inc.* .........................            12,600             464,625
Bouygues S.A. (France) ...................            20,580          13,078,181
CBS Corp.* ...............................            59,100           3,778,706
China Telecom Hong Kong Ltd.,
  ADR (Hong Kong) ........................            13,600           1,748,450
China Telecom Ltd. (Hong Kong) ...........           702,000           4,380,162
CIENA Corp.* .............................            40,700           2,340,250
Cisco Systems, Inc.* .....................            28,800           3,085,200
Classic Communications, Inc.* ............             1,090              39,853
Clear Channel Communications,
  Inc.* ..................................             6,968             621,894
COLT Telecom Group PLC, (United
  Kingdom)* ..............................            36,900           1,903,665
Comcast Corp., "A" .......................            46,100           2,330,931
Corning, Inc. ............................            21,200           2,733,475
Cox Communications, Inc.* ................             2,800             144,200
Crown Castle International Corp.* ........            19,500             626,437
DDI Corp. (Japan) ........................               574           7,864,553
Deutsche Telekom AG, ADR
  (Germany) ..............................            23,000           1,633,000
Digital Lightwave, Inc.* .................            16,300           1,043,200
Digital Microwave Corp.* .................            55,900           1,310,156
DoubleClick, Inc.* .......................               300              75,919
EchoStar Communications Corp.* ...........            28,200           2,749,500
Emmis Broadcasting Corp., "A"* ...........            12,200           1,520,616
Entercom Communications Corp.* ...........             6,600             435,600
Ericsson LM, ADR (Sweden) ................            92,900           6,102,369
Euro909.com A/S, ADR (Denmark)*                       25,500             701,250
Gilat Satellite Networks Ltd.* ...........            19,000           2,256,250
Global Crossing Ltd. (Bermuda)* ..........            12,700             635,000
Global TeleSystems Group, Inc.* ..........            94,600           3,275,525
Grupo Television S.A. de C.V., GDR
  (Mexico)* ..............................            94,800           6,470,100
Hikari Tsushin, Inc. (Japan) .............             2,800           5,617,538
iBasis, Inc.* ............................               210               6,038
Infinity Broadcasting Corp.* .............             7,700             278,644
InterDigital Communications Corp.* .......            34,800           2,610,000
JDS Uniphase Corp.* ......................           131,550          21,220,659
Keyence Corp. (Japan) ....................               800             324,917
KPN N.V. (Netherlands)* ..................            40,600           3,962,073
Korea Thrunet Co., Ltd., "A"
  (S. Korea)* ............................             3,360             228,060

Issuer                                              Shares             Value
Leisure -- continued
Leap Wireless International, Inc.* .......            26,000        $  2,041,000
Level 3 Communications, Inc.* ............             7,300             597,688
Lucent Technologies, Inc. ................               700              52,369
Macromedia, Inc.* ........................            14,300           1,045,687
MCI WorldCom, Inc.* ......................             1,125              59,695
MDSI Mobile Data Solutions, Inc
  (Canada)* ..............................            12,800             329,600
Metricom, Inc.* ..........................            28,100           2,209,362
Metromedia Fiber Network, Inc., "A"*                  88,230           4,229,526
Millicom International Cellular S.A.
  (Luxembourg)* ..........................             9,000             561,375
MobilCom AG (Germany) ....................            33,500           2,867,717
Modem Media.Poppe Tyson, Inc.* ...........             8,500             598,187
Motorola, Inc. ...........................            50,600           7,450,850
NEXTEL Communications, Inc.* .............            77,200           7,961,250
Nippon Telegraph & Telephone Co.
  (Japan) ................................               223           3,819,241
Nokia Corp., ADR (Finland) ...............            65,200          12,388,000
Nortel Networks Corp. ....................           169,700          17,139,700
NTL, Inc.* ...............................            24,100           3,006,475
NTT Mobile Communications
  Network, Inc. (Japan) ..................               372          14,307,692
Olivetti S.p.A. (Italy) ..................         1,019,400           2,951,584
Omnicom Group, Inc. ......................             9,000             900,000
Omnipoint Corp.* .........................           101,300          12,219,312
Open Market, Inc.* .......................            18,100             816,762
Partner Communications Co. Ltd.,
  ADR (Israel)* ..........................            80,425           2,080,997
Powertel, Inc.* ..........................            66,300           6,654,862
Price Communications Corp. ...............            42,270           1,175,634
Primus Telecomm Group, Inc.* .............            40,700           1,556,775
QUALCOMM, Inc.* ..........................           400,000          70,450,000
Qwest Communications
  International, Inc.* ...................            46,400           1,995,200
Radio One, Inc.* .........................             2,500             230,000
Radio Unica Communications Co.* ..........               950              27,431
Rohm Co. (Japan) .........................             3,500           1,438,638
Sonera Oyj (Finland) .....................           201,200          13,788,872
Spanish Broadcasting Systems,
  Inc.* ..................................             9,750             392,438
Sprint Corp. (PCS Group)* ................            94,700           9,706,750
Telecom Italia Mobile S.p.A. (Italy) .....           718,400           8,023,623
Telecom Italia S.p.A. (Italy) ............           259,400           3,657,385
TeleCorp PCS, Inc.* ......................             1,000              38,000
Telefonica Publicidad e Informacion
  S.A. (Spain)* ..........................             5,500             238,179
Telefonos de Mexico S.A., ADR
  (Mexico) ...............................            64,100           7,211,250
Telephone & Data Systems, Inc. ...........            41,700           5,254,200
Tickets.com, Inc.* .......................             1,175              16,817
Time Warner, Inc. ........................               700              50,706
Tritel, Inc.* ............................               750              23,766
U.S. Cellular Corp.* .....................            32,200           3,250,187
United Pan-Europe Communications
  N.V. (Netherlands)* ....................            22,900           2,928,949
UnitedGlobalCom, Inc.* ...................            46,000           3,248,750
ViaSat, Inc.* ............................            12,100             603,487
Viatel, Inc.* ............................             9,400             504,075
Voicestream Wireless Corp.* ..............            96,200          13,690,462
WebLink Wireless Inc.* ...................            40,600             629,300
Western Wireless Corp.* ..................            76,500           5,106,375
Wireless Facilities, Inc.* ...............               390              17,014
XM Satellite Radio Holdings,
  Inc., "A"* .............................            19,600             747,250
                                                                    ------------
                                                                    $381,974,753
                                                                    ------------


                                                                          27-MSS

Issuer                                            Shares             Value
Medical and Health Technology
  and Services -- 5.8%
Chiron Corp.* ..........................           44,200         $  1,872,975
Cyberonics, Inc.* ......................           30,400              484,500
Enzo Biochem, Inc.* ....................           15,600              702,975
Gene Logic, Inc.* ......................           12,900              341,850
Genentech, Inc.* .......................           40,800            5,487,600
Human Genome Sciences, Inc.* ...........            4,600              702,075
IDEC Pharmaceuticals Corp.* ............           31,200            3,065,400
IDX Systems Corp.* .....................            9,800              306,250
Immunex Corp.* .........................           82,000            8,979,000
Immunomedics, Inc.* ....................           34,600              423,850
Medarex, Inc.* .........................           26,300              979,675
MedImmune, Inc.* .......................           57,100            9,471,462
Merrill Lynch Biotech HOLDRs
  Trust* ...............................           11,800            1,693,300
Neurocrine Biosciences, Inc.* ..........           23,300              576,675
Optical Coating Laboratory, Inc. .......              500              148,000
PE Corp. ...............................           16,100            1,937,031
Sepracor, Inc.* ........................           18,200            1,805,213
Teva Pharmaceutical Industries Ltd.,
  ADR (Israel) .........................           14,500            1,039,469
                                                                  ------------
                                                                  $ 40,017,300
                                                                  ------------
Retail -- 2.1%
Fast Retailing Co., Ltd (Japan) ........            6,500         $  2,646,310
Fogdog, Inc.* ..........................              430                4,085
Home Depot, Inc. .......................           62,400            4,278,300
QXL.com PLC, (United Kingdom)* .........           14,700              341,694
Wal-Mart Stores, Inc. ..................           97,200            6,718,950
                                                                  ------------
                                                                  $ 13,989,339
                                                                  ------------
Technology -- 30.4%
Adobe Systems, Inc. ....................            9,400         $    632,150
Agile Software Corp.* ..................            3,275              711,443
Agilent Technologies, Inc.* ............            6,140              474,699
Airnet Commerce Corp.* .................            1,010               36,739
Akamai Technologies, Inc.* .............              800              262,100
Alteon Websystems, Inc.* ...............              400               35,100
Analog Devices, Inc.* ..................           35,800            3,329,400
Applied Materials, Inc.* ...............           46,900            5,941,644
ARM Holdings PLC,
  (United Kingdom)* ....................          194,600           13,146,059
ARM Holdings PLC, ADR
  (United Kingdom)* ....................           51,600            9,881,400
ASM International N.V.
  (Netherlands)* .......................           41,000              943,000
ASM Lithography Holding N.V.
  (Netherlands)* .......................           23,400            2,661,750
ATI Technologies, Inc. (Canada)* .......           22,200              291,375
Atmel Corp.* ...........................           12,400              366,575
BEA Systems, Inc.* .....................            1,800              125,888
BMC Software, Inc.* ....................           19,200            1,534,800
Breakaway Solutions, Inc.* .............              600               43,800
Brio Technology, Inc.* .................           12,000              504,000
Business Objects S.A., ADR
  (France)* ............................           13,400            1,790,575
CacheFlow, Inc.* .......................              700               91,481
Caliper Technologies Corp.* ............              400               26,700
Cambridge Technology Partners,
  Inc.* ................................           24,000              630,000
Canon, Inc. (Japan) ....................           99,000            3,933,647
China Common Corp.* ....................              200               15,725
CMGI, Inc.* ............................            3,000              830,625
Cobalt Networks, Inc.* .................              360               39,015
Complete Business Solutions, Inc.* .....           38,800              974,850

Issuer                                             Shares            Value
Technology -- continued
Computer Associates International,
  Inc. .................................            4,600         $    321,712
Computer Horizons Corp.* ...............           48,200              780,237
Computer Network Technology
  Corp.* ...............................            5,400              123,863
Computer Sciences Corp.* ...............           29,300            2,772,512
Compuware Corp.* .......................           19,100              711,475
Conexant Systems, Inc.* ................           57,100            3,790,012
CSG Systems International, Inc.* .......           11,700              466,537
Data Return Corp.* .....................            1,000               53,500
Dataware Technologies, Inc.* ...........           32,900              567,525
Deltathree.com, Inc.* ..................              430               11,073
Descartes Systems Group, Inc.
  (Canada)* ............................           74,200            1,595,300
Digimarc Corp.* ........................            2,500              125,000
Digital Impact, Inc.* ..................              580               29,073
Digital Insight Corp.* .................              750               27,281
Documentum, Inc.* ......................           13,800              826,275
DSP Group, Inc.* .......................           18,700            1,739,100
E Tek Dynamics, Inc.* ..................            3,900              525,037
eBenX, Inc.* ...........................              260               11,765
Edwards (J.D.) & Co.* ..................            2,100               62,738
EMC Corp.* .............................            6,500              710,125
eSPEED, Inc.* ..........................            1,300               46,231
Expedia, Inc.* .........................              620               21,700
F-Secure Oyj (Finland)* ................              525               15,333
FileNET Corp.* .........................           10,900              277,950
Foundry Networks, Inc.* ................              550              165,928
FreeMarkets, Inc.* .....................              220               75,089
FutureLink Corp.* ......................           26,100              678,600
GRIC Communications, Inc.* .............              250                6,344
Harbinger Corp.* .......................           29,300              932,106
Harris Interactive, Inc.* ..............              420                5,486
I2 Technologies, Inc.* .................           33,200            6,474,000
iManage, Inc.* .........................              100                3,213
Immersion Corp.* .......................              330               12,664
Inktomi Corp.* .........................           13,800            1,224,750
Inso Corp.* ............................           15,800              509,550
Internap Network Services Corp.* .......            1,600              276,800
Internet Commerce Corp.* ...............            4,100              127,613
Interworld Corp.* ......................           13,200            1,126,950
ISG International Software Group
  Ltd. (Israel)* .......................           16,000              252,000
Jazztel PLC, ADR (Spain)* ..............            7,530              490,391
Keane, Inc.* ...........................           43,600            1,384,300
Keynote Systems, Inc.* .................              525               38,719
Kyocera Corp. (Japan) ..................           49,600           12,863,574
Lam Research Corp.* ....................           12,900            1,439,156
Lifeminders.com, Inc.* .................              390               22,523
LightPath Technologies, Inc.* ..........           46,500              868,969
Lycos, Inc.* ...........................            6,200              493,287
M-Systems Flash Disk Pioneers Ltd.
  (Israel)* ............................           31,800            1,045,425
Mannesmann AG (Germany) ................           36,400            8,779,697
Manugistics Group, Inc.* ...............           63,900            2,064,769
MapInfo Corp.* .........................           11,500              422,625
Mastech Corp.* .........................           17,200              425,700
McAfee.com Corp.* ......................            1,150               51,750
Mediaplex, Inc.* .......................              480               30,120
MedicaLogic, Inc.* .....................              740               15,540
Mercury Interactive Corp.* .............            6,100              658,419
Metasolv Software, Inc.* ...............              480               39,240
Microsoft Corp.* .......................           13,100            1,529,425
MicroStrategy, Inc.* ...................            2,000              420,000


28-MSS

Issuer                                                                              Shares             Value
Technology -- continued
Murata Manufacturing Co., Ltd.
  (Japan) ................................................................            8,000         $  1,879,037
National Semiconductor Corp.* ............................................           25,900            1,108,844
NetIQ Corp.* .............................................................              600               31,238
Network Associates, Inc.* ................................................            5,500              146,781
NITTO DENKO Corp. (Japan) ................................................           25,000            1,250,245
Novellus Systems, Inc.* ..................................................            6,100              747,441
OnDisplay, Inc.* .........................................................              140               12,723
Optical Cable Corp.* .....................................................            6,400              128,000
Oracle Corp.* ............................................................          254,400           28,508,700
PairGain Technologies, Inc.* .............................................           12,700              180,181
Precision Response Corp.* ................................................           23,400              567,450
Predictive Systems, Inc.* ................................................              125                8,188
QLogic Corp.* ............................................................              400               63,950
Quintus Corp.* ...........................................................              680               31,195
Real Networks, Inc.* .....................................................            3,800              457,187
RSA Security, Inc.* ......................................................           21,000            1,627,500
Sage, Inc.* ..............................................................              220                4,263
Sanmina Corp.* ...........................................................              400               39,950
SAP AG, ADR (Germany) ....................................................            1,200               62,250
SDL, Inc.* ...............................................................            2,000              436,000
SERENA Software, Inc.* ...................................................            7,400              228,937
Siebel Systems, Inc.* ....................................................           13,800            1,159,200
Smartdisk Corp.* .........................................................              225                7,369
SOFTBANK CORP. (Japan) ...................................................            5,300            5,072,813
SonicWall, Inc.* .........................................................              340               13,685
Sony Corp. (Japan) .......................................................            5,600            1,660,599
Sony Corp., ADR (Japan) ..................................................           33,300            9,482,175
STMicroelectronics N.V.
  (Netherlands)* .........................................................            8,200            1,241,787
Sun Microsystems, Inc.* ..................................................          154,320           11,950,155
Sycamore Networks, Inc.* .................................................              675              207,900
Symantec Corp.* ..........................................................           43,100            2,526,737
Symbol Technologies, Inc. ................................................           52,900            3,362,456
Tanning Technology Corp.* ................................................              900               53,044
Teletech Holdings, Inc.* .................................................           71,700            2,416,514
Teradyne, Inc.* ..........................................................           31,900            2,105,400
Texas Instruments, Inc. ..................................................           13,900            1,346,562
Thomson Multimedia (France)* .............................................            3,600              193,967
Thus PLC, (United Kingdom)* ..............................................           39,350              248,358
Trimble Navigation Ltd.* .................................................           13,900              300,587
Unify Corp.* .............................................................           17,800              487,275
Unisys Corp.* ............................................................            1,900               60,681
USWeb Corp. ..............................................................              800               35,550
VeriSign, Inc.* ..........................................................           39,600            7,561,125
VERITAS Software Corp.* ..................................................           65,500            9,374,687
Virata Corp.* ............................................................              360               10,755
Virginia Linux Systems, Inc.* ............................................              550              113,644
Wavecom S.A., ADR (France)* ..............................................            1,000               94,750
Webvan Group, Inc.* ......................................................              780               12,870
Women.com Networks, Inc.* ................................................            1,725               24,581
Xilinx, Inc.* ............................................................            1,400               63,656
                                                                                                    ------------
                                                                                                    $208,529,558
                                                                                                    ------------

Issuer                                                                              Shares             Value
Other -- 1.9%
Alcoa, Inc. ..............................................................           30,200         $  2,506,600
Brightpoint, Inc.* .......................................................           24,800              325,500
Convergys Corp.* .........................................................           19,400              596,550
General Electric Co. .....................................................            8,200            1,268,950
Hutchison Whampoa Ltd.
  (Hong Kong) ............................................................          429,000            6,236,588
PT Multimedia SGPS S.A. (Portugal)*                                                   2,350              133,647
Toyota Motor Corp. (Japan) ...............................................           43,000            2,083,089
Tyco International Ltd. ..................................................              800               31,100
                                                                                                    ------------
                                                                                                    $ 13,182,024
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $422,330,762) .......................................................         $682,157,112
                                                                                                    ------------
Short-Term Obligation -- 2.1%
                                                                               Principal Amount
                                                                                 (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost .............................................         $ 14,700         $ 14,698,900
                                                                                                    ------------
  Total Investments
    (Identified Cost, $437,029,662) .......................................................         $696,856,012
                                                                                                    ------------
Other Assets,
  Less Liabilities -- (1.6)%                                                                         (11,048,453)
                                                                                                    ------------
  Net Assets -- 100.0% ....................................................................         $685,807,559
                                                                                                    ============

           See portfolio footnotes and notes to financial statements.


                                                                          29-MSS

Portfolio of Investments -- December 31, 1999
Massachusetts Investors Trust Series
Stocks -- 94.0%

Issuer                                                                            Shares             Value
U.S. Stocks -- 86.0%
Aerospace -- 3.7%
Boeing Co. .............................................................           80,800         $  3,358,250
General Dynamics Corp. .................................................          254,700           13,435,425
Honeywell International, Inc.* .........................................          253,000           14,594,937
TRW, Inc. ..............................................................          132,000            6,855,750
United Technologies Corp. ..............................................          687,300           44,674,500
                                                                                                  ------------
                                                                                                  $ 82,918,862
                                                                                                  ------------
Automotive -- 0.4%
Federal-Mogul Corp. ....................................................           78,100         $  1,571,763
Ford Motor Co. .........................................................          129,600            6,925,500
                                                                                                  ------------
                                                                                                  $  8,497,263
                                                                                                  ------------
Banks and Credit Companies -- 4.4%
Bank America Corp. .....................................................          288,600         $ 14,484,112
Bank One Corp. .........................................................          272,000            8,721,000
Capital One Financial Corp. ............................................           67,100            3,233,381
Chase Manhattan Corp. ..................................................           40,600            3,154,113
Comerica, Inc. .........................................................           74,550            3,480,553
Northern Trust Corp. ...................................................          321,600           17,044,800
Providian Financial Corp. ..............................................           73,300            6,674,881
U.S. Bancorp ...........................................................          598,853           14,260,187
Wells Fargo Co. ........................................................          676,100           27,339,794
                                                                                                  ------------
                                                                                                  $ 98,392,821
                                                                                                  ------------
Business Machines -- 4.0%
Hewlett-Packard Co. ....................................................          278,100         $ 31,686,019
International Business Machines
  Corp. ................................................................          302,300           32,648,400
Sun Microsystems, Inc.* ................................................          314,400           24,346,350
                                                                                                  ------------
                                                                                                  $ 88,680,769
                                                                                                  ------------
Business Services -- 2.2%
Computer Sciences Corp.* ...............................................          174,500         $ 16,512,063
DST Systems, Inc.* .....................................................          111,850            8,535,553
First Data Corp. .......................................................          398,600           19,655,962
United Parcel Service, Inc. ............................................           48,470            3,344,430
                                                                                                  ------------
                                                                                                  $ 48,048,008
                                                                                                  ------------
Cellular Telephones -- 0.5%
Sprint Corp. (PCS Group)* ..............................................          110,550         $ 11,331,375
                                                                                                  ------------
Chemicals -- 0.5%
Dow Chemical Co. .......................................................           26,700         $  3,567,788
E.I. du Pont de Nemours & Co., Inc.                                                51,400            3,385,975
Rohm & Haas Co. ........................................................           92,800            3,775,800
                                                                                                  ------------
                                                                                                  $ 10,729,563
                                                                                                  ------------
Computer Hardware -- Systems -- 0.1%
Dell Computer Corp.* ...................................................           37,900         $  1,932,900
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 4.5%
Microsoft Corp.* .......................................................          857,000         $100,054,750
                                                                                                  ------------
Computer Software -- Systems -- 2.7%
BMC Software, Inc.* ....................................................           92,000         $  7,354,250
Computer Associates International,
  Inc. .................................................................          363,125           25,396,054
Oracle Corp.* ..........................................................          244,925           27,446,908
                                                                                                  ------------
                                                                                                  $ 60,197,212
                                                                                                  ------------
Conglomerates -- 0.8%
Tyco International Ltd. ................................................          462,700         $ 17,987,463
                                                                                                  ------------
Consumer Goods and Services -- 2.9%
Cintas Corp. ...........................................................          133,700         $  7,102,813
Clorox Co. .............................................................          134,100            6,755,288
Colgate-Palmolive Co. ..................................................          244,900           15,918,500

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Gillette Co. ...........................................................           74,300         $  3,060,231
Procter & Gamble Co. ...................................................          295,000           32,320,937
                                                                                                  ------------
                                                                                                  $ 65,157,769
                                                                                                  ------------
Electrical Equipment -- 4.4%
Emerson Electric Co. ...................................................          223,300         $ 12,811,837
General Electric Co. ...................................................          558,500           86,427,875
                                                                                                  ------------
                                                                                                  $ 99,239,712
                                                                                                  ------------
Electronics -- 2.4%
Agilent Technologies, Inc.* ............................................           32,750         $  2,531,984
Intel Corp. ............................................................          621,200           51,132,525
                                                                                                  ------------
                                                                                                  $ 53,664,509
                                                                                                  ------------
Entertainment -- 1.8%
Carnival Corp. .........................................................           82,200         $  3,930,188
Infinity Broadcasting Corp.* ...........................................          191,000            6,911,812
Time Warner, Inc. ......................................................          401,800           29,105,387
                                                                                                  ------------
                                                                                                  $ 39,947,387
                                                                                                  ------------
Financial Institutions -- 3.0%
American Express Co. ...................................................           69,200         $ 11,504,500
Associates First Capital Corp., "A" ....................................          116,736            3,202,944
Citigroup, Inc. ........................................................          260,450           14,471,253
Federal Home Loan Mortgage Corp.                                                  345,600           16,264,800
State Street Corp. .....................................................          295,100           21,560,744
                                                                                                  ------------
                                                                                                  $ 67,004,241
                                                                                                  ------------
Financial Services -- 0.3%
AXA Financial, Inc. ....................................................          203,000         $  6,876,625
                                                                                                  ------------
Food and Beverage Products -- 2.2%
Anheuser-Busch Cos., Inc. ..............................................          269,600         $ 19,107,900
Bestfoods Co. ..........................................................          132,900            6,985,556
Coca-Cola Co. ..........................................................           31,900            1,858,175
Nabisco Holdings Corp., "A" ............................................          157,800            4,990,425
PepsiCo., Inc. .........................................................           78,700            2,774,175
Quaker Oats Co. ........................................................          217,100           14,247,188
                                                                                                  ------------
                                                                                                  $ 49,963,419
                                                                                                  ------------
Forest and Paper Products -- 0.2%
Weyerhaeuser Co. .......................................................           53,900         $  3,870,694
                                                                                                  ------------
Insurance -- 4.0%
American International Group, Inc. .....................................          194,125         $ 20,989,766
CIGNA Corp. ............................................................          103,100            8,305,994
Hartford Financial Services Group,
  Inc. .................................................................          610,200           28,908,225
Lincoln National Corp. .................................................          351,800           14,072,000
Marsh & McLennan Cos., Inc. ............................................           99,800            9,549,612
MBIA, Inc. .............................................................           81,700            4,314,781
Torchmark Corp. ........................................................          136,500            3,967,031
                                                                                                  ------------
                                                                                                  $ 90,107,409
                                                                                                  ------------
Machinery -- 0.3%
Ingersoll Rand Co. .....................................................           70,300         $  3,870,894
W.W. Grainger, Inc. ....................................................           66,700            3,189,094
                                                                                                  ------------
                                                                                                  $  7,059,988
                                                                                                  ------------
Medical and Health Products -- 4.7%
American Home Products Corp. ...........................................          270,500         $ 10,667,844
Bausch & Lomb, Inc. ....................................................          104,900            7,179,094
Bristol-Myers Squibb Co. ...............................................          383,000           24,583,812
Johnson & Johnson Co. ..................................................          113,900           10,606,937
Pfizer, Inc. ...........................................................          605,500           19,640,906
Pharmacia & Upjohn, Inc. ...............................................          364,600           16,407,000
Schering Plough Corp. ..................................................          177,900            7,505,156
Warner-Lambert Co. .....................................................          105,000            8,603,438
                                                                                                  ------------
                                                                                                  $105,194,187
                                                                                                  ------------


30-MITS

Issuer                                                                              Shares               Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- 2.1%
Guidant Corp.* ...........................................................           163,300          $  7,675,100
Medtronic, Inc. ..........................................................           799,926            29,147,304
United Healthcare Corp. ..................................................           228,800            12,155,000
                                                                                                      ------------
                                                                                                      $ 48,977,404
                                                                                                      ------------
Metals and Minerals
Alcoa, Inc. ..............................................................             7,200          $    597,600
                                                                                                      ------------
Oil Services -- 0.2%
Halliburton Co. ..........................................................            90,500          $  3,642,625
                                                                                                      ------------
Oils -- 4.0%
Chevron Corp. ............................................................            88,470          $  7,663,714
Coastal Corp. ............................................................           240,000             8,505,000
Conoco, Inc. .............................................................           516,800            12,855,400
Exxon Mobil Corp.* .......................................................           674,942            54,375,015
Unocal Corp. .............................................................           177,700             5,964,056
                                                                                                      ------------
                                                                                                      $ 89,363,185
                                                                                                      ------------
Printing and Publishing -- 3.5%
Gannett Co., Inc. ........................................................           285,500          $ 23,286,094
New York Times Co. .......................................................           421,200            20,691,450
Tribune Co. ..............................................................           604,000            33,257,750
                                                                                                      ------------
                                                                                                      $ 77,235,294
                                                                                                      ------------
Restaurants and Lodging -- 0.6%
McDonald's Corp. .........................................................           305,800          $ 12,327,563
                                                                                                      ------------
Special Products and Services -- 0.2%
Illinois Tool Works, Inc. ................................................            50,500          $  3,411,906
                                                                                                      ------------
Stores -- 5.3%
Costco Wholesale Corp.* ..................................................            35,200          $  3,212,000
CVS Corp. ................................................................           441,200            17,620,425
Dayton Hudson Corp. ......................................................           256,200            18,814,687
Home Depot, Inc. .........................................................           257,100            17,627,419
Lowe's Cos., Inc. ........................................................            65,500             3,913,625
TJX Cos., Inc. ...........................................................           560,100            11,447,044
Wal-Mart Stores, Inc. ....................................................           672,100            46,458,912
                                                                                                      ------------
                                                                                                      $119,094,112
                                                                                                      ------------
Supermarkets -- 2.3%
Kroger Co.* ..............................................................         1,140,300          $ 21,523,163
Safeway, Inc.* ...........................................................           856,900            30,473,506
                                                                                                      ------------
                                                                                                      $ 51,996,669
                                                                                                      ------------
Technology -- 0.4%
National Semiconductor Corp.* ............................................           210,200          $  8,999,188
                                                                                                      ------------
Telecommunications -- 14.4%
Alltel Corp. .............................................................           136,700          $ 11,303,381
AT&T Corp. ...............................................................           252,000            12,789,000
Bell Atlantic Corp. ......................................................           636,500            39,184,531
BroadWing, Inc. ..........................................................           240,800             8,879,500
Cisco Systems, Inc.* .....................................................           401,000            42,957,125
Corning, Inc. ............................................................           239,100            30,828,956
General Instrument Corp.* ................................................            89,500             7,607,500
Lucent Technologies, Inc. ................................................           244,700            18,306,619
MCI WorldCom, Inc.* ......................................................           520,653            27,627,150
Motorola, Inc. ...........................................................           266,900            39,301,025
Nortel Networks Corp. ....................................................           252,000            25,452,000
SBC Communications, Inc. .................................................           642,994            31,345,958
Sprint Corp. .............................................................           377,700            25,423,931
                                                                                                      ------------
                                                                                                      $321,006,676
                                                                                                      ------------
Utilities -- Electric -- 2.5%
CMS Energy Corp. .........................................................           190,800          $  5,950,575

Issuer                                                                               Shares            Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
Duke Energy Corp. ........................................................           190,700        $    9,558,837
FirstEnergy Corp. ........................................................           193,000             4,378,688
NiSource, Inc. ...........................................................           241,000             4,307,875
Peco Energy Co. ..........................................................           381,700            13,264,075
Pinnacle West Capital Corp. ..............................................           100,900             3,083,756
Texas Utilities Co. ......................................................           378,800            13,471,075
Unicom Corp. .............................................................            80,400             2,693,400
                                                                                                    --------------
                                                                                                    $   56,708,281
                                                                                                    --------------
Utilities -- Gas -- 0.3%
Enron Corp. ..............................................................            87,900        $    3,900,563
Williams Cos., Inc. ......................................................           105,300             3,218,231
                                                                                                    --------------
                                                                                                    $    7,118,794
                                                                                                    --------------
Utilities -- Telephone -- 0.2%
BellSouth Corp. ..........................................................           106,500        $    4,985,531
                                                                                                    --------------
  Total U.S. Stocks ........................................................................        $1,922,321,754
                                                                                                    --------------
Foreign Stocks -- 8.0%
Canada -- 0.4%
Canadian National Railway Co.
  (Railroads) ............................................................           316,300        $    8,322,644
                                                                                                    --------------
Finland -- 0.5%
Nokia Corp., ADR
  (Telecommunications) ...................................................            59,400        $   11,286,000
                                                                                                    --------------
France -- 0.4%
AXA (Insurance) ..........................................................            56,900        $    7,930,872
                                                                                                    --------------
Germany -- 1.1%
Mannesmann AG (Conglomerate) .............................................           105,600        $   25,470,769
                                                                                                    --------------
Ireland -- 0.3%
Bank of Ireland (Banks and Credit
  Cos.)* .................................................................           887,600        $    7,061,826
                                                                                                    --------------
Japan -- 0.9%
Fast Retailing Co. (Retail) ..............................................            11,500        $    4,681,934
Hitachi Ltd. (Electronics) ...............................................           530,000             8,506,557
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............................................               438             7,501,468
                                                                                                    --------------
                                                                                                    $   20,689,959
                                                                                                    --------------
Netherlands -- 1.1%
Akzo Nobel N.V. (Chemicals) ..............................................           163,800        $    8,215,157
KPN N.V. (Telecommunications)* ...........................................            92,200             8,997,613
STMicroelectronics N.V.
  (Electronics) ..........................................................            43,400             6,572,387
                                                                                                    --------------
                                                                                                    $   23,785,157
                                                                                                    --------------
Switzerland -- 0.5%
Nestle S.A. (Food and Beverage
  Products) ..............................................................             6,700        $   12,278,633
                                                                                                    --------------
United Kingdom -- 2.8%
AstraZeneca Group PLC (Medical
  and Health Products) ...................................................           174,800        $    7,257,210
AstraZeneca Group PLC, ADR
  (Medical and Health Products) ..........................................           173,300             7,235,275
BP Amoco PLC, ADR (Oils) .................................................           660,222            39,159,417
Reuters Group PLC, ADR
  (Business Services) ....................................................           103,100             8,331,769
                                                                                                    --------------
                                                                                                    $   61,983,671
                                                                                                    --------------
  Total Foreign Stocks .....................................................................        $  178,809,531
                                                                                                    --------------
  Total Stocks
    (Identified Cost, $1,716,303,067) ......................................................        $2,101,131,285
                                                                                                    --------------


                                                                         31-MITS

Convertible Preferred Stock -- 0.1%

Issuer                                       Shares          Value
Utilities -- Electric -- 0.1%
Texas Utilities Co., 3.315%,
  (Identified Cost, $1,918,208) .........   46,200     $    1,767,150
                                                       --------------


                                           Principal Amount
                                            (000 Omitted)
Convertible Bonds -- 0.4%
Financial Services -- 0.1%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## .......................        $ 2,597        $    3,194,310
                                                              --------------
Telecommunications -- 0.3%
NTL, Inc., 5.75s, 2009## ..............        $ 6,140        $    6,600,500
                                                              --------------
  Total Convertible Bonds
    (Identified Cost, $9,060,842) ....................        $    9,794,810
                                                              --------------
Short-Term Obligations -- 5.4%
Federal Agricultural Mortgage
  Corp., due 1/13/00 ..................        $20,000        $   19,962,200
Federal Farm Credit Bank, due
  1/21/00 .............................         13,000            12,958,833
Federal Home Loan Bank, due
  1/03/00 - 1/10/00 ...................         73,500            73,478,348
Federal Home Loan Mortgage
  Corp., due 1/27/00 ..................         15,000            14,939,225
                                                              --------------
  Total Short-Term Obligations,
    at Amortized Cost ................................        $  121,338,606
                                                              --------------
  Total Investments
    (Identified Cost, $1,848,620,723) ................        $2,234,031,851
Other Assets,
  Less Liabilities -- 0.1%                                         1,751,326
                                                              --------------
  Net Assets -- 100.0% ...............................        $2,235,783,177
                                                              ==============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999
Research Series
Stocks -- 98.1%

Issuer                                  Shares          Value
U.S. Stocks -- 91.0%
Aerospace -- 1.7%
General Dynamics Corp. ..............   178,300     $    9,405,325
United Technologies Corp. ...........   186,600         12,129,000
                                                    --------------
                                                    $   21,534,325
                                                    --------------
Automotive -- 0.3%
Federal-Mogul Corp. .................   183,100     $    3,684,888
                                                    --------------
Banks and Credit
  Companies -- 3.0%
Bank America Corp. ..................   124,800     $    6,263,400
Bank One Corp. ......................   142,900          4,581,731
Capital One Financial Corp. .........   126,900          6,114,994
Chase Manhattan Corp. ...............    60,424          4,694,190
Providian Financial Corp. ...........    81,400          7,412,487
U.S. Bancorp ........................   220,600          5,253,037
Wells Fargo Co. .....................    77,300          3,125,819
                                                    --------------
                                                    $   37,445,658
                                                    --------------
Biotechnology -- 0.7%
Guidant Corp.* ......................   197,400     $    9,277,800
                                                    --------------
Business Machines -- 4.9%
Hewlett-Packard Co. .................    54,300     $    6,186,806
International Business Machines
  Corp. .............................   104,500         11,286,000
Seagate Technology, Inc.* ...........   147,400          6,863,313
Sun Microsystems, Inc.* .............   479,600         37,139,025
                                                    --------------
                                                    $   61,475,144
                                                    --------------
Business Services -- 0.6%
Bea Systems, Inc.* ..................    20,400     $    1,426,725
Digimarc Corp.* .....................    11,190            559,500
First Data Corp. ....................   110,400          5,444,100
                                                    --------------
                                                    $    7,430,325
                                                    --------------
Cellular Telephones -- 2.4%
Sprint Corp. (PCS Group)* ...........   296,100     $   30,350,250
                                                    --------------
Chemicals -- 0.3%
Cambrex Corp. .......................    91,000     $    3,133,813
                                                    --------------
Computer Software --
  Personal Computers -- 4.8%
America Online, Inc.* ...............   104,400     $    7,875,675
Microsoft Corp.* ....................   441,200         51,510,100
                                                    --------------
                                                    $   59,385,775
                                                    --------------
Computer Software -- Services -- 1.6%
EMC Corp.* ..........................   183,600     $   20,058,300
                                                    --------------
Computer Software -- Systems -- 8.4%
Ariba, Inc.* ........................    17,600     $    3,121,800
BMC Software, Inc.* .................   168,400         13,461,475
Citrix Systems, Inc.* ...............    36,900          4,538,700
Computer Associates International,
  Inc. ..............................   100,800          7,049,700
Compuware Corp.* ....................   325,500         12,124,875
Liberate Technologies* ..............    24,075          6,187,275
Oracle Corp.* .......................   293,287         32,866,474
VERITAS Software Corp.* .............   174,000         24,903,750
                                                    --------------
                                                    $  104,254,049
                                                    --------------
Conglomerates -- 1.9%
Tyco International Ltd. .............   616,824     $   23,979,033
                                                    --------------
Consumer Goods and Services -- 3.1%
Clorox Co. ..........................   187,000     $    9,420,125
Colgate-Palmolive Co. ...............   197,600         12,844,000
Dial Corp. ..........................   291,600          7,089,525


32-RES

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Procter & Gamble Co. ...................................................           82,300         $    9,016,994
                                                                                                  --------------
                                                                                                  $   38,370,644
                                                                                                  --------------
Containers -- 0.4%
Owens Illinois, Inc.* ..................................................          212,000         $    5,313,250
                                                                                                  --------------
Electrical Equipment -- 0.9%
General Electric Co. ...................................................           68,600         $   10,615,850
                                                                                                  --------------
Electronics -- 7.0%
Analog Devices, Inc.* ..................................................          398,833         $   37,091,469
DII Group, Inc.* .......................................................           47,200              3,349,725
Flextronics International Ltd.* ........................................          111,000              5,106,000
Intel Corp. ............................................................           67,100              5,523,169
LSI Logic Corp.* .......................................................          406,300             27,425,250
Micron Technology, Inc.* ...............................................           69,200              5,380,300
SCI Systems, Inc.* .....................................................           42,000              3,451,875
                                                                                                  --------------
                                                                                                  $   87,327,788
                                                                                                  --------------
Energy -- 0.1%
Devon Energy Corp. .....................................................           49,800         $    1,637,175
                                                                                                  --------------
Entertainment -- 4.2%
Carnival Corp. .........................................................          132,700         $    6,344,719
CBS Corp.* .............................................................          131,900              8,433,356
Comcast Corp., "A" .....................................................          134,500              6,800,656
Infinity Broadcasting Corp.* ...........................................          290,375             10,507,946
Macromedia, Inc.* ......................................................           38,800              2,837,250
Time Warner, Inc. ......................................................          236,000             17,095,250
                                                                                                  --------------
                                                                                                  $   52,019,177
                                                                                                  --------------
Financial Institutions -- 2.9%
Associates First Capital Corp., "A" ....................................          203,506         $    5,583,696
Citigroup, Inc. ........................................................          245,700             13,651,706
Federal Home Loan Mortgage Corp.                                                  162,700              7,657,069
Merrill Lynch & Co., Inc. ..............................................           30,400              2,538,400
Morgan Stanley Dean Witter & Co. .......................................           44,100              6,295,275
                                                                                                  --------------
                                                                                                  $   35,726,146
                                                                                                  --------------
Financial Services -- 0.7%
AXA Financial, Inc. ....................................................          273,900         $    9,278,362
                                                                                                  --------------
Food and Beverage Products -- 2.2%
Anheuser-Busch Cos., Inc. ..............................................          201,600         $   14,288,400
Nabisco Holdings Corp., "A" ............................................          157,800              4,990,425
Quaker Oats Co. ........................................................          120,900              7,934,062
                                                                                                  --------------
                                                                                                  $   27,212,887
                                                                                                  --------------
Forest and Paper Products -- 0.5%
Bowater, Inc. ..........................................................          121,100         $    6,577,244
                                                                                                  --------------
Insurance -- 4.3%
American International Group, Inc. .....................................          127,475         $   13,783,234
Aon Corp. ..............................................................           45,900              1,836,000
CIGNA Corp. ............................................................          169,800             13,679,513
Hartford Financial Services Group,
  Inc. .................................................................          133,600              6,329,300
Lincoln National Corp. .................................................          201,200              8,048,000
Marsh & McLennan Cos., Inc. ............................................           43,900              4,200,681
ReliaStar Financial Corp. ..............................................          155,796              6,105,256
                                                                                                  --------------
                                                                                                  $   53,981,984
                                                                                                  --------------
Internet -- 1.1%
FreeMarkets, Inc.* .....................................................              450         $      153,591
Phone.com, Inc.* .......................................................            8,900              1,031,844
VeriSign, Inc.* ........................................................           67,400             12,869,187
                                                                                                  --------------
                                                                                                  $   14,054,622
                                                                                                  --------------

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Machinery -- 1.2%
Danaher Corp. ..........................................................          214,000         $   10,325,500
Deere & Co., Inc. ......................................................           57,200              2,481,050
Ingersoll Rand Co. .....................................................           28,100              1,547,256
                                                                                                  --------------
                                                                                                  $   14,353,806
                                                                                                  --------------
Medical and Health Products -- 3.8%
American Home Products Corp. ...........................................          445,800         $   17,581,237
Boston Scientific Corp.* ...............................................          185,300              4,053,438
Bristol-Myers Squibb Co. ...............................................          191,800             12,311,162
Pharmacia & Upjohn, Inc. ...............................................          292,700             13,171,500
                                                                                                  --------------
                                                                                                  $   47,117,337
                                                                                                  --------------
Medical and Health Technology
  and Services -- 1.7%
Medtronic, Inc. ........................................................          302,400         $   11,018,700
United Healthcare Corp. ................................................          112,600              5,981,875
VISX, Inc.* ............................................................           90,600              4,688,550
                                                                                                  --------------
                                                                                                  $   21,689,125
                                                                                                  --------------
Oil Services -- 0.6%
Cooper Cameron Corp.* ..................................................           65,900         $    3,224,981
Noble Drilling Corp.* ..................................................          125,200              4,100,300
                                                                                                  --------------
                                                                                                  $    7,325,281
                                                                                                  --------------
Oils -- 3.5%
Atlantic Richfield Co. .................................................           41,800         $    3,615,700
Conoco, Inc. ...........................................................          569,900             14,176,262
EOG Resources, Inc. ....................................................          180,300              3,166,519
Exxon Mobil Corp. ......................................................          216,778             17,464,178
Transocean Sedco Forex, Inc. ...........................................          158,800              5,349,575
                                                                                                  --------------
                                                                                                  $   43,772,234
                                                                                                  --------------
Photographic Products -- 0.2%
Polaroid Corp. .........................................................          123,500         $    2,323,344
                                                                                                  --------------
Printing and Publishing -- 0.9%
Tribune Co. ............................................................          196,000         $   10,792,250
                                                                                                  --------------
Restaurants and Lodging -- 0.1%
Cendant Corp.* .........................................................           51,700         $    1,373,281
                                                                                                  --------------
Special Products and Services -- 0.1%
SPX Corp.* .............................................................           15,200         $    1,228,350
                                                                                                  --------------
Stores -- 4.6%
Costco Wholesale Corp.* ................................................           78,700         $    7,181,375
CVS Corp. ..............................................................          300,900             12,017,194
Gap, Inc. ..............................................................          118,500              5,451,000
Office Depot, Inc.* ....................................................          383,000              4,189,062
Tandy Corp. ............................................................           53,300              2,621,694
TJX Cos., Inc. .........................................................          194,600              3,977,138
Wal-Mart Stores, Inc. ..................................................          308,700             21,338,887
                                                                                                  --------------
                                                                                                  $   56,776,350
                                                                                                  --------------
Supermarkets -- 1.7%
Kroger Co.* ............................................................          290,036         $    5,474,430
Safeway, Inc.* .........................................................          438,093             15,579,682
                                                                                                  --------------
                                                                                                  $   21,054,112
                                                                                                  --------------
Telecommunications -- 13.2%
Ancor Communications, Inc.* ............................................            7,875         $      534,516
Bell Atlantic Corp. ....................................................          297,200             18,296,375
Cisco Systems, Inc.* ...................................................          361,250             38,698,906
Corning, Inc. ..........................................................           73,300              9,451,119
EchoStar Communications, Corp.* ........................................           44,600              4,348,500
General Instrument Corp.* ..............................................           13,800              1,173,000
GTE Corp. ..............................................................           50,100              3,535,181
MCI WorldCom, Inc.* ....................................................          342,696             18,184,306
Motorola, Inc. .........................................................          184,500             27,167,625
Nortel Networks Corp. ..................................................          160,200             16,180,200


                                                                          33-RES

Issuer                                                                       Shares            Value
U.S. Stocks -- continued
Telecommunications -- continued
Oak Industries, Inc. .....................................................    66,400       $    7,046,700
SBC Communications, Inc. .................................................   157,400            7,673,250
Sprint Corp. .............................................................   171,500           11,544,094
                                                                                           --------------
                                                                                           $  163,833,772
                                                                                           --------------
Utilities -- Electric -- 1.0%
AES Corp.* ...............................................................    61,700       $    4,612,075
CMS Energy Corp. .........................................................   120,200            3,748,737
Texas Utilities Co. ......................................................   118,700            4,221,269
                                                                                           --------------
                                                                                           $   12,582,081
                                                                                           --------------
Utilities -- Gas -- 0.4%
Columbia Energy Group ....................................................    68,400       $    4,326,300
                                                                                           --------------
  Total U.S. Stocks ................................................................       $1,132,672,112
                                                                                           --------------
Foreign Stocks -- 7.1%
Canada -- 0.1%
Abitibi-Consolidated, Inc.
  (Forest and Paper Products) ............................................    91,400       $    1,085,375
                                                                                           --------------
France -- 1.7%
Sanofi-Synthelabo S.A.
  (Medical and Health Products)* .........................................   238,100       $    9,912,940
Total Fina S.A., ADR (Oils) ..............................................    19,950            1,381,538
Total S.A., "B" (Oils) ...................................................    70,300            9,380,885
                                                                                           --------------
                                                                                           $   20,675,363
                                                                                           --------------
Germany -- 0.8%
Mannesmann AG (Conglomerate) .............................................    40,900       $    9,865,099
                                                                                           --------------
Ireland -- 0.8%
Bank of Ireland
  (Banks and Credit Cos.)* ...............................................   998,400       $    7,943,360
Trintech Group PLC, ADR
  (Computer Software -- Products)*                                            37,700            1,866,150
                                                                                           --------------
                                                                                           $    9,809,510
                                                                                           --------------
Japan -- 2.0%
Hitachi Ltd. (Electronics) ...............................................   584,000       $    9,373,263
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............................................       600           10,275,983
Orix Corp. (Financial Services) ..........................................    25,000            5,632,218
                                                                                           --------------
                                                                                           $   25,281,464
                                                                                           --------------
Sweden -- 0.4%
Ericsson LM, "B"
  (Telecommunications) ...................................................    82,350       $    5,302,584
                                                                                           --------------
United Kingdom -- 1.3%
AstraZeneca Group PLC (Medical
  and Health Products) ...................................................   192,400       $    7,987,913
BP Amoco PLC, ADR (Oils) .................................................   144,032            8,542,898
                                                                                           --------------
                                                                                           $   16,530,811
                                                                                           --------------
  Total Foreign Stocks ..............................................................      $   88,550,206
                                                                                           --------------
  Total Stocks
    (Identified Cost, $887,622,503) .................................................      $1,221,222,318
                                                                                           --------------
Short-Term Obligation -- 2.1%
                                                                        Principal Amount
                                                                          (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost .............................................   $26,700       $   26,697,998
                                                                                           --------------
  Total Investments
    (Identified Cost, $914,320,501) ................................................       $1,247,920,316
                                                                                           --------------
Other Assets,
  Less Liabilities -- (0.2)%                                                                   (2,489,574)
                                                                                           --------------
  Net Assets -- 100.0% .............................................................       $1,245,430,742
                                                                                           ==============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999
Total Return Series
Stocks -- 56.6%

Issuer                                      Shares          Value
U.S. Stocks -- 47.7%
Aerospace -- 2.1%
Honeywell International, Inc. ...........   201,000     $   11,595,187
Raytheon Co., "A" .......................    93,704          2,325,031
TRW, Inc. ...............................   376,300         19,544,081
United Technologies Corp. ...............    80,200          5,213,000
                                                        --------------
                                                        $   38,677,299
                                                        --------------
Automotive -- 0.9%
Delphi Automotive Systems Corp. .........   396,600     $    6,246,450
Ford Motor Co. ..........................   211,589         11,306,787
                                                        --------------
                                                        $   17,553,237
                                                        --------------
Banks and Credit Companies -- 1.9%
Bank America Corp. ......................   218,600     $   10,970,987
Bank of New York Co., Inc. ..............   205,712          8,228,480
Bank One Corp. ..........................   120,570          3,865,776
PNC Bank Corp. ..........................   283,800         12,629,100
                                                        --------------
                                                        $   35,694,343
                                                        --------------
Business Machines -- 1.6%
Hewlett-Packard Co. .....................    91,900     $   10,470,856
International Business Machines
  Corp. .................................   138,200         14,925,600
Xerox Corp. .............................   174,800          3,965,775
                                                        --------------
                                                        $   29,362,231
                                                        --------------
Business Services -- 0.1%
United Parcel Service, Inc. .............    30,220     $    2,085,180
                                                        --------------
Cellular Telephones -- 0.6%
Telephone & Data Systems, Inc. ..........    83,900     $   10,571,400
                                                        --------------
Chemicals -- 1.3%
Dow Chemical Co. ........................    23,700     $    3,166,913
Engelhard Corp. .........................   336,300          6,347,662
PPG Industries, Inc. ....................    33,300          2,083,331
Rohm & Haas Co. .........................   322,500         13,121,719
                                                        --------------
                                                        $   24,719,625
                                                        --------------
Coal
CONSOL Energy, Inc. .....................    61,700     $      624,713
                                                        --------------
Conglomerates -- 0.4%
Eastern Enterprises Co. .................   110,700     $    6,358,331
Tyco International Ltd. .................    24,144            938,598
                                                        --------------
                                                        $    7,296,929
                                                        --------------
Consumer Goods and Services -- 0.4%
Fortune Brands, Inc. ....................    20,000     $      661,250
Kimberly-Clark Corp. ....................   103,100          6,727,275
                                                        --------------
                                                        $    7,388,525
                                                        --------------
Electrical Equipment -- 1.0%
Emerson Electric Co. ....................   300,500     $   17,241,188
General Electric Co. ....................    15,100          2,336,725
                                                        --------------
                                                        $   19,577,913
                                                        --------------
Electronics -- 0.1%
Agilent Technologies, Inc.* .............    16,410     $    1,268,698
                                                        --------------
Energy -- 0.5%
Devon Energy Corp. ......................   170,000     $    5,588,750
Sierra Pacific Resources ................   205,920          3,564,990
                                                        --------------
                                                        $    9,153,740
                                                        --------------
Entertainment -- 2.0%
Disney (Walt) Co. .......................   259,300     $    7,584,525
Harrah's Entertainment, Inc.* ...........   205,000          5,419,687
MediaOne Group, Inc.* ...................    61,000          4,685,563
Time Warner, Inc. .......................   280,800         20,340,450
                                                        --------------
                                                        $  38,030,225
                                                        --------------


34-TRS

Issuer                                                                            Shares               Value
U.S. Stocks -- continued
Financial Institutions -- 2.5%
American Express Co. ...................................................           27,500          $    4,571,875
Citigroup, Inc. ........................................................          294,800              16,379,825
Edwards (A.G.), Inc. ...................................................          273,550               8,770,697
Federal Home Loan Mortgage Corp.                                                   68,700               3,233,194
Merrill Lynch & Co., Inc. ..............................................           83,400               6,963,900
State Street Corp. .....................................................          106,800               7,803,075
                                                                                                   --------------
                                                                                                   $   47,722,566
                                                                                                   --------------
Financial Services -- 1.3%
AXA Financial, Inc. ....................................................          388,530          $   13,161,454
Mellon Financial Corp. .................................................          329,600              11,227,000
                                                                                                   --------------
                                                                                                   $   24,388,454
                                                                                                   --------------
Food and Beverage Products -- 2.3%
Archer-Daniels-Midland Co. .............................................          889,434          $   10,839,977
Bestfoods Co. ..........................................................           61,000               3,206,312
General Mills, Inc. ....................................................          203,400               7,271,550
Hershey Foods Corp. ....................................................           94,500               4,488,750
McCormick & Co., Inc. ..................................................          129,100               3,840,725
Quaker Oats Co. ........................................................          170,800              11,208,750
Seagram Limited ........................................................           63,400               2,853,000
                                                                                                   --------------
                                                                                                   $   43,709,064
                                                                                                   --------------
Forest and Paper Products -- 1.6%
Bowater, Inc. ..........................................................          258,500          $   14,039,781
Champion International Corp. ...........................................          188,000              11,644,250
International Paper Co. ................................................           62,400               3,521,700
                                                                                                   --------------
                                                                                                   $   29,205,731
                                                                                                   --------------
Insurance -- 6.0%
Allstate Corp. .........................................................          135,800          $    3,259,200
American International Group, Inc. .....................................           53,000               5,730,625
Aon Corp. ..............................................................          151,200               6,048,000
Chubb Corp. ............................................................          126,900               7,146,056
CIGNA Corp. ............................................................          143,600              11,568,775
Hartford Financial Services Group,
  Inc. .................................................................          475,900              22,545,763
Jefferson Pilot Corp. ..................................................          104,100               7,104,825
Lincoln National Corp. .................................................          427,000              17,080,000
Marsh & McLennan Cos., Inc. ............................................           61,500               5,884,781
ReliaStar Financial Corp. ..............................................          300,300              11,768,006
St. Paul Cos., Inc. ....................................................          449,100              15,129,056
                                                                                                   --------------
                                                                                                   $  113,265,087
                                                                                                   --------------
Machinery -- 0.7%
Deere & Co., Inc. ......................................................          146,900          $    6,371,788
Ingersoll Rand Co. .....................................................           83,700               4,608,731
W.W. Grainger, Inc. ....................................................           44,400               2,122,875
                                                                                                   --------------
                                                                                                   $   13,103,394
                                                                                                   --------------
Medical and Health Products -- 1.1%
American Home Products Corp. ...........................................          175,930          $    6,938,239
Baxter International, Inc. .............................................           32,300               2,028,844
Bristol-Myers Squibb Co. ...............................................           36,300               2,330,006
Pharmacia & Upjohn, Inc. ...............................................          196,800               8,856,000
                                                                                                   --------------
                                                                                                   $   20,153,089
                                                                                                   --------------
Metals and Minerals -- 0.3%
Alcoa, Inc. ............................................................           57,700          $    4,789,100
                                                                                                   --------------
Oil Services -- 2.0%
Halliburton Co. ........................................................          430,500          $   17,327,625
Noble Drilling Corp.* ..................................................          645,800              21,149,950
                                                                                                   --------------
                                                                                                   $   38,477,575
                                                                                                   --------------
Oils -- 3.8%
Apache Corp. ...........................................................           61,900          $    2,286,431
Chevron Corp. ..........................................................           56,400               4,885,650
Coastal Corp. ..........................................................          593,000              21,014,438

Issuer                                                                            Shares               Value
U.S. Stocks -- continued
Oils -- continued
Conoco, Inc., "A" ......................................................          428,400          $   10,602,900
Exxon Mobil Corp. ......................................................          337,618              27,199,350
Texaco, Inc. ...........................................................           22,900               1,243,756
Unocal Corp. ...........................................................          128,200               4,302,713
                                                                                                   --------------
                                                                                                   $   71,535,238
                                                                                                   --------------
Photographic Products
Eastman Kodak Co. ......................................................           12,400          $      821,500
                                                                                                   --------------
Printing and Publishing -- 2.3%
Gannett Co., Inc. ......................................................          246,500          $   20,105,156
New York Times Co. .....................................................          291,000              14,295,375
Tribune Co. ............................................................          147,900               8,143,744
                                                                                                   --------------
                                                                                                   $   42,544,275
                                                                                                   --------------
Railroads -- 0.2%
Burlington Northern Santa Fe
  Railway Co. ..........................................................          156,300          $    3,790,275
                                                                                                   --------------
Real Estate Investment Trusts
Boston Properties, Inc. ................................................           22,900          $      712,763
                                                                                                   --------------
Restaurants and Lodging -- 0.6%
Hilton Hotels Corp. ....................................................           77,500          $      745,938
McDonald's Corp. .......................................................          278,200              11,214,937
                                                                                                   --------------
                                                                                                   $   11,960,875
                                                                                                   --------------
Stores -- 0.2%
Dayton Hudson Corp. ....................................................           60,600          $    4,450,313
                                                                                                   --------------
Supermarkets -- 0.9%
Kroger Co.* ............................................................          417,700          $    7,884,087
Safeway, Inc.* .........................................................          228,700               8,133,144
                                                                                                   --------------
                                                                                                   $   16,017,231
                                                                                                   --------------
Telecommunications -- 5.7%
AT&T Corp. .............................................................          111,400          $    5,653,550
Bell Atlantic Corp. ....................................................          136,800               8,421,750
GTE Corp. ..............................................................          521,600              36,805,400
Motorola, Inc. .........................................................          192,200              28,301,450
SBC Communications, Inc. ...............................................          425,006              20,719,042
Sprint Corp. ...........................................................          100,200               6,744,713
                                                                                                   --------------
                                                                                                   $  106,645,905
                                                                                                   --------------
Utilities -- Electric -- 1.6%
Carolina Power & Light Co. .............................................          282,200          $    8,589,463
CMS Energy Corp. .......................................................           94,700               2,953,456
Duke Energy Corp. ......................................................          145,000               7,268,125
FirstEnergy Corp. ......................................................           70,000               1,588,125
GPU, Inc. ..............................................................           28,400                 850,225
Pinnacle West Capital Corp. ............................................          183,000               5,592,938
Texas Utilities Co. ....................................................           70,100               2,492,931
                                                                                                   --------------
                                                                                                   $   29,335,263
                                                                                                   --------------
Utilities -- Gas -- 1.7%
Columbia Energy Group ..................................................           99,200          $    6,274,400
El Paso Energy Corp. ...................................................          259,000              10,052,437
National Fuel Gas Co. ..................................................          193,000               8,974,500
Washington Gas Light Co. ...............................................           44,700               1,229,250
Williams Cos., Inc. ....................................................          180,300               5,510,419
                                                                                                   --------------
                                                                                                   $   32,041,006
                                                                                                   --------------
  Total U.S. Stocks .....................................................................          $  896,672,762
                                                                                                   --------------
Foreign Stocks -- 8.9%
Canada -- 0.1%
Canadian National Railway Co.
  (Railroads) ..........................................................           94,200          $    2,478,637
                                                                                                   --------------
France -- 0.5%
AXA (Insurance) ........................................................           67,600          $    9,422,267
                                                                                                   --------------


                                                                          35-TRS

Issuer                                         Shares            Value
Foreign Stocks -- continued
Japan -- 1.8%
Fuji Heavy Industries Ltd.
  (Automotive) ............................     600,000      $    4,110,393
Hitachi Ltd. (Electronics) ................     790,000          12,679,585
Mitsubishi Motor (Automotive) .............     683,000           2,332,815
Nippon Telegraph & Telephone
  Corp. (Utilities -- Telephone) ..........     160,000          13,780,000
                                                             --------------
                                                             $   32,902,793
                                                             --------------
Netherlands -- 2.7%
Akzo Nobel N.V. (Chemicals) ...............     469,780      $   23,561,150
ING Groep N.V.
  (Financial Services)* ...................     266,644          16,096,119
Royal Dutch Petroleum Co., ADR
  (Oils) ..................................     170,000          10,274,375
                                                             --------------
                                                             $   49,931,644
                                                             --------------
Switzerland -- 0.8%
Nestle S.A. (Food and Beverage
  Products) ...............................       8,650      $   15,852,265
                                                             --------------
United Kingdom -- 3.0%
BP Amoco PLC, ADR (Oils) ..................     711,920      $   42,225,755
Diageo PLC (Food and Beverage
  Products)* ..............................   1,157,539           9,230,386
SmithKline- Beecham PLC, ADR
  (Medical and Health Products) ...........      72,200           4,652,388
                                                             --------------
                                                             $   56,108,529
                                                             --------------
  Total Foreign Stocks ................................      $  166,696,135
                                                             --------------
  Total Stocks
    (Identified Cost, $974,826,564) ...................      $1,063,368,897
                                                             --------------
Bonds -- 37.8%
                                          Principal Amount
                                            (000 Omitted)
U.S. Bonds -- 37.3%
Aerospace -- 0.1%
Raytheon Co., 7.2s, 2027 ..................   $     691      $      616,089
TRW, Inc., 7.125s, 2009 ...................       1,869           1,763,065
                                                             --------------
                                                             $    2,379,154
                                                             --------------
Airlines -- 0.4%
Delta Airlines, Inc., 6.65s, 2004 .........   $   3,299      $    3,157,506
Jet Equipment Trust, 9.41s, 2010##                1,000           1,064,900
Jet Equipment Trust, 8.64s, 2012##                  897             913,588
Jet Equipment Trust,
  11.44s, 2014## ..........................       1,200           1,352,400
Jet Equipment Trust,
  10.69s, 2015## ..........................       1,000           1,102,980
                                                             --------------
                                                             $    7,591,374
                                                             --------------
Apparel and Textiles -- 0.2%
Hilfiger (Tommy) USA, Inc.,
  6.5s, 2003 ..............................   $   2,370      $    2,247,495
Jones Apparel Group, Inc.,
  6.25s, 2001 .............................       1,363           1,330,451
                                                             --------------
                                                             $    3,577,946
                                                             --------------
Automotive -- 2.0%
DaimlerChrysler NA Holdings Co.,
  6.63s, 2001 .............................   $   5,052      $    5,029,822
DaimlerChrysler NA Holdings Co.,
  7.2s, 2009 ..............................         506             497,013
Federal Mogul Corp., 7.5s, 2004 ...........       2,360           2,233,244
Ford Credit Auto Owner Trust,
  6.2s, 2002 ..............................       4,564           4,546,885
Ford Motor Co., 6.625s, 2028 ..............       1,812           1,571,946
Ford Motor Co., 7.45s, 2031 ...............       3,225           3,102,579
Ford Motor Co., 8.9s, 2032 ................       2,140           2,408,442


Bonds -- continued

                                           Principal Amount
Issuer                                      (000 Omitted)         Value
U.S. Bonds -- continued
Automotive -- (continued)
General Motors Corp., 9.4s, 2021 ......         $1,187        $   1,377,217
                                                              -------------
                                                              $  20,767,148
                                                              -------------
Banks and Credit Companies -- 1.0%
Beaver Valley Funding Corp. II,
  9s, 2017 ............................         $7,404        $   7,329,146
Capital One Financial Corp.,
  7.25s, 2003 .........................          1,500            1,457,380
Chase Manhattan Corp.,
  6.75s, 2004 .........................          3,798            3,860,059
Colonial Capital II, 8.92s, 2027 ......          1,115              997,514
Midland Funding Corp.,
  10.33s, 2002 ........................            265              273,130
Midland Funding Corp. II, "A",
  11.75s, 2005 ........................          1,125            1,214,831
Riggs National Corp., 9.65s, 2009 .....            850              895,322
Socgen Real Estate Co.,
  7.64s, 2049## .......................          1,137            1,026,040
Washington Mutual Capital I,
  8.375s, 2027 ........................          1,750            1,665,615
                                                              -------------
                                                              $  18,719,037
                                                              -------------
Business Services
Unisys Corp., 12s, 2003 ...............         $  730        $     777,450
                                                              -------------
Conglomerates -- 0.1%
Eaton Corp., 6.95s, 2004 ..............         $1,267        $   1,239,189
                                                              -------------
Construction Services -- 0.2%
Georgia Pacific Corp., 9.875s, 2021             $2,825        $   3,038,655
                                                              -------------
Consumer Goods and Services -- 0.1%
Protection One Alarm Monitoring,
  7.375s, 2005 ........................         $1,483        $   1,171,570
                                                              -------------
Containers -- 0.1%
Owens-Illinois, Inc., 8.1s, 2007 ......         $1,431        $   1,352,109
                                                              -------------
Corporate Asset Backed -- 2.9%
American Airlines Pass-Through
  Trust, 6.855s, 2009 .................         $1,825        $   1,795,398
Banamex Credit Card Merchant
  Voucher, 6.25s, 2003## ..............          1,648            1,623,274
BCF LLC, 7.75s, 2026## ................            472              260,706
Beneficial Home Equity Loan Trust,
  5.721s, 2037 ........................          5,513            5,489,039
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2008 .......          2,480            2,306,400
Contimorgage Home Equity,
  6.13s, 2013 .........................          5,000            4,962,500
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2019 ...........            760              690,733
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2017 ...........          6,238            5,659,011
Continental Airlines Pass-Through
  Trust, Inc., 7.256s, 2020 ...........          1,900            1,796,849
Continental Airlines, Inc., 9.5s, 2013             775              797,555
Continental Airlines, Inc.,
  10.22s, 2014 ........................          2,650            2,791,594
Criimi Mae Commercial Mortgage
  Trust, 7s, 2011 .....................          1,630            1,362,069
Criimi Mae Corp., 6.701s, 2008 ........          1,272            1,125,919
Northwest Airlines, Inc.,
  7.575s, 2019 ........................          2,218            2,117,924
Northwest Airlines, Inc., 6.81s, 2020              888              800,641
Residential Accredit Loans, Inc.,
  6.75s, 2028 .........................          6,300            5,914,125


36-TRS

                                                     Principal Amount
Issuer                                                (000 Omitted)         Value
U.S. Bonds -- continued
Corporate Asset Backed -- continued
Residential Accredit Loans, Inc.,
  7s, 2028 .............................                 $ 3,000         $ 2,835,000
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ..................                  13,202          12,940,205
                                                                         -----------
                                                                         $55,268,942
                                                                         -----------
Entertainment -- 1.1%
Hearst Argyle Television, Inc.,
  7.5s, 2027 ...........................                   4,364         $ 4,033,165
News America Holdings, Inc.,
  6.703s, 2004 .........................                   3,822           3,650,278
Time Warner, Inc., 10.15s, 2012 ........                   4,379           5,130,305
Time Warner, Inc., 8.375s, 2023 ........                   7,233           7,520,367
Time Warner, Inc., 9.15s, 2023 .........                     500             558,685
                                                                         -----------
                                                                         $20,892,800
                                                                         -----------
Finance -- 0.5%
Countrywide Funding Corp.,
  6.25s, 2009 ..........................                 $ 1,885         $ 1,701,345
Merrill Lynch & Company, Inc.,
  6.07s, 2004 ..........................                   8,179           7,811,681
                                                                         -----------
                                                                         $ 9,513,026
                                                                         -----------
Financial Institutions -- 3.2%
Aristar, Inc., 7.375s, 2004 ............                 $ 2,937         $ 2,922,961
Aristar, Inc., 7.25s, 2006 .............                   2,787           2,726,773
Associates Corp., 5.5s, 2004 ...........                   7,749           7,274,916
Associates Corp., 5.75s, 2003 ..........                   6,020           5,741,936
AT & T Capital Corp., 6.25s, 2001 ......                   5,143           5,093,782
Finova Capital Corp., 6.125s, 2004 .....                   2,537           2,401,600
General Motors Acceptance Corp.,
  6.75s, 2002 ..........................                   3,642           3,614,321
General Motors Acceptance Corp.,
  5.95s, 2003 ..........................                   5,481           5,286,951
Goldman Sachs Group LP,
  5.9s, 2003 ...........................                   3,400           3,260,498
GS Escrow Corp., 6.75s, 2001 ...........                   5,982           5,765,673
GS Escrow Corp., 7.125s, 2005 ..........                   2,292           2,046,488
Household Finance Corp.,
  5.875s, 2004 .........................                   4,235           3,996,273
Merrill Lynch Mortgage Investors,
  Inc., 8.426s, 2022+ ..................                     514             480,911
Morgan Stanley Group, Inc.,
  7.125s, 2003 .........................                   3,170           3,167,496
Salton Sea Funding Corp.,
  7.37s, 2005 ..........................                   1,205           1,169,797
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................                   2,325           2,213,167
Salton Sea Funding Corp.,
  8.3s, 2011 ...........................                     651             633,019
Sunamerica Institutional,
  5.75s, 2009 ..........................                   2,804           2,502,514
United Cos. Financial Corp.,
  7.7s, 2004 ...........................                     850             250,750
                                                                         -----------
                                                                         $60,549,826
                                                                         -----------
Financial Services -- 0.4%
Conseco Finance Corp.,
  10.25s, 2002 .........................                 $ 2,749         $ 2,850,906
Deere (John) Capital Corp.,
  7s, 2002 .............................                   1,816           1,809,789
Ford Motor Credit Co., 6.7s, 2004 ......                  10,125           9,909,844
Ford Motor Credit Co., 7.375s, 2009                        6,792           6,705,402
General Electric Capital Corp.,
  8.85s, 2007 ..........................                   1,325           1,436,313

                                                     Principal Amount
Issuer                                                 (000 Omitted)      Value
U.S. Bonds -- continued
Financial Services -- continued
General Electric Capital Corp.,
  8.625s, 2008 .........................                  $1,068      $    1,153,846
                                                                      --------------
                                                                      $   23,866,100
                                                                      --------------
Food and Beverage Products -- 0.8%
Nabisco, Inc., 6.375s, 2035 ............                  $1,554      $    1,443,231
Seagram (Joseph E) & Sons, Inc.,
  5.79s, 2001 ..........................                   3,668           3,602,930
Seagram (Joseph E) & Sons, Inc.,
  6.4s, 2003 ...........................                   5,950           5,735,740
Seagram (Joseph E) & Sons, Inc.,
  7.5s, 2018 ...........................                   3,453           3,271,648
Seagram (Joseph E) & Sons, Inc.,
  7.6s, 2028 ...........................                   1,277           1,202,513
                                                                      --------------
                                                                      $   15,256,062
                                                                      --------------
Forest and Paper Products -- 0.4%
Georgia-Pacific Corp., 9.5s, 2022 ......                  $2,240      $    2,383,517
Georgia-Pacific Corp., 7.25s, 2028 .....                     970             871,923
Georgia-Pacific Corp., 7.75s, 2029 .....                   4,397           4,190,077
                                                                      --------------
                                                                      $    7,445,517
                                                                      --------------
Insurance -- 0.7%
Aflac, Inc., 6.5s, 2009 ................                  $6,601      $    6,039,057
Atlantic Mutual Insurance Co.,
  8.15s, 2028 ..........................                   3,331           2,499,916
Conseco, Inc., 6.4s, 2001 ..............                   2,875           2,803,573
Providian Capital I, 9.525s, 2027 ......                   2,706           2,293,173
                                                                      --------------
                                                                      $   13,635,719
                                                                      --------------
Oil Services -- 0.4%
McDermott, Inc., 9.375s, 2002 ..........                  $5,204      $    5,200,825
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ...........................                   1,680           1,489,085
                                                                      --------------
                                                                      $    6,689,910
                                                                      --------------
Oils -- 0.1%
Occidental Petroleum Corp.,
  6.4s, 2003 ...........................                  $2,700      $    2,603,178
                                                                      --------------
Railroads -- 0.2%
Union Pacific Corp., 5.78s, 2001 .......                  $1,289      $    1,259,675
Union Pacific Corp., 6.34s, 2003 .......                   1,896           1,829,185
                                                                      --------------
                                                                      $    3,088,860
                                                                      --------------
Stores -- 1.0%
Federated Department Stores, Inc.,
  8.5s, 2003 ...........................                  $6,159      $    6,329,543
Federated Department Stores, Inc.,
  6.3s, 2009 ...........................                   3,815           3,468,484
Rite Aid Corp., 6.5s, 2003 .............                   3,070           2,118,300
Rite Aid Corp., 7.125s, 2007 ...........                   1,017             772,920
Saks, Inc., 7.25s, 2004 ................                   1,556           1,481,231
Wal Mart Stores, Inc., 6.55s, 2004 .....                   3,767           3,702,019
                                                                      --------------
                                                                      $   17,872,497
                                                                      --------------
Telecommunications -- 1.9%
Cable & Wireless Communication,
  6.625s, 2005 .........................                  $4,035      $    3,984,845
Lear Corp., 7.96s, 2005 ................                   2,776           2,672,588
Qwest Communications
  International, Inc., 7.5s, 2008 ......                   4,026           3,913,997
Sprint Capital Corp., 6.5s, 2001 .......                   4,994           4,951,351
Sprint Capital Corp., 5.875s, 2004 .....                   6,453           6,086,083
Sprint Capital Corp., 6.375s, 2009 .....                   3,040           2,796,131
Sprint Capital Corp., 6.9s, 2019 .......                   1,927           1,752,568
TCI Communications Financing III,
  9.65s, 2027 ..........................                   5,766           6,339,025


                                                                          37-TRS

                                                     Principal Amount
Issuer                                                (000 Omitted)       Value
U.S. Bonds -- continued
Telecommunications -- continued
Telecomunicaciones de Puerto Rico,
  Inc., 6.65s, 2006 ....................                 $ 1,716      $    1,618,188
WorldCom, Inc., 8.875s, 2006 ...........                   1,600           1,679,312
                                                                      --------------
                                                                      $   35,794,088
                                                                      --------------
Telecommunications and Cable -- 0.1%
Belo (A.H.) Corp., 7.75s, 2027 .........                 $ 2,225      $    2,117,510
                                                                      --------------
Tire and Rubber -- 0.1%
Cooper Tire & Rubber Co.,
  7.25s, 2002 ..........................                 $ 2,326      $    2,300,321
                                                                      --------------
Transportation
Amerco, 7.2s, 2002 .....................                 $   782      $      749,899
                                                                      --------------
U.S. Federal Agencies -- 3.3%
Federal Home Loan Bank -- 0.4%
Federal Home Loan Bank,
  5.7s, 2009 ...........................                 $ 3,575      $    3,247,673
Federal Home Loan Bank,
  6.5s, 2028 ...........................                   5,249           4,948,873
                                                                      --------------
                                                                      $    8,196,546
                                                                      --------------
Federal National Mortgage
  Association -- 2.9%
FNMA, 5.722s, 2009 .....................                 $ 5,090      $    4,525,328
FNMA, 6.5s, 2027 - 2029 ................                  42,226          39,784,961
FNMA, 6.625s, 2009 .....................                   3,045           2,957,456
FNMA, 8s, 2028 - 2029 ..................                   7,299           7,358,247
                                                                      --------------
                                                                      $   54,625,992
                                                                      --------------
  Total U.S. Federal Agencies ..................................      $   62,822,538
                                                                      --------------
U.S. Government Guaranteed -- 11.6%
Government National
  Mortgage Association -- 4.5%
GNMA, 6.5s, 2028 - 2029 ................                 $20,268      $   19,019,998
GNMA, 7s, 2027 - 2028 ..................                  11,988          11,575,705
GNMA, 7.5s, 2024 - 2028 ................                  32,835          32,466,731
GNMA, 8s, 2022 - 2029 ..................                  22,203          22,404,214
                                                                      --------------
                                                                      $   85,466,648
                                                                      --------------
U.S. Treasury Obligations -- 7.1%
U.S. Treasury Bonds, 5.25s, 2028-
  2029 .................................                 $20,757      $   17,157,783
U.S. Treasury Bonds, 6.125s, 2027 ......                   4,132           3,845,322
U.S. Treasury Bonds, 9.875s, 2015 ......                  63,456          82,076,529
U.S. Treasury Notes, 5.875s, 2004 ......                  13,996          13,722,658
U.S. Treasury Notes, 6s, 2009 ..........                  11,137          10,788,969
U.S. Treasury Notes, 6.625s, 2007 ......                   2,899           2,910,335
U.S. Treasury Notes, 7.875s, 2004 ......                   2,650           2,801,951
                                                                      --------------
                                                                      $  133,303,547
                                                                      --------------
  Total U.S. Government Guaranteed .............................      $  218,770,195
                                                                      --------------
Utilities -- Electric -- 3.7%
CalEnergy Co., Inc., 7.23s, 2005 .......                 $     5      $        4,872
Cleveland Electric Illuminating Co.,
  7.67s, 2004 ..........................                   1,932           1,902,923
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..........................                   1,867           1,770,663
Cleveland Electric Illuminating Co.,
  9s, 2023 .............................                   2,325           2,440,204
CMS Energy Corp., 8s, 2001 .............                   2,132           2,107,045
CMS Energy Corp., 8.375s, 2003 .........                   1,353           1,322,559
Commonwealth Edison Company,
  8.5s, 2022 ...........................                   3,821           3,966,007
Connecticut Light & Power Co.,
  8.59s, 2003 ..........................                   3,000           3,011,520

                                                       Principal Amount
Issuer                                                 (000 Omitted)      Value
U.S. Bonds -- continued
Utilities -- Electric -- continued
Connecticut Light & Power Co.,
  7.875s, 2024 .........................                  $2,500      $    2,516,750
El Paso Electric Co., 8.25s, 2003 ......                   1,319           1,342,438
El Paso Electric Co., 8.9s, 2006 .......                   1,490           1,550,092
Entergy Mississippi, Inc., 6.2s, 2004                      2,436           2,299,243
GGIB Funding Corp., 7.43s, 2011 ........                   1,143           1,106,694
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................                   1,429           1,409,351
Long Island Lighting Co., 8.2s, 2023                       3,650           3,559,297
Midamerican Funding LLC,
  5.85s, 2001 ..........................                   2,810           2,773,549
Midamerican Funding LLC,
  6.927s, 2029 .........................                   3,553           3,034,631
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ..................                     403             415,071
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..........................                   1,739           1,733,180
Niagara Mohawk Power Corp.,
  7.625s, 2005 .........................                   2,258           2,252,479
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..........................                   2,977           3,039,845
Niagara Mohawk Power Corp.,
  8.75s, 2022 ..........................                   2,345           2,323,168
Niagara Mohawk Power Corp.,
  8.5s, 2023 ...........................                   1,400           1,352,652
North Atlantic Energy, 9.05s, 2002 .....                     848             859,448
Northeast Utilities, 8.58s, 2006 .......                     907             913,718
PP&L, Inc., 6.125s, 2001 ...............                   3,000           2,977,650
Seabrook Station, 7.83s, 2019 ..........                   1,552           1,510,122
Texas Utilities Co., 5.94s, 2001 .......                   1,472           1,447,005
Toledo Edison Co., 9.5s, 2001 ..........                     340             347,919
Toledo Edison Co., 7.875s, 2004 ........                   2,350           2,332,892
TXU Eastern Funding Co.,
  6.15s, 2002 ..........................                   1,094           1,066,738
Utilicorp United, Inc., 7s, 2004 .......                   1,012             977,329
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..........................                   3,452           3,316,453
Wisconsin Electric Power Co.,
  6.625s, 2002 .........................                   6,105           6,054,084
                                                                      --------------
                                                                      $   69,037,591
                                                                      --------------
Utilities -- Gas -- 0.6%
CE Generation LLC, 7.416s, 2018 ........                  $1,236      $    1,161,840
Coastal Corp., 6.2s, 2004 ..............                   4,446           4,218,854
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .........................                   2,882           2,688,214
Texas Gas Transmission Corp.,
  7.25s, 2027 ..........................                   1,700           1,544,708
Williams Cos., Inc., 7.625s, 2019 ......                     625             600,588
Williams Gas Pipelines Central,
  7.375s, 2006 .........................                   1,087           1,065,412
                                                                      --------------
                                                                      $   11,279,616
                                                                      --------------
Utilities -- Telephone -- 0.1%
AT&T Corp., 6.5s, 2029 .................                  $1,812      $    1,552,322
                                                                      --------------
  Total U.S. Bonds .............................................      $  701,720,149
                                                                      --------------
Foreign Bonds -- 0.2%
Canada -- 0.1%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) ...................                  $2,445      $    2,415,147
                                                                      --------------
Finland -- 0.1%
UPM-Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products)## ........                  $1,130      $    1,024,322
                                                                      --------------


38-TRS

                                           Principal Amount
Issuer                                       (000 Omitted)       Value
Foreign Bonds -- continued
Norway
Union Bank Norway, 7.35s, 2049
  (Banks and Credit Cos.)## ...........        $    727       $    698,887
                                                              ------------
  Total Foreign Bonds .................................       $  4,138,356
                                                              ------------
  Total Bonds
    (Identified Cost, $738,844,867) ...................       $705,858,505
                                                              ------------
Convertible Preferred Stocks -- 1.1%
                                                Shares
Containers -- 0.1%
Owens-Illinois, Inc., 4.75% ...........          49,600       $  1,550,000
                                                              ------------
Insurance -- 0.4%
Lincoln National Corp., 7.75% .........         322,000       $  7,084,000
                                                              ------------
Oils -- 0.1%
Apache Corp., 6.5% ....................          64,650       $  2,295,075
                                                              ------------
Utilities -- Electric -- 0.2%
Texas Utilities Co., 9.25% ............          92,300       $  4,026,588
                                                              ------------
Utilities -- Gas -- 0.3%
El Paso Energy Capital Trust I,
  4.75% ...............................         101,500       $  5,113,062
                                                              ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $21,792,230) ....................       $ 20,068,725
                                                              ------------
Preferred Stocks -- 0.3%
Banks and Credit Companies
NB Capital Corp., 8.35% ...............          42,815       $    920,522
                                                              ------------
Utilities -- Electric -- 0.3%
CMS Energy Corp., 8.75% ...............         173,000       $  5,860,375
                                                              ------------
  Total Preferred Stocks
    (Identified Cost, $8,249,875) .....................       $  6,780,897
                                                              ------------

Convertible Bonds -- 1.7%

                                             Principal Amount
                                              (000 Omitted)
Business Machines -- 0.4%
Xerox Corp., 0s, 2018## .................        $ 7,250        $    3,851,562
Xerox Corp., 0s, 2018 ...................          7,480             3,833,500
                                                                --------------
                                                                $    7,685,062
                                                                --------------
Conglomerates -- 0.4%
Loews Corp., 3.125s, 2007 ...............        $ 9,600        $    7,824,000
                                                                --------------
Financial Services -- 0.9%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## .........................        $12,940        $   15,916,200
                                                                --------------
  Total Convertible Bonds
    (Identified Cost, $30,908,444) .....................        $   31,425,262
                                                                --------------
Rights -- 0.2%
                                                 Shares
CVS Corp.*
  (Identified Cost, $3,326,899) .........         45,000        $    3,206,250
                                                                --------------
Short-Term Obligation -- 1.2%
                                             Principal Amount
                                              (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ............        $23,000        $   22,998,276
                                                                --------------
  Total Investments
    (Identified Cost, $1,800,947,155) .....................     $1,853,706,812
                                                                --------------
Other Assets,
  Less Liabilities -- 1.4%                                          26,238,762
                                                                --------------
  Net Assets -- 100.0% ....................................     $1,879,945,574
                                                                ==============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999
Utilities Series
Stocks -- 80.0%

Issuer                                   Shares          Value
U.S. Stocks -- 50.6%
Business Services -- 0.6%
Adelphia Business Solutions* .........    52,000      $  2,496,000
                                                      ------------
Conglomerates -- 0.7%
Eastern Enterprises Co. ..............    46,900      $  2,693,819
                                                      ------------
Energy -- 0.9%
Sierra Pacific Resources .............   205,200      $  3,552,525
                                                      ------------
Entertainment -- 1.2%
Comcast Corp., "A" ...................    17,000      $    859,563
MediaOne Group, Inc.* ................    30,600         2,350,462
Time Warner, Inc. ....................    23,200         1,680,550
                                                      ------------
                                                      $  4,890,575
                                                      ------------
Metals and Minerals -- 0.1%
USEC, Inc. ...........................    83,200      $    582,400
                                                      ------------
Oils -- 1.3%
Coastal Corp. ........................   149,300      $  5,290,819
                                                      ------------
Telecommunications -- 17.0%
Alltel Corp. .........................    23,700      $  1,959,694
AT&T Corp. ...........................    59,800         3,034,850
BroadWing, Inc.* .....................   333,867        12,311,346
CenturyTel, Inc. .....................   121,200         5,741,850
Completel Holdings LLC, "B"*## .......     7,376             7,376
GTE Corp. ............................   180,800        12,757,700
Insight Communications, Inc.* ........    20,600           610,275
Intermedia Communications, Inc.* .....   113,500         4,405,219
MCI WorldCom, Inc.* ..................   106,749         5,664,369
Metromedia Fiber Network, Inc., "A"*      91,342         4,378,707
NEXTEL Communications, Inc.* .........     8,500           876,562
NTL, Inc.* ...........................    18,300         2,282,925
SBC Communications, Inc. .............   194,057         9,460,279
Sprint Corp. .........................    38,200         2,571,337
Time Warner Telecom, Inc.* ...........     5,500           274,656
Tritel, Inc.* ........................     1,040            32,955
UnitedGlobalCom, Inc.* ...............     3,000           211,875
Williams Communications Group,
  Inc.* ..............................    35,100         1,015,706
Winstar Communications, Inc.* ........    28,100         2,114,525
Z-Tel Technologies, Inc.* ............       830            33,511
                                                      ------------
                                                      $ 69,745,717
                                                      ------------
Utilities -- Electric -- 19.9%
AES Corp.* ...........................    57,300      $  4,283,175
Atmos Energy Corp. ...................   123,700         2,528,119
Calpine Corp.* .......................    47,200         3,020,800
CMS Energy Corp. .....................   297,636         9,282,523
DPL, Inc. ............................    73,300         1,269,006
DQE, Inc. ............................   128,400         4,445,850
Duke Energy Corp. ....................    77,600         3,889,700
El Paso Electric Co.* ................   170,700         1,674,994
Illinova Corp. .......................   210,100         7,300,975
Keyspan Corp. ........................   250,600         5,810,787
Niagara Mohawk Holdings, Inc. ........   175,100         2,440,456
NiSource, Inc. .......................   196,600         3,514,225
Northeast Utilities ..................    70,300         1,445,544
NSTAR Co. ............................   168,500         6,824,250
Peco Energy Co. ......................   229,500         7,975,125
Pinnacle West Capital Corp. ..........   143,600         4,388,775
Reliant Energy, Inc. .................   104,600         2,392,725
Scana Corp. ..........................   140,800         3,784,000
Texas Utilities Co. ..................    75,100         2,670,744
Unicom Corp. .........................    67,500         2,261,250
                                                      ------------
                                                      $ 81,203,023
                                                      ------------


39-UTS

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Utilities -- Gas -- 8.9%
Columbia Energy Group ..................................................            91,550        $  5,790,537
El Paso Energy Corp. ...................................................           192,300           7,463,644
Energen Corp. ..........................................................            88,800           1,603,950
Enron Corp. ............................................................           199,900           8,870,562
Kinder Morgan, Inc. ....................................................           104,400           2,107,575
National Fuel Gas Co. ..................................................            38,900           1,808,850
NICOR, Inc. ............................................................            50,600           1,644,500
Williams Cos., Inc. ....................................................           237,900           7,270,819
                                                                                                  ------------
                                                                                                  $ 36,560,437
                                                                                                  ------------
  Total U.S. Stocks ......................................................................        $207,015,315
                                                                                                  ------------
Foreign Stocks -- 29.4%
Australia -- 0.8%
Cable & Wireless Optus
  (Telecommunications) .................................................           937,900        $  3,120,705
                                                                                                  ------------
Brazil -- 0.6%
Celular CRT Participacoes,
  Preferred (Telecommunications) .......................................             1,556        $    271,714
Companhia Electricas est Rio de
  Janeiro (Utilities -- Electric)* .....................................         2,520,100             768,323
Companhia Energetica do Ceara,
  Preferred, "A" (Utilities -- Electric)                                           170,900             487,880
Companhia Riogrand
  Telecomunicacoes, Preferred "A"
  (Utilities -- Telephone) .............................................             1,556             483,046
Espirito Santo Centrais Eletricas
  S.A. (Utilities -- Electric) .........................................             5,400             299,335
                                                                                                  ------------
                                                                                                  $  2,310,298
                                                                                                  ------------
Canada -- 3.4%
AT&T Canada, Inc.
  (Telecommunications)* ................................................            78,400        $  3,155,600
BCE, Inc. (Telecommunications) .........................................           108,800           9,812,400
Telesystem International Wireless,
  Inc. (Telecommunications)* ...........................................            30,100           1,121,225
                                                                                                  ------------
                                                                                                  $ 14,089,225
                                                                                                  ------------
Finland -- 1.7%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................            21,100        $  1,757,359
HPY Holding -- HTF Holding Oyj
  Abp (Telecommunications)* ............................................            23,250             872,212
Sonera Oyj (Telecommunications) ........................................            62,300           4,269,616
                                                                                                  ------------
                                                                                                  $  6,899,187
                                                                                                  ------------
France -- 1.6%
Bouygues S.A.
  (Telecommunications) .................................................             2,262        $  1,437,456
Vivendi (Business Services) ............................................            55,200           4,983,816
                                                                                                  ------------
                                                                                                  $  6,421,272
                                                                                                  ------------
Germany -- 2.6%
Deutsche Telekom AG
  (Utilities -- Telephone)* ............................................            40,600        $  2,890,800
Mannesmann AG (Conglomerate) ...........................................            33,000           7,959,615
                                                                                                  ------------
                                                                                                  $ 10,850,415
                                                                                                  ------------
Greece -- 0.7%
Panafon S.A. (Telecommunications)*                                                 222,870        $  2,993,827
                                                                                                  ------------
Hong Kong -- 0.6%
China Telecom Ltd.
  (Telecommunications) .................................................           374,000        $  2,333,591
                                                                                                  ------------
Hungary -- 1.0%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................................................           109,000        $  3,924,000
                                                                                                  ------------

Issuer                                                                             Shares            Value
Foreign Stocks -- Continued
Israel -- 1.0%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ............................................           165,750        $  4,288,781
                                                                                                  ------------
Italy -- 3.3%
Enel S.p.A. (Utilities -- Electric)* ...................................           388,500        $  1,627,635
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           708,100           7,908,584
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* .........................................           281,000           1,338,567
Telecom Italia S.p.A.
  (Telecommunications) .................................................           177,400           2,501,234
                                                                                                  ------------
                                                                                                  $ 13,376,020
                                                                                                  ------------
Japan -- 2.0%
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               216        $  3,699,354
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) .................................................               116           4,461,538
                                                                                                  ------------
                                                                                                  $  8,160,892
                                                                                                  ------------
Netherlands -- 2.7%
Equant N.V. (Computer Software --
   Services)* ..........................................................            19,280        $  2,188,283
KPN N.V. (Telecommunications)* .........................................            18,384           1,794,058
Libertel N.V. (Cellular Telephones)* ...................................           140,700           3,684,174
United Pan -- Europe
  Communications N.V.
  (Telecommunications and Cable)*                                                   26,600           3,402,185
                                                                                                  ------------
                                                                                                  $ 11,068,700
                                                                                                  ------------
Poland -- 0.1%
Netia Holdings S.A., ADR
  (Telecommunications)* ................................................            30,200        $    532,275
                                                                                                  ------------
Spain -- 3.8%
Jazztel PLC, ADR
  (Telecommunications)* ................................................            16,390        $  1,067,399
Telefonica de Espana S.A., ADR
  (Telecommunications) .................................................           110,424           8,702,792
Telefonica Publicidad e Informacion
  S.A. (Utilities -- Telephone) ........................................            27,200           1,177,904
Union Electrica Fenosa S.A.
  (Utilities -- Electric) ..............................................           251,400           4,390,227
                                                                                                  ------------
                                                                                                  $ 15,338,322
                                                                                                  ------------
Sweden -- 0.4%
NetCom AB (Telecommunications)* ........................................            22,900        $  1,612,031
                                                                                                  ------------
Switzerland -- 0.4%
Swisscom AG
  (Telecommunications)* ................................................             4,400        $  1,780,235
                                                                                                  ------------
United Kingdom -- 2.7%
British Telecommunications PLC
  (Telecommunications)* ................................................           210,786        $  5,103,761
Cable & Wireless Communications
  PLC (Telecommunications)* ............................................            55,900             798,668
COLT Telecom Group PLC
  (Telecommunications)* ................................................            20,100           1,036,955
COLT Telecom Group PLC, ADR
  (Telecommunications)* ................................................             8,000           1,632,000
Independent Energy Holdings PLC,
  ADR (Utilities -- Electric) ..........................................            70,300           2,341,869
Thus PLC (Internet)* ...................................................            31,600             199,444
                                                                                                  ------------
                                                                                                  $ 11,112,697
                                                                                                  ------------
  Total Foreign Stocks ...................................................................        $120,212,473
                                                                                                  ------------
  Total Stocks (Identified Cost, $277,785,386) ...........................................        $327,227,788
                                                                                                  ------------


40-UTS

Bonds -- 4.9%

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- 4.7%
Banks and Credit Companies -- 0.2%
Beaver Valley Funding Corp. II,
  9s, 2017 ...........................................................   $   250               $    247,473
Midland Funding Corp.,
  10.33s, 2002 .......................................................       483                    496,598
                                                                                               ------------
                                                                                               $    744,071
                                                                                               ------------
Energy
Ocean Energy, Inc., 8.875s, 2007 .....................................   $   210               $    208,425
                                                                                               ------------
Financial Institutions -- 0.1%
Salton Sea Funding Corp.,
  6.69s, 2000 ........................................................   $    60               $     59,770
Salton Sea Funding Corp.,
  7.84s, 2010 ........................................................       500                    475,950
                                                                                               ------------
                                                                                               $    535,720
                                                                                               ------------
Gas -- 0.1%
CMS Panhandle Holding Co.,
  6.5s, 2009 .........................................................   $   300               $    274,317
                                                                                               ------------
Telecommunications -- 0.7%
Intermedia Communications, Inc.,
  0s, 2009 ...........................................................   $ 3,075               $  1,845,000
Sprint Capital Corp., 6.9s, 2019 .....................................       320                    291,034
Sprint Spectrum LP, 11s, 2006 ........................................       372                    411,491
Telecomunicaciones de Puerto Rico,
  Inc., 6.65s, 2006 ..................................................        72                     67,896
TXU Eastern Funding Co.,
  6.75s, 2009 ........................................................       362                    331,303
                                                                                               ------------
                                                                                               $  2,946,724
                                                                                               ------------
U.S. Federal Agencies -- 0.1%
Federal National Mortgage
  Association -- 0.1%
FNMA, 7s, 2029 .......................................................   $   387               $    374,000
                                                                                               ------------
U.S. Government Guaranteed -- 2.6%
Government National
  Mortgage Association -- 0.5%
GNMA, 6.5s, 2029 .....................................................   $   147               $    138,364
GNMA, 7s, 2027 - 2028 ................................................       405                    390,784
GNMA, 7.5s, 2025 - 2028 ..............................................     1,453                  1,436,293
GNMA, 8s, 2025 - 2026 ................................................       265                    267,126
                                                                                               ------------
                                                                                               $  2,232,567
                                                                                               ------------
U.S. Treasury Obligations -- 2.1%
U.S. Treasury Bonds, 5.25s, 2029 .....................................   $   317               $    262,118
U.S. Treasury Notes, 5.875s, 2004 ....................................       125                    122,559
U.S. Treasury Notes, 6s, 2009 ........................................     8,265                  8,006,718
                                                                                               ------------
                                                                                               $  8,391,395
                                                                                               ------------
  Total U.S. Government Guaranteed .............................................               $ 10,623,962
                                                                                               ------------
Utilities -- Electric -- 0.6%
AEP Generating, 9.82s, 2022 ..........................................   $   596               $    679,495
Connecticut Light & Power Co.,
  8.59s, 2003 ........................................................       250                    250,960
Illinois Power Special Purpose Trust,
  5.26s, 2003 ........................................................       513                    505,946
Midamerican Funding LLC,
  5.85s, 2001## ......................................................       555                    547,801
Midamerican Funding LLC, 6.927s,
  2029## .............................................................       280                    239,149
Seabrook Station, 7.83s, 2019 ........................................       345                    335,582
                                                                                               ------------
                                                                                               $  2,558,933
                                                                                               ------------

                                                                     Principal Amount
Issuer                                                                (000 Omitted)               Value
U.S. Bonds -- continued
Utilities -- Gas -- 0.3%
Columbia Gas Systems, Inc.,
  6.39s, 2000 ........................................................   $   195               $    193,582
El Paso Energy Corp., 6.75s, 2009 ....................................       904                    843,975
                                                                                               ------------
                                                                                               $  1,037,557
                                                                                               ------------
  Total U.S. Bonds .............................................................               $ 19,303,709
                                                                                               ------------
Foreign Bonds -- 0.2%
Canada -- 0.1%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) .................................................   $   250               $    246,947
                                                                                               ------------
Netherlands -- 0.1%
Completel Europe NV, 14s, 2009
  (Telecommunications) ...............................................   $   744               $    424,080
                                                                                               ------------
  Total Foreign Bonds ..........................................................               $    671,027
                                                                                               ------------
  Total Bonds
    (Identified Cost, $20,717,896) .............................................               $ 19,974,736
                                                                                               ------------
Convertible Preferred Stocks -- 5.7%
                                                                         Shares
Oils -- 0.4%
Coastal Corp., 6.625% ................................................    73,400               $  1,711,137
                                                                                               ------------
Telecommunications -- 3.8%
Cox Communications, Inc.,
  "PRIZES"* ..........................................................    36,700               $  3,564,488
Cox Communications, Inc., 0.25% ......................................    36,300                  2,259,675
Decs Trust VI, 6.25% .................................................    27,700                  1,288,050
Global Crossings Ltd., 7.00%## .......................................    13,400                  3,711,800
                                                                                               ------------
UnitedGlobalCom, Inc., 7.00%## .......................................    28,710                  1,719,011
UnitedGlobalCom, Inc., 7.00%## .......................................    34,000                  3,085,500
                                                                                               ------------
                                                                                               $ 15,628,524
                                                                                               ------------
Utilities -- Electric -- 1.5%
AES Trust III, 6.75% .................................................    70,200               $  4,326,075
Calpine Capital Trust, 5.75% .........................................    25,700                  1,670,500
                                                                                               ------------
                                                                                               $  5,996,575
                                                                                               ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $19,050,644) .............................................               $ 23,336,236
                                                                                               ------------
Preferred Stocks -- 0.6%
Utilities -- Electric -- 0.6%
CMS Energy Corp., 8.75%
  (Identified Cost, $2,721,531) ......................................    65,800               $  2,228,975
                                                                                               ------------


                                                                          41-UTS

Convertible Bonds -- 3.6%

                                                                       Principal Amount
Issuer                                                                  (000 Omitted)                Value
Financial Institutions -- 0.5%
ADT Operations, Inc., 0s, 2010 .........................................    $1,013                $ 2,153,891
                                                                                                  -----------
Financial Services -- 0.5%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## ........................................................    $1,520                $ 1,869,600
                                                                                                  -----------
Telecommunications -- 2.6%
Comcast Corp., 2s, 2029 ................................................    $   20                $ 2,019,850
Echostar Communications Corp.,
  4.875s, 2007## .......................................................     1,470                  1,804,425
Level 3 Communications, Inc.,
  6s, 2009 .............................................................     1,660                  2,307,400
Liberty Media Group, 4s, 2029## ........................................     1,420                  1,803,400
NTL, Inc., 5.75s, 2009## ...............................................     2,510                  2,698,250
                                                                                                  -----------
                                                                                                  $10,633,325
                                                                                                  -----------
  Total Convertible Bonds
    (Identified Cost, $12,282,467) ...............................................                $14,656,816
                                                                                                  -----------

                                                                       Principal Amount
Issuer                                                                   (000 Omitted)             Value
Short-Term Obligation -- 5.2%
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ...........................................   $21,300               $ 21,298,403
                                                                                                 ------------
  Total Investments
    (Identified Cost, $353,856,327) ..............................................               $408,722,954
                                                                                                 ------------
Other Assets,
  Less Liabilities                                                                                    177,918
                                                                                                 ------------
  Net Assets -- 100.0% ...........................................................               $408,900,872
                                                                                                 ============

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.


42-UTS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999

                                                                                                 Capital
                                                                                               Appreciation
Assets:                                                                                           Series
 Investments --                                                                               --------------
  Unaffiliated issuers, at cost ..........................................................    $1,357,248,406
  Unrealized appreciation ................................................................       755,458,610
                                                                                              --------------
    Total investments, at value ..........................................................    $2,112,707,016
 Investment of cash collateral for securities loaned at cost and value ...................                --
 Cash ....................................................................................           119,981
 Foreign currency, at value (identified cost, $0, $0, $197,613 and $0, respectively) .....                --
 Receivable for investments sold .........................................................         3,074,961
 Receivable for Series shares sold .......................................................         7,679,620
 Interest and dividends receivable .......................................................           359,310
 Other assets ............................................................................            17,298
                                                                                              --------------
    Total assets .........................................................................    $2,123,958,186
                                                                                              ==============
Liabilities:
 Payable for investments purchased .......................................................    $    1,996,031
 Payable for Series shares reacquired ....................................................           246,994
 Collateral for securities loaned, at value ..............................................                --
 Payable to affiliate for management fee .................................................            40,374
 Accrued expenses and other liabilities ..................................................           100,273
                                                                                              --------------
    Total liabilities ....................................................................    $    2,383,672
                                                                                              --------------
     Net assets ..........................................................................    $2,121,574,514
                                                                                              ==============
Net assets consist of:
 Paid-in capital .........................................................................    $1,102,619,085
 Unrealized appreciation on investments and translation of assets and liabilities in             755,459,128
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                 263,496,301
  transactions
 Accumulated undistributed net investment income .........................................                --
                                                                                              --------------
     Total ...............................................................................    $2,121,574,514
                                                                                              ==============
 Shares of beneficial interest outstanding ...............................................        39,204,350
                                                                                              ==============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................        $54.12
                                                                                                  ======

                                                                                                 Emerging            Global
                                                                                                  Growth             Growth
Assets:                                                                                           Series             Series
 Investments --                                                                               --------------      ------------
  Unaffiliated issuers, at cost ..........................................................    $  748,395,818      $284,468,057
  Unrealized appreciation ................................................................       701,192,094       166,989,523
                                                                                              --------------      ------------
    Total investments, at value ..........................................................    $1,449,587,912      $451,457,580
 Investment of cash collateral for securities loaned at cost and value ...................       148,651,776        36,495,436
 Cash ....................................................................................            72,790            71,228
 Foreign currency, at value (identified cost, $0, $0, $197,613 and $0, respectively) .....                --           231,793
 Receivable for investments sold .........................................................         2,946,685           910,547
 Receivable for Series shares sold .......................................................         1,261,068           280,517
 Interest and dividends receivable .......................................................           121,393           327,995
 Other assets ............................................................................             6,606             3,160
                                                                                              --------------      ------------
    Total assets .........................................................................    $1,602,648,230      $489,778,256
                                                                                              ==============      ============
Liabilities:
 Payable for investments purchased .......................................................    $    8,840,318      $  1,434,468
 Payable for Series shares reacquired ....................................................           834,832               331
 Collateral for securities loaned, at value ..............................................       148,651,776        36,495,436
 Payable to affiliate for management fee .................................................            26,951            11,044
 Accrued expenses and other liabilities ..................................................            84,686            84,079
                                                                                              --------------      ------------
    Total liabilities ....................................................................    $  158,438,563      $ 38,025,358
                                                                                              --------------      ------------
     Net assets ..........................................................................    $1,444,209,667      $451,752,898
                                                                                              ==============      ============
Net assets consist of:
 Paid-in capital .........................................................................    $  603,547,463      $217,700,586
 Unrealized appreciation on investments and translation of assets and liabilities in             701,198,084       167,006,264
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                 139,464,120        66,744,417
  transactions
 Accumulated undistributed net investment income .........................................                --           301,631
                                                                                              --------------      ------------
     Total ...............................................................................    $1,444,209,667      $451,752,898
                                                                                              ==============      ============
 Shares of beneficial interest outstanding ...............................................        35,856,737        17,953,570
                                                                                              ==============      ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................        $40.28            $25.16
                                                                                                  ======            ======

                                                                                                Managed
                                                                                                Sectors
Assets:                                                                                          Series
 Investments --                                                                               ------------
  Unaffiliated issuers, at cost ..........................................................    $437,029,662
  Unrealized appreciation ................................................................     259,826,350
                                                                                              ------------
    Total investments, at value ..........................................................    $696,856,012
 Investment of cash collateral for securities loaned at cost and value ...................              --
 Cash ....................................................................................          31,281
 Foreign currency, at value (identified cost, $0, $0, $197,613 and $0, respectively) .....              --
 Receivable for investments sold .........................................................      10,216,299
 Receivable for Series shares sold .......................................................         272,677
 Interest and dividends receivable .......................................................          44,801
 Other assets ............................................................................           4,170
                                                                                              ------------
    Total assets .........................................................................    $707,425,240
                                                                                              ============
Liabilities:
 Payable for investments purchased .......................................................    $ 21,363,110
 Payable for Series shares reacquired ....................................................         181,463
 Collateral for securities loaned, at value ..............................................              --
 Payable to affiliate for management fee .................................................          13,083
 Accrued expenses and other liabilities ..................................................          60,025
                                                                                              ------------
    Total liabilities ....................................................................    $ 21,617,681
                                                                                              ------------
     Net assets ..........................................................................    $685,807,559
                                                                                              ============
Net assets consist of:
 Paid-in capital .........................................................................    $303,390,884
 Unrealized appreciation on investments and translation of assets and liabilities in           259,843,459
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency               122,573,216
  transactions
 Accumulated undistributed net investment income .........................................              --
                                                                                              ------------
     Total ...............................................................................    $685,807,559
                                                                                              ============
 Shares of beneficial interest outstanding ...............................................      13,082,580
                                                                                              ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................      $52.42
                                                                                                ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999 -- continued

                                                                                            Massachusetts
                                                                                              Investors
                                                                                                Trust
Assets:                                                                                         Series
 Investments --                                                                             --------------
  Unaffiliated issuers, at cost ........................................................    $1,848,620,723
  Unrealized appreciation ..............................................................       385,411,128
                                                                                            --------------
    Total investments, at value ........................................................    $2,234,031,851
 Investment of cash collateral for securities loaned at cost and value .................                --
 Cash ..................................................................................            89,005
 Receivable for investments sold .......................................................                --
 Receivable for Series shares sold .....................................................           890,010
 Interest and dividends receivable .....................................................         1,698,732
 Other assets ..........................................................................            17,231
                                                                                            --------------
    Total assets .......................................................................    $2,236,726,829
                                                                                            ==============
Liabilities:
 Payable for investments purchased .....................................................    $     --
 Payable for Series shares reacquired ..................................................           801,613
 Collateral for securities loaned, at value ............................................                --
 Payable to affiliate for management fee ...............................................            33,691
 Accrued expenses and other liabilities ................................................           108,348
                                                                                            --------------
    Total liabilities ..................................................................    $      943,652
                                                                                            --------------
     Net assets ........................................................................    $2,235,783,177
                                                                                            ==============
Net assets consist of:
 Paid-in capital .......................................................................    $1,690,246,816
 Unrealized appreciation on investments and translation of assets and liabilities in           385,408,466
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency               143,895,917
  transactions
 Accumulated undistributed net investment income .......................................        16,231,978
                                                                                            --------------
     Total .............................................................................    $2,235,783,177
                                                                                            ==============
 Shares of beneficial interest outstanding .............................................        58,916,089
                                                                                            ==============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ..................        $37.95
                                                                                                ======

                                                                                                                    Total
                                                                                               Research             Return
Assets:                                                                                         Series              Series
 Investments --                                                                             --------------      --------------
  Unaffiliated issuers, at cost ........................................................    $  914,320,501      $1,800,947,155
  Unrealized appreciation ..............................................................       333,599,815          52,759,657
                                                                                            --------------      --------------
    Total investments, at value ........................................................    $1,247,920,316      $1,853,706,812
 Investment of cash collateral for securities loaned at cost and value .................        50,596,963                  --
 Cash ..................................................................................            68,718              47,967
 Receivable for investments sold .......................................................         2,761,065          14,874,996
 Receivable for Series shares sold .....................................................           326,351             336,402
 Interest and dividends receivable .....................................................           654,334          11,758,165
 Other assets ..........................................................................             9,517              22,768
                                                                                            --------------      --------------
    Total assets .......................................................................    $1,302,337,264      $1,880,747,110
                                                                                            ==============      ==============
Liabilities:
 Payable for investments purchased .....................................................    $    5,476,680      $     --
 Payable for Series shares reacquired ..................................................           718,079             644,576
 Collateral for securities loaned, at value ............................................        50,596,963                  --
 Payable to affiliate for management fee ...............................................            23,569              33,640
 Accrued expenses and other liabilities ................................................            91,231             123,320
                                                                                            --------------      --------------
    Total liabilities ..................................................................    $   56,906,522      $      801,536
                                                                                            --------------      --------------
     Net assets ........................................................................    $1,245,430,742      $1,879,945,574
                                                                                            ==============      ==============
Net assets consist of:
 Paid-in capital .......................................................................    $  780,268,076      $1,655,766,754
 Unrealized appreciation on investments and translation of assets and liabilities in           333,595,903          52,757,761
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency               130,333,363         107,273,525
  transactions
 Accumulated undistributed net investment income .......................................         1,233,400          64,147,534
                                                                                            --------------      --------------
     Total .............................................................................    $1,245,430,742      $1,879,945,574
                                                                                            ==============      ==============
 Shares of beneficial interest outstanding .............................................        45,102,228         100,214,003
                                                                                            ==============      ==============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ..................        $27.61              $18.76
                                                                                                ======              ======

                                                                                             Utilities
Assets:                                                                                        Series
 Investments --                                                                             ------------
  Unaffiliated issuers, at cost ........................................................    $353,856,327
  Unrealized appreciation ..............................................................      54,866,627
                                                                                            ------------
    Total investments, at value ........................................................    $408,722,954
 Investment of cash collateral for securities loaned at cost and value .................      36,970,447
 Cash ..................................................................................         137,776
 Receivable for investments sold .......................................................         760,074
 Receivable for Series shares sold .....................................................       1,058,518
 Interest and dividends receivable .....................................................         982,668
 Other assets ..........................................................................           1,987
                                                                                            ------------
    Total assets .......................................................................    $448,634,424
                                                                                            ============
Liabilities:
 Payable for investments purchased .....................................................    $  2,522,612
 Payable for Series shares reacquired ..................................................         182,648
 Collateral for securities loaned, at value ............................................      36,970,447
 Payable to affiliate for management fee ...............................................           8,139
 Accrued expenses and other liabilities ................................................          49,706
                                                                                            ------------
    Total liabilities ..................................................................    $ 39,733,552
                                                                                            ------------
     Net assets ........................................................................    $408,900,872
                                                                                            ============
Net assets consist of:
 Paid-in capital .......................................................................    $306,796,539
 Unrealized appreciation on investments and translation of assets and liabilities in          54,867,646
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency              41,432,582
  transactions
 Accumulated undistributed net investment income .......................................       5,804,105
                                                                                            ------------
     Total .............................................................................    $408,900,872
                                                                                            ============
 Shares of beneficial interest outstanding .............................................      20,609,248
                                                                                            ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ..................      $19.84
                                                                                              ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999

                                                                                            Capital
                                                                                         Appreciation
Net investment income (loss):                                                               Series
 Income --                                                                               ------------
  Interest ...........................................................................   $  4,654,717
  Dividends ..........................................................................      5,916,622
  Foreign taxes withheld .............................................................        (57,644)
                                                                                         ------------
   Total investment income ...........................................................   $ 10,513,695
                                                                                         ------------
 Expenses --
  Management fee .....................................................................   $ 12,409,873
  Trustees' compensation .............................................................         44,249
  Administrative fee .................................................................        204,803
  Custodian fee ......................................................................        392,362
  Printing ...........................................................................         30,731
  Auditing fees ......................................................................         28,001
  Legal fees .........................................................................          1,980
  Miscellaneous ......................................................................          6,453
                                                                                         ------------
   Total expenses ....................................................................   $ 13,118,452
  Fees paid indirectly ...............................................................        (62,225)
                                                                                         ------------
   Net expenses ......................................................................   $ 13,056,227
                                                                                         ------------
    Net investment income (loss) .....................................................   $ (2,542,532)
                                                                                         ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $268,308,719
  Foreign currency transactions ......................................................       (314,664)
                                                                                         ------------
   Net realized gain on investments and foreign currency transactions ................   $267,994,055
                                                                                         ------------
 Change in unrealized appreciation on --
  Investments ........................................................................   $262,956,928
  Translation of assets and liabilities in foreign currencies ........................            528
                                                                                         ------------
   Net unrealized gain on investments and foreign currency translation ...............   $262,957,456
                                                                                         ------------
    Net realized and unrealized gain on investments and foreign currency .............   $530,951,511
                                                                                         ------------
     Increase in net assets from operations ..........................................   $528,408,979
                                                                                         ============

                                                                                           Emerging         Global
                                                                                            Growth          Growth
Net investment income (loss):                                                               Series          Series
 Income --                                                                               ------------    ------------
  Interest ...........................................................................   $  3,959,175    $    916,125
  Dividends ..........................................................................      1,170,404       2,970,718
  Foreign taxes withheld .............................................................        (20,807)       (302,919)
                                                                                         ------------    ------------
   Total investment income ...........................................................   $  5,108,772    $  3,583,924
                                                                                         ------------    ------------
 Expenses --
  Management fee .....................................................................   $  6,176,900    $  2,759,556
  Trustees' compensation .............................................................         18,913           7,124
  Administrative fee .................................................................        106,983          37,874
  Custodian fee ......................................................................        250,866         261,750
  Printing ...........................................................................         21,352           2,588
  Auditing fees ......................................................................         29,521          40,821
  Legal fees .........................................................................          2,142           1,614
  Miscellaneous ......................................................................         21,314           5,383
                                                                                         ------------    ------------
   Total expenses ....................................................................   $  6,627,991    $  3,116,710
  Fees paid indirectly ...............................................................        (17,168)        (20,542)
                                                                                         ------------    ------------
   Net expenses ......................................................................   $  6,610,823    $  3,096,168
                                                                                         ------------    ------------
    Net investment income (loss) .....................................................   $ (1,502,051)   $    487,756
                                                                                         ------------    ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $145,326,007    $ 68,291,397
  Foreign currency transactions ......................................................       (463,164)       (383,790)
                                                                                         ------------    ------------
   Net realized gain on investments and foreign currency transactions ................   $144,862,843    $ 67,907,607
                                                                                         ------------    ------------
 Change in unrealized appreciation on --
  Investments ........................................................................   $467,329,266    $112,132,532
  Translation of assets and liabilities in foreign currencies ........................          5,993          12,756
                                                                                         ------------    ------------
   Net unrealized gain on investments and foreign currency translation ...............   $467,335,259    $112,145,288
                                                                                         ------------    ------------
    Net realized and unrealized gain on investments and foreign currency .............   $612,198,102    $180,052,895
                                                                                         ------------    ------------
     Increase in net assets from operations ..........................................   $610,696,051    $180,540,651
                                                                                         ============    ============

                                                                                           Managed
                                                                                           Sectors
Net investment income (loss):                                                              Series
 Income --                                                                               ------------
  Interest ...........................................................................   $  2,508,334
  Dividends ..........................................................................      1,014,023
  Foreign taxes withheld .............................................................        (18,641)
                                                                                         ------------
   Total investment income ...........................................................   $  3,503,716
                                                                                         ------------
 Expenses --
  Management fee .....................................................................   $  3,062,022
  Trustees' compensation .............................................................          9,370
  Administrative fee .................................................................         51,251
  Custodian fee ......................................................................        158,545
  Printing ...........................................................................         14,029
  Auditing fees ......................................................................         29,029
  Legal fees .........................................................................          1,663
  Miscellaneous ......................................................................          5,825
                                                                                         ------------
   Total expenses ....................................................................   $  3,331,734
  Fees paid indirectly ...............................................................        (20,341)
                                                                                         ------------
   Net expenses ......................................................................   $  3,311,393
                                                                                         ------------
    Net investment income (loss) .....................................................   $    192,323
                                                                                         ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $123,456,091
  Foreign currency transactions ......................................................       (391,018)
                                                                                         ------------
   Net realized gain on investments and foreign currency transactions ................   $123,065,073
                                                                                         ------------
 Change in unrealized appreciation on --
  Investments ........................................................................   $185,548,291
  Translation of assets and liabilities in foreign currencies ........................         17,109
                                                                                         ------------
   Net unrealized gain on investments and foreign currency translation ...............   $185,565,400
                                                                                         ------------
    Net realized and unrealized gain on investments and foreign currency .............   $308,630,473
                                                                                         ------------
     Increase in net assets from operations ..........................................   $308,822,796
                                                                                         ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999 -- continued

                                                                                     Massachusetts
                                                                                       Investors
                                                                                         Trust          Research
Net investment income:                                                                  Series           Series
 Income --                                                                           ------------     ------------
  Interest .......................................................................   $  4,667,056     $  1,402,883
  Dividends ......................................................................     23,823,570        8,054,120
  Foreign taxes withheld .........................................................       (135,807)         (89,732)
                                                                                     ------------     ------------
   Total investment income .......................................................   $ 28,354,819     $  9,367,271
                                                                                     ------------     ------------
 Expenses --
  Management fee .................................................................   $ 11,196,749     $  7,350,534
  Trustees' compensation .........................................................         47,575           25,356
  Administrative fee .............................................................        237,737          132,957
  Custodian fee ..................................................................        447,191          313,192
  Printing .......................................................................         42,783           24,907
  Auditing fees ..................................................................         30,321           29,771
  Legal fees .....................................................................          2,144            1,408
  Miscellaneous ..................................................................         29,103           13,199
                                                                                     ------------     ------------
   Total expenses ................................................................   $ 12,033,603     $  7,891,324
  Fees paid indirectly ...........................................................        (73,122)         (22,232)
                                                                                     ------------     ------------
   Net expenses ..................................................................   $ 11,960,481     $  7,869,092
                                                                                     ------------     ------------
    Net investment income ........................................................   $ 16,394,338     $  1,498,179
                                                                                     ------------     ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................   $144,752,869     $133,052,038
  Foreign currency transactions ..................................................       (139,476)        (281,330)
  Futures contracts ..............................................................             --               --
                                                                                     ------------     ------------
   Net realized gain on investments and foreign currency transactions ............   $144,613,393     $132,770,708
                                                                                     ------------     ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ....................................................................   $(14,555,948)    $107,904,583
  Translation of assets and liabilities in foreign currencies ....................         (6,972)         (16,390)
                                                                                     ------------     ------------
   Net unrealized gain (loss) on investments and foreign currency translation ....   $(14,562,920)    $107,888,193
                                                                                     ------------     ------------
    Net realized and unrealized gain (loss) on investments and foreign currency ..   $130,050,473     $240,658,901
                                                                                     ------------     ------------
     Increase in net assets from operations ......................................   $146,444,811     $242,157,080
                                                                                     ============     ============

                                                                                          Total
                                                                                         Return          Utilities
Net investment income:                                                                   Series            Series
 Income --                                                                            -------------     -----------
  Interest .......................................................................    $  54,247,070     $ 2,405,456
  Dividends ......................................................................       23,579,498       5,860,157
  Foreign taxes withheld .........................................................         (302,332)        (73,796)
                                                                                      -------------     -----------
   Total investment income .......................................................    $  77,524,236     $ 8,191,817
                                                                                      -------------     -----------
 Expenses --
  Management fee .................................................................    $  12,643,399     $ 2,174,849
  Trustees' compensation .........................................................           49,841           5,809
  Administrative fee .............................................................          231,237          35,610
  Custodian fee ..................................................................          410,717         112,736
  Printing .......................................................................           31,679           9,960
  Auditing fees ..................................................................           37,621          29,821
  Legal fees .....................................................................            2,098             946
  Miscellaneous ..................................................................               --              --
                                                                                      -------------     -----------
   Total expenses ................................................................    $  13,406,592     $ 2,369,731
  Fees paid indirectly ...........................................................          (32,934)        (19,350)
                                                                                      -------------     -----------
   Net expenses ..................................................................    $  13,373,658     $ 2,350,381
                                                                                      -------------     -----------
    Net investment income ........................................................    $  64,150,578     $ 5,841,436
                                                                                      -------------     -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................    $ 107,788,564     $42,455,340
  Foreign currency transactions ..................................................          (88,361)        (13,852)
  Futures contracts ..............................................................               --        (116,285)
                                                                                      -------------     -----------
   Net realized gain on investments and foreign currency transactions ............    $ 107,700,203     $42,325,203
                                                                                      -------------     -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ....................................................................    $(117,837,627)    $41,748,105
  Translation of assets and liabilities in foreign currencies ....................           (1,410)         (4,249)
                                                                                      -------------     -----------
   Net unrealized gain (loss) on investments and foreign currency translation ....    $(117,839,037)    $41,743,856
                                                                                      -------------     -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ..    $ (10,138,834)    $84,069,059
                                                                                      -------------     -----------
     Increase in net assets from operations ......................................    $  54,011,744     $89,910,495
                                                                                      =============     ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                                Capital
                                                                                             Appreciation
Increase (decrease) in net assets:                                                              Series
From operations --                                                                          --------------
 Net investment income (loss) ............................................................  $   (2,542,532)
 Net realized gain on investments and foreign currency transactions ......................     267,994,055
 Net unrealized gain on investments and foreign currency translation .....................     262,957,456
                                                                                            --------------
  Increase in net assets from operations .................................................  $  528,408,979
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $      --
 From net realized gain on investments and foreign currency transactions .................    (191,013,349)
                                                                                            --------------
  Total distributions declared to shareholders ...........................................  $ (191,013,349)
                                                                                            --------------
Net increase in net assets from Series share transactions ................................  $   59,023,917
                                                                                            --------------
   Total increase in net assets ..........................................................  $  396,419,547
Net assets --
 At beginning of period ..................................................................   1,725,154,967
                                                                                            --------------
 At end of period ........................................................................  $2,121,574,514
                                                                                            ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $      --
                                                                                            ==============

                                                                                               Emerging            Global
                                                                                                Growth             Growth
Increase (decrease) in net assets:                                                              Series             Series
From operations --                                                                          --------------       ------------
 Net investment income (loss) ............................................................  $   (1,502,051)      $    487,756
 Net realized gain on investments and foreign currency transactions ......................     144,862,843         67,907,607
 Net unrealized gain on investments and foreign currency translation .....................     467,335,259        112,145,288
                                                                                            --------------       ------------
  Increase in net assets from operations .................................................  $  610,696,051       $180,540,651
                                                                                            --------------       ------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $      --            $   (603,473)
 From net realized gain on investments and foreign currency transactions .................     (12,679,477)       (10,894,673)
                                                                                            --------------       ------------
  Total distributions declared to shareholders ...........................................  $  (12,679,477)      $(11,498,146)
                                                                                            --------------       ------------
Net increase in net assets from Series share transactions ................................  $  109,941,907       $  5,191,416
                                                                                            --------------       ------------
   Total increase in net assets ..........................................................  $  707,958,481       $174,233,921
Net assets --
 At beginning of period ..................................................................     736,251,186        277,518,977
                                                                                            --------------       ------------
 At end of period ........................................................................  $1,444,209,667       $451,752,898
                                                                                            ==============       ============
Accumulated undistributed net investment income included in net assets at end of period ..  $      --            $    301,631
                                                                                            ==============       ============

                                                                                              Managed
                                                                                              Sectors
Increase (decrease) in net assets:                                                            Series
From operations --                                                                         ------------
 Net investment income (loss) ............................................................ $    192,323
 Net realized gain on investments and foreign currency transactions ......................  123,065,073
 Net unrealized gain on investments and foreign currency translation .....................  185,565,400
                                                                                           ------------
  Increase in net assets from operations ................................................. $308,822,796
                                                                                           ------------
Distributions declared to shareholders --
 From net investment income .............................................................. $    --
 From net realized gain on investments and foreign currency transactions .................      --
                                                                                           ------------
  Total distributions declared to shareholders ........................................... $    --
                                                                                           ------------
Net increase in net assets from Series share transactions ................................ $ 12,193,687
                                                                                           ------------
   Total increase in net assets .......................................................... $321,016,483
Net assets --
 At beginning of period ..................................................................  364,791,076
                                                                                           ------------
 At end of period ........................................................................ $685,807,559
                                                                                           ============
Accumulated undistributed net investment income included in net assets at end of period .. $    --
                                                                                           ============

                                                                                              Massachusetts
                                                                                                Investors
                                                                                                  Trust
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           --------------
 Net investment income ...................................................................   $   16,394,338
 Net realized gain on investments and foreign currency transactions ......................      144,613,393
 Net unrealized gain (loss) on investments and foreign currency translation ..............      (14,562,920)
                                                                                             --------------
  Increase in net assets from operations .................................................   $  146,444,811
                                                                                             --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (14,424,836)
 From net realized gain on investments and foreign currency transactions .................     (138,450,704)
                                                                                             --------------
  Total distributions declared to shareholders ...........................................   $ (152,875,540)
                                                                                             --------------
Net increase in net assets from Series share transactions ................................   $  389,485,805
                                                                                             --------------
   Total increase (decrease) in net assets ...............................................   $  383,055,076
Net assets --
 At beginning of period ..................................................................    1,852,728,101
                                                                                             --------------
 At end of period ........................................................................   $2,235,783,177
                                                                                             ==============
Accumulated undistributed net investment income included in net assets at end of period ..   $   16,231,978
                                                                                             ==============

                                                                                                                  Total
                                                                                               Research           Return
Increase (decrease) in net assets:                                                              Series            Series
From operations --                                                                          --------------    --------------
 Net investment income ...................................................................  $    1,498,179    $   64,150,578
 Net realized gain on investments and foreign currency transactions ......................     132,770,708       107,700,203
 Net unrealized gain (loss) on investments and foreign currency translation ..............     107,888,193      (117,839,037)
                                                                                            --------------    --------------
  Increase in net assets from operations .................................................  $  242,157,080    $   54,011,744
                                                                                            --------------    --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (3,057,687)   $  (64,269,845)
 From net realized gain on investments and foreign currency transactions .................     (32,300,619)     (223,361,985)
                                                                                            --------------    --------------
  Total distributions declared to shareholders ...........................................  $  (35,358,306)   $ (287,631,830)
                                                                                            --------------    --------------
Net increase in net assets from Series share transactions ................................  $   50,351,817    $  171,454,987
                                                                                            --------------    --------------
   Total increase (decrease) in net assets ...............................................  $  257,150,591    $  (62,165,099)
Net assets --
 At beginning of period ..................................................................     988,280,151     1,942,110,673
                                                                                            --------------    --------------
 At end of period ........................................................................  $1,245,430,742    $1,879,945,574
                                                                                            ==============    ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $    1,233,400    $   64,147,534
                                                                                            ==============    ==============

                                                                                               Utilities
Increase (decrease) in net assets:                                                              Series
From operations --                                                                           ------------
 Net investment income ...................................................................   $  5,841,436
 Net realized gain on investments and foreign currency transactions ......................     42,325,203
 Net unrealized gain (loss) on investments and foreign currency translation ..............     41,743,856
                                                                                             ------------
  Increase in net assets from operations .................................................   $ 89,910,495
                                                                                             ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (4,367,404)
 From net realized gain on investments and foreign currency transactions .................    (26,554,259)
                                                                                             ------------
  Total distributions declared to shareholders ...........................................   $(30,921,663)
                                                                                             ------------
Net increase in net assets from Series share transactions ................................   $123,620,168
                                                                                             ------------
   Total increase (decrease) in net assets ...............................................   $182,609,000
Net assets --
 At beginning of period ..................................................................    226,291,872
                                                                                             ------------
 At end of period ........................................................................   $408,900,872
                                                                                             ============
Accumulated undistributed net investment income included in net assets at end of period ..   $  5,804,105
                                                                                             ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1998

                                                                                                 Capital
                                                                                              Appreciation
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           --------------
 Net investment income (loss) ............................................................   $   (3,434,925)
 Net realized gain on investments and foreign currency transactions ......................      213,975,823
 Net unrealized gain on investments and foreign currency translation .....................      176,762,865
                                                                                             --------------
  Increase in net assets from operations .................................................   $  387,303,763
                                                                                             --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $     --
 From net realized gain on investments and foreign currency transactions .................     (169,375,578)
 In excess of net realized gain on investments and foreign currency transactions .........               --
                                                                                             --------------
  Total distributions declared to shareholders ...........................................   $ (169,375,578)
                                                                                             --------------
Net increase in net assets from Series share transactions ................................   $  180,986,295
                                                                                             --------------
   Total increase in net assets ..........................................................   $  398,914,480
Net assets --
 At beginning period .....................................................................    1,326,240,487
                                                                                             --------------
 At end of period ........................................................................   $1,725,154,967
                                                                                             ==============
Accumulated undistributed net investment income included in net assets at end of period ..   $     --
                                                                                             ==============

                                                                                               Emerging           Global
                                                                                                Growth            Growth
Increase (decrease) in net assets:                                                              Series            Series
From operations --                                                                           ------------      ------------
 Net investment income (loss) ............................................................   $ (1,538,350)     $    831,575
 Net realized gain on investments and foreign currency transactions ......................     12,407,941        10,538,464
 Net unrealized gain on investments and foreign currency translation .....................    163,219,131        22,769,934
                                                                                             ------------      ------------
  Increase in net assets from operations .................................................   $174,088,722      $ 34,139,973
                                                                                             ------------      ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $    --           $   (973,450)
 From net realized gain on investments and foreign currency transactions .................    (19,671,422)      (19,232,791)
 In excess of net realized gain on investments and foreign currency transactions .........        --                --
                                                                                             ------------      ------------
  Total distributions declared to shareholders ...........................................   $(19,671,422)     $(20,206,241)
                                                                                             ------------      ------------
Net increase in net assets from Series share transactions ................................   $124,482,468      $ 11,183,242
                                                                                             ------------      ------------
   Total increase in net assets ..........................................................   $278,899,768      $ 25,116,974
Net assets --
 At beginning period .....................................................................    457,351,418       252,402,003
                                                                                             ------------      ------------
 At end of period ........................................................................   $736,251,186      $277,518,977
                                                                                             ============      ============
Accumulated undistributed net investment income included in net assets at end of period ..   $    --           $    604,819
                                                                                             ============      ============

                                                                                                Managed
                                                                                                Sectors
Increase (decrease) in net assets:                                                              Series
From operations --                                                                           ------------
 Net investment income (loss) ............................................................   $   (689,424)
 Net realized gain on investments and foreign currency transactions ......................      2,104,108
 Net unrealized gain on investments and foreign currency translation .....................     39,042,064
                                                                                             ------------
  Increase in net assets from operations .................................................   $ 40,456,748
                                                                                             ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $    --
 From net realized gain on investments and foreign currency transactions .................    (53,763,881)
 In excess of net realized gain on investments and foreign currency transactions .........        (27,666)
                                                                                             ------------
  Total distributions declared to shareholders ...........................................   $(53,791,547)
                                                                                             ------------
Net increase in net assets from Series share transactions ................................   $ 37,498,438
                                                                                             -------------
   Total increase in net assets ..........................................................   $ 24,163,639
Net assets --
 At beginning period .....................................................................    340,627,437
                                                                                             ------------
 At end of period ........................................................................   $364,791,076
                                                                                             ============
Accumulated undistributed net investment income included in net assets at end of period ..   $    --
                                                                                             ============

                                                                                             Massachusetts
                                                                                               Investors
                                                                                                 Trust            Research
Increase (decrease) in net assets:                                                               Series            Series
From operations --                                                                          --------------      ------------
 Net investment income ...................................................................  $   14,417,538      $  3,097,824
 Net realized gain on investments and foreign currency transactions ......................     141,470,873        31,269,447
 Net unrealized gain (loss) on investments and foreign currency translation ..............     162,221,454       138,889,494
                                                                                            --------------      ------------
  Increase in net assets from operations .................................................  $  318,109,865      $173,256,765
                                                                                            --------------      ------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (10,399,191)     $ (1,809,857)
 From net realized gain on investments and foreign currency transactions .................     (91,293,748)      (33,497,705)
                                                                                            --------------      ------------
  Total distributions declared to shareholders ...........................................  $ (101,692,939)     $(35,307,562)
                                                                                            --------------      ------------
Net increase in net assets from Series share transactions ................................  $  478,176,003      $180,028,715
                                                                                            --------------      ------------
   Total increase in net assets ..........................................................  $  694,592,929      $317,977,918
Net assets --
 At beginning of period ..................................................................   1,158,135,172       670,302,233
                                                                                            --------------      ------------
 At end of period ........................................................................  $1,852,728,101      $988,280,151
                                                                                            ==============      ============
Accumulated undistributed net investment income included in net assets at end of period ..  $   14,401,952      $  3,057,587
                                                                                            ==============      ============

                                                                                                 Total
                                                                                                 Return           Utilities
Increase (decrease) in net assets:                                                               Series             Series
From operations --                                                                           --------------      ------------
 Net investment income ...................................................................   $   64,029,971      $  4,552,068
 Net realized gain on investments and foreign currency transactions ......................      223,399,643        25,475,223
 Net unrealized gain (loss) on investments and foreign currency translation ..............      (85,129,587)       (1,836,532)
                                                                                             --------------      ------------
  Increase in net assets from operations .................................................   $  202,300,027      $ 28,190,759
                                                                                             --------------      ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (56,012,276)     $ (2,736,379)
 From net realized gain on investments and foreign currency transactions .................     (144,585,110)      (15,722,165)
                                                                                             --------------      ------------
  Total distributions declared to shareholders ...........................................   $ (200,597,386)     $(18,458,544)
                                                                                             --------------      ------------
Net increase in net assets from Series share transactions ................................   $  244,299,890      $ 93,551,190
                                                                                             --------------      ------------
   Total increase in net assets ..........................................................   $  246,002,531      $103,283,405
Net assets --
 At beginning of period ..................................................................    1,696,108,142       123,008,467
                                                                                             --------------      ------------
 At end of period ........................................................................   $1,942,110,673      $226,291,872
                                                                                             ==============      ============
Accumulated undistributed net investment income included in net assets at end of period ..   $   64,593,083      $  4,450,008
                                                                                             ==============      ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                             Capital Appreciation Series
                                                                             ---------------------------
                                                                               Year Ended December 31,
                                                                             ---------------------------
                                                                                1999             1998
Per share data (for a share outstanding throughout each period):             ----------       ----------
Net asset value -- beginning of period ..................................    $  45.9348       $  40.1392
                                                                             ----------       ----------
Income (loss) from investment operations# --
 Net investment income (loss) ...........................................    $  (0.0659)      $  (0.0962)
 Net realized and unrealized gain on investments and foreign currency ...       13.5257          11.0414
                                                                             ----------       ----------
   Total from investment operations .....................................    $  13.4598       $  10.9452
                                                                             ----------       ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $   --           $   --
 From net realized gain on investments and foreign currency transactions        (5.2788)         (5.1496)
                                                                             ----------       ----------
   Total distributions declared to shareholders .........................    $  (5.2788)      $  (5.1496)
                                                                             ----------       ----------
Net asset value -- end of period ........................................    $  54.1158       $  45.9348
                                                                             ==========       ==========
Total return++ ..........................................................        32.64%           28.70%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.76%            0.77%
 Net investment income (loss) ...........................................       (0.15)%          (0.23)%
Portfolio turnover ......................................................           89%              79%
Net assets at end of period (000 Omitted) ...............................    $2,121,575       $1,725,155

                                                                                    Capital Appreciation Series
                                                                             ------------------------------------------
                                                                                      Year Ended December 31,
                                                                             ------------------------------------------
                                                                                1997             1996            1995
Per share data (for a share outstanding throughout each period):             ----------       ----------       --------
Net asset value -- beginning of period ..................................    $ 35.8316        $  31.9878       $ 4.4076
                                                                             ----------       ----------       --------
Income (loss) from investment operations# --
 Net investment income (loss) ...........................................    $  (0.0405)      $  (0.0200)      $ 0.0933
 Net realized and unrealized gain on investments and foreign currency ...        7.8691           6.7422         8.1619
                                                                             ----------       ----------       --------
   Total from investment operations .....................................    $   7.8286       $   6.7222       $ 8.2552
                                                                             ----------       ----------       --------
Less distributions declared to shareholders --
 From net investment income .............................................    $   --           $  (0.0322)      $(0.0568)
 From net realized gain on investments and foreign currency transactions        (3.5210)         (2.8462)       (0.6182)
                                                                             ----------       ----------       --------
   Total distributions declared to shareholders .........................    $  (3.5210)      $  (2.8784)      $(0.6750)
                                                                             ----------       ----------       --------
Net asset value -- end of period ........................................    $  40.1392       $  35.8316       $31.9878
                                                                             ==========       ==========       ========
Total return++ ..........................................................        23.14%           21.48%         34.46%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.78%            0.80%          0.83%
 Net investment income (loss) ...........................................       (0.10)%          (0.05)%          0.32%
Portfolio turnover ......................................................           68%              67%            89%
Net assets at end of period (000 Omitted) ...............................    $1,326,240       $1,061,631      $ 797,102

                                                                               Emerging Growth Series
                                                                             -------------------------
                                                                               Year Ended December 31,
                                                                             -------------------------
                                                                                1999            1998
Per share data (for a share outstanding throughout each period):             ----------       --------
Net asset value -- beginning of period ..................................    $  23.2757       $18.0032
                                                                             ----------       --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ......................................    $  (0.0448)      $(0.0530)
 Net realized and unrealized gain on investments and foreign currency ...       17.4370         6.0356
                                                                             ----------       --------
   Total from investment operations .....................................    $  17.3922       $ 5.9826
                                                                             ----------       ---------
Less distributions declared to shareholders --
 From net investment income .............................................    $   --           $ --
 From net realized gain on investments and foreign currency transactions        (0.3907)       (0.7101)
                                                                             ----------       --------
   Total distributions declared to shareholders .........................    $  (0.3907)      $(0.7101)
                                                                             ----------       --------
Net asset value -- end of period ........................................    $  40.2772       $23.2757
                                                                             ==========       ========
Total return++ ..........................................................        75.81%         33.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................         0.75%          0.78 %
 Net investment income (loss) ...........................................       (0.17)%        (0.27)%
Portfolio turnover ......................................................          166%            80%
Net assets at end of period (000 Omitted) ...............................    $1,444,210       $736,251

                                                                                       Emerging Growth Series
                                                                             -------------------------------------------
                                                                                                            Period Ended
                                                                                                            December 31,
                                                                               1997             1996            1995*
Per share data (for a share outstanding throughout each period):             --------         --------      ------------
Net asset value -- beginning of period ..................................    $14.8305         $12.6867        $10.0000
                                                                             --------         --------        --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ......................................    $(0.0551)        $ 0.0175        $ 0.0788
 Net realized and unrealized gain on investments and foreign currency ...      3.2968           2.1506          2.6079
                                                                             --------         --------        --------
   Total from investment operations .....................................    $ 3.2417         $ 2.1681        $ 2.6867
                                                                             --------         --------        --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.0098)        $(0.0243)       $  --
 From net realized gain on investments and foreign currency transactions      (0.0592)           --              --
                                                                             --------         --------        --------
   Total distributions declared to shareholders .........................    $(0.0690)        $(0.0243)       $  --
                                                                             --------         --------        --------
Net asset value -- end of period ........................................    $18.0032         $14.8305        $12.6867
                                                                             ========         ========        ========
Total return++ ..........................................................      21.93%           17.15%          26.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.81%            0.70%           0.24%+
 Net investment income (loss) ...........................................     (0.33)%            0.12%           1.13%+
Portfolio turnover ......................................................        109%              88%             28%
Net assets at end of period (000 Omitted) ...............................    $457,351         $250,826        $ 67,255

[sec]The investment adviser voluntarily waived all or a portion of its management fee for the Emerging Growth Series for the periods indicated. If this fee had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:

 Net investment income (loss) ..........................................................      $(0.0406)         $0.0265
 Ratios (to average net assets):
  Expenses## ...........................................................................          0.84%            1.00%+
  Net investment income (loss) .........................................................         (0.02)%           0.38%+

 *For the period from the commencement of the Series' investment operations,
  May 1, 1995, through December 31, 1995.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                              Global Growth Series
                                                                             ----------------------
                                                                             Year Ended December 31,
                                                                             ----------------------
                                                                               1999          1998
Per share data (for a share outstanding throughout each period):             --------      --------
Net asset value -- beginning of period ..................................    $15.6555      $14.6844
                                                                             --------      --------
Income from investment operations# --
 Net investment income ..................................................    $ 0.0277      $ 0.0466
 Net realized and unrealized gain on investments and foreign currency ...     10.1515        2.0973
                                                                             --------      --------
   Total from investment operations .....................................    $10.1792      $ 2.1439
                                                                             --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.0353)     $(0.0565)
 From net realized gain on investments and foreign currency transactions      (0.6371)      (1.1163)
                                                                             --------      --------
   Total distributions declared to shareholders .........................    $(0.6724)     $(1.1728)
                                                                             --------      --------
Net asset value -- end of period ........................................    $25.1623      $15.6555
                                                                             ========      ========
Total return++ ..........................................................      67.25%        14.61%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................       1.01%         1.01%
 Net investment income ..................................................       0.16%         0.31%
Portfolio turnover ......................................................        163%           92%
Net assets at end of period (000 Omitted) ...............................    $451,753      $277,519

                                                                                    Global Growth Series
                                                                             ------------------------------------
                                                                                   Year Ended December 31,
                                                                             ------------------------------------
                                                                               1997          1996          1995
Per share data (for a share outstanding throughout each period):             --------      --------      --------
Net asset value -- beginning of period ..................................    $13.0338      $12.3464      $10.9425
                                                                             --------      --------      --------
Income from investment operations# --
 Net investment income ..................................................    $ 0.0446      $ 0.0232      $ 0.0689
 Net realized and unrealized gain on investments and foreign currency ...      1.9245        1.5878        1.6388
                                                                             --------      --------      --------
   Total from investment operations .....................................    $ 1.9691      $ 1.6110      $ 1.7077
                                                                             --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.0626)     $(0.0886)     $(0.1361)
 From net realized gain on investments and foreign currency transactions      (0.2559)      (0.8350)      (0.1677)
                                                                             --------      --------      --------
   Total distributions declared to shareholders .........................    $(0.3185)     $(0.9236)     $(0.3038)
                                                                             --------      --------      --------
Net asset value -- end of period ........................................    $14.6844      $13.0338      $12.3464
                                                                             ========      ========      ========
Total return++ ..........................................................      15.32%        13.02%        16.06%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................       1.02%         1.04%         1.07%
 Net investment income ..................................................       0.31%         0.18%         0.60%
Portfolio turnover ......................................................        105%           81%          162%
Net assets at end of period (000 Omitted) ...............................    $252,402      $203,106      $146,388

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                    Managed Sectors Series
                                                                                    ----------------------
                                                                                    Year Ended December 31,
                                                                                    ----------------------
                                                                                      1999          1998
Per share data (for a share outstanding throughout each period):                    --------      --------
Net asset value -- beginning of period .........................................    $28.2448      $29.1601
                                                                                    --------      --------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................    $ 0.0153      $(0.0544)
 Net realized and unrealized gain on investments and foreign currency ..........     24.1613        3.7082
                                                                                    --------      --------
   Total from investment operations ............................................    $24.1766      $ 3.6538
                                                                                    --------      --------
Less distributions declared to shareholders --
 From net investment income ....................................................    $  --         $  --
 From net realized gain on investments and foreign currency transactions .......       --          (4.5668)
 In excess of net realized gain on investments and foreign currency transactions       --          (0.0023)
                                                                                    --------      --------
   Total distributions declared to shareholders ................................    $  --         $(4.5691)
                                                                                    --------      --------
Net asset value -- end of period ...............................................    $52.4214      $28.2448
                                                                                    ========      ========
Total return++ .................................................................      85.62%        12.25%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................       0.79%         0.80%
 Net investment income (loss) ..................................................       0.05%       (0.20)%
Portfolio turnover .............................................................        415%          161%
Net assets at end of period (000 Omitted) ......................................    $685,808      $364,791

                                                                                            Managed Sectors Series
                                                                                    ---------------------------------------
                                                                                           Year Ended December 31,
                                                                                    ---------------------------------------
                                                                                      1997             1996          1995
Per share data (for a share outstanding throughout each period):                    --------         --------      --------
Net asset value -- beginning of period .........................................    $26.2503         $25.4468      $19.8823
                                                                                    --------         --------      --------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................    $(0.0597)        $ 0.0200      $ 0.0979
 Net realized and unrealized gain on investments and foreign currency ..........      6.2302           4.2817        6.1880
                                                                                    --------         --------      --------
   Total from investment operations ............................................    $ 6.1705         $ 4.3017      $ 6.2859
                                                                                    --------         --------      --------
Less distributions declared to shareholders --
 From net investment income ....................................................    $(0.0201)        $ (0.0758)    $(0.0542)
 From net realized gain on investments and foreign currency transactions .......     (3.2406)         (3.4224)      (0.6672)
 In excess of net realized gain on investments and foreign currency transactions       --               --            --
                                                                                    --------         --------      --------
   Total distributions declared to shareholders ................................    $(3.2607)        $(3.4982)     $(0.7214)
                                                                                    --------         --------      --------
Net asset value -- end of period ...............................................    $29.1601         $26.2503      $25.4468
                                                                                    ========         ========      ========
Total return++ .................................................................      25.63%           17.58%        32.29%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................       0.82%            0.82%         0.84%
 Net investment income (loss) ..................................................     (0.21)%            0.09%         0.42%
Portfolio turnover .............................................................        103%             121%          113%
Net assets at end of period (000 Omitted) ......................................    $340,627         $266,368      $194,351

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                           Massachusetts Investors Trust
                                                                                      Series
                                                                          -------------------------------
                                                                              Year Ended December 31,
                                                                          -------------------------------
                                                                                1999            1998
Per share data (for a share outstanding throughout each period):             ----------      ----------
Net asset value -- beginning of period ..................................    $  38.2476      $  33.1489
                                                                             ----------      ----------
Income from investment operations# --
 Net investment income ..................................................    $   0.2993      $   0.3382
 Net realized and unrealized gain on investments and foreign currency ...        2.3798          7.3482
                                                                             ----------      ----------
   Total from investment operations .....................................    $   2.6791      $   7.6864
                                                                             ----------      ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.2810)     $  (0.2646)
 From net realized gain on investments and foreign currency transactions        (2.6971)        (2.3231)
                                                                             ----------      ----------
   Total distributions declared to shareholders .........................    $  (2.9781)     $  (2.5877)
                                                                             ----------      ----------
Net asset value -- end of period ........................................    $  37.9486      $  38.2476
                                                                             ==========      ==========
Total return++ ..........................................................         7.18%          23.85%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.59%           0.59%
 Net investment income ..................................................         0.81%           0.96%
Portfolio turnover ......................................................           70%             61%
Net assets at end of period (000 Omitted) ...............................    $2,235,783      $1,852,728

                                                                              Massachusetts Investors Trust Series
                                                                             --------------------------------------
                                                                                    Year Ended December 31,
                                                                             --------------------------------------
                                                                                1997           1996          1995
Per share data (for a share outstanding throughout each period):             ----------      --------      -------
Net asset value -- beginning of period ..................................    $  26.4978      $22.0182      $16.4563
                                                                             ----------      --------      --------
Income from investment operations# --
 Net investment income ..................................................    $   0.3714      $ 0.4100      $ 0.4318
 Net realized and unrealized gain on investments and foreign currency ...        7.8153        5.0415        5.6172
                                                                             ----------      --------      --------
   Total from investment operations .....................................    $   8.1867      $ 5.4515      $ 6.0490
                                                                             ----------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.2854)     $(0.2936)     $(0.3037)
 From net realized gain on investments and foreign currency transactions        (1.2502)      (0.6783)      (0.1834)
                                                                             ----------      --------      --------
   Total distributions declared to shareholders .........................    $  (1.5356)     $(0.9719)     $(0.4871)
                                                                             ----------      --------      --------
Net asset value -- end of period ........................................    $  33.1489      $26.4978      $22.0182
                                                                             ==========      ========      ========
Total return++ ..........................................................        31.94%        25.41%        37.41%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.61%         0.61%         0.64%
 Net investment income ..................................................         1.23%         1.71%         2.25%
Portfolio turnover ......................................................           52%           51%           60%
Net assets at end of period (000 Omitted) ...............................    $1,158,135      $571,008      $302,024

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                 Research Series
                                                                             ------------------------
                                                                              Year Ended December 31,
                                                                             ------------------------
                                                                                1999           1998
Per share data (for a share outstanding throughout each period):             ----------      --------
Net asset value -- beginning of period ..................................    $  23.0231      $19.4313
                                                                             ----------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $   0.0338      $ 0.0780
 Net realized and unrealized gain on investments and foreign currency ...        5.3711        4.4449
                                                                             ----------      --------
   Total from investment operations .....................................    $   5.4049      $ 4.5229
                                                                             ----------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.0704)     $(0.0477)
 From net realized gain on investments and foreign currency transactions        (0.7441)      (0.8834)
                                                                             ----------      --------
   Total distributions declared to shareholders .........................    $  (0.8145)     $(0.9311)
                                                                             ----------      --------
Net asset value -- end of period ........................................    $  27.6135      $23.0231
                                                                             ==========      ========
Total return++ ..........................................................        24.14%        23.61%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................         0.75%         0.76%
 Net investment income ..................................................         0.14%         0.37%
Portfolio turnover ......................................................           94%           81%
Net assets at end of period (000 Omitted) ...............................    $1,245,431      $988,280

                                                                                       Research Series
                                                                             ------------------------------------
                                                                                   Year Ended December 31,
                                                                             ------------------------------------
                                                                               1997          1996          1995
Per share data (for a share outstanding throughout each period):             --------      --------      --------
Net asset value -- beginning of period ..................................    $16.5735      $13.5777      $ 9.8761
                                                                             --------      --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $ 0.0678      $ 0.0797      $ 0.1401
 Net realized and unrealized gain on investments and foreign currency ...      3.3159        3.1330        3.5651
                                                                             --------      --------      --------
   Total from investment operations .....................................    $ 3.3837      $ 3.2127      $ 3.7052
                                                                             --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.0387)     $(0.0328)     $(0.0036)
 From net realized gain on investments and foreign currency transactions      (0.4872)      (0.1841)        --
                                                                             --------      --------      --------
   Total distributions declared to shareholders .........................    $(0.5259)     $(0.2169)     $(0.0036)
                                                                             --------      --------      --------
Net asset value -- end of period ........................................    $19.4313      $16.5735      $13.5777
                                                                             ========      ========      ========
Total return++ ..........................................................      20.86%        23.76%        37.50%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.79%         0.84%         0.58%
 Net investment income ..................................................       0.37%         0.52%         1.16%
Portfolio turnover ......................................................         79%           70%           81%
Net assets at end of period (000 Omitted) ...............................    $670,302      $325,389      $ 71,828

[sec]The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income ..........      $0.0954
Ratios (to average net assets):
 Expenses## ....................        0.95%
 Net investment income .........        0.79%

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                Total Return Series
                                                                             --------------------------
                                                                              Year Ended December 31,
                                                                             --------------------------
                                                                                1999            1998
Per share data (for a share outstanding throughout each period):             ----------      ----------
Net asset value -- beginning of period ..................................    $  21.2635      $  21.3173
                                                                             ----------      ----------
Income from investment operations# --
 Net investment income ..................................................    $   0.6521      $   0.7305
 Net realized and unrealized gain on investments and foreign currency ...        0.0373          1.6718
                                                                             ----------      ----------
   Total from investment operations .....................................    $   0.6894      $   2.4023
                                                                             ----------      ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.7136)     $  (0.6858)
 From net realized gain on investments and foreign currency transactions        (2.4800)        (1.7703)
                                                                             ----------      ----------
   Total distributions declared to shareholders .........................    $  (3.1936)     $  (2.4561)
                                                                             ----------      ----------
Net asset value -- end of period ........................................    $  18.7593      $  21.2635
                                                                             ==========      ==========
Total return++ ..........................................................         2.84%          11.71%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.69%           0.70%
 Net investment income ..................................................         3.30%           3.47%
Portfolio turnover ......................................................          113%            116%
Net assets at end of period (000 Omitted) ...............................    $1,879,946      $1,942,111

                                                                                        Total Return Series
                                                                             ------------------------------------------
                                                                                      Year Ended December 31,
                                                                             ------------------------------------------
                                                                                1997            1996            1995
Per share data (for a share outstanding throughout each period):             ----------      ----------      ----------
Net asset value -- beginning of period ..................................    $  19.4397      $  18.3848      $  15.0862
                                                                             ----------      ----------      ----------
Income from investment operations# --
 Net investment income ..................................................    $   0.7546      $   0.7677      $   0.7824
 Net realized and unrealized gain on investments and foreign currency ...        3.2409          1.6795          3.1527
                                                                             ----------      ----------      ----------
   Total from investment operations .....................................    $   3.9955      $   2.4472      $   3.9351
                                                                             ----------      ----------      ----------
Less distributions declared to shareholders --
 From net investment income .............................................    $  (0.7234)     $  (0.7189)     $  (0.6365)
 From net realized gain on investments and foreign currency transactions        (1.3945)        (0.6734)         --
                                                                             ----------      ----------      ----------
   Total distributions declared to shareholders .........................    $  (2.1179)     $  (1.3923)     $  (0.6365)
                                                                             ----------      ----------      ----------
Net asset value -- end of period ........................................    $  21.3173      $  19.4397      $  18.3848
                                                                             ==========      ==========      ==========
Total return++ ..........................................................        21.98%          14.10%          26.71%
Ratios (to average net assets)/Supplemental data:
 Expenses## .............................................................         0.71%           0.72%           0.76%
 Net investment income ..................................................         3.72%           4.15%           4.70%
Portfolio turnover ......................................................          113%            134%            108%
Net assets at end of period (000 Omitted) ...............................    $1,696,108      $1,335,022      $1,099,887

                                                                               Utilities Series
                                                                             ----------------------
                                                                             Year Ended December 31,
                                                                             ----------------------
                                                                               1999          1998
Per share data (for a share outstanding throughout each period):             ---------     --------
Net asset value -- beginning of period ..................................    $17.0828      $16.4093
                                                                             --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $ 0.3452      $ 0.4394
 Net realized and unrealized gain on investments and foreign currency ...      4.5225        2.3048
                                                                             --------      --------
   Total from investment operations .....................................    $ 4.8677      $ 2.7442
                                                                             --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.2980)     $(0.3070)
 From net realized gain on investments and foreign currency transactions      (1.8119)      (1.7637)
                                                                             --------      --------
   Total distributions declared to shareholders -- ......................    $(2.1099)     $(2.0707)
                                                                             --------      --------
Net asset value -- end of period ........................................    $19.8406      $17.0828
                                                                             ========      ========
Total return++ ..........................................................      31.30%        17.54%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.82%         0.86%
 Net investment income ..................................................       2.01%         2.68%
Portfolio turnover ......................................................        139%          148%
Net assets at end of period (000 Omitted) ...............................    $408,901      $226,292

                                                                                       Utilities Series
                                                                             ------------------------------------
                                                                                   Year Ended December 31,
                                                                             ------------------------------------
                                                                               1997          1996          1995
Per share data (for a share outstanding throughout each period):             --------      --------      --------
Net asset value -- beginning of period ..................................    $13.9874      $12.2598      $ 9.5209
                                                                             --------      --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $ 0.4576      $ 0.5322      $ 0.4918
 Net realized and unrealized gain on investments and foreign currency ...      3.6873        1.8548        2.5197
                                                                             --------      --------      --------
   Total from investment operations .....................................    $ 4.1449      $ 2.3870      $ 3.0115
                                                                             --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.4248)     $(0.3160)     $(0.2726)
 From net realized gain on investments and foreign currency transactions      (1.2982)      (0.3434)        --
                                                                             --------      --------      --------
   Total distributions declared to shareholders -- ......................    $(1.7230)     $(0.6594)     $(0.2726)
                                                                             --------      --------      --------
Net asset value -- end of period ........................................    $16.4093      $13.9874      $12.2598
                                                                             ========      ========      ========
Total return++ ..........................................................      32.71%        20.37%        32.36%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       0.86%         0.88%         0.44%
 Net investment income ..................................................       3.15%         4.23%         4.62%
Portfolio turnover ......................................................        144%          131%          119%
Net assets at end of period (000 Omitted) ...............................    $123,008      $ 70,680      $ 43,134

[sec]The investment adviser voluntarily waived a portion of its management fee for the Utilities Series for the period indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:

Net investment income .......        $0.4375
Ratios (to average net assets):
 Expenses## .................          0.95%
 Net investment income ......          4.12%

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-seven separate Series (the Series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series (formerly MFS[RegTM] Foreign & Colonial Emerging Markets Equity Series), Equity Income Series, Global Asset Allocation Series (formerly World Asset Allocation Series), Global Government Series (formerly World Government Series), Global Growth Series* (formerly World Growth Series), Global Total Return Series (formerly World Total Return Series), Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series* (formerly Conservative Growth Series), Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Total Return Series*, Utilities Series*, and Zero Coupon Series, 2000 Portfolio. All of the Series included within these financial statements are diversified except the Global Growth Series, Managed Sectors Series, and Utilities Series as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies. Effective May 1, 1999, the World Growth Series and Conservative Growth Series changed their names to the Global Growth Series and Massachusetts Investors Trust Series, respectively.

The Series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Certain Series of the Trust may enter into futures contracts for non-hedging purposes. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and/or Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each Series, with the exception of the Capital Appreciation Series and Managed Sectors Series, to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned and the collateral on these loans were as follows:

                                                    Emerging          Global         Massachusetts
                                                     Growth           Growth        Investors Trust
                                                     Series           Series            Series
---------------------------------------------------------------------------------------------------
         Value of Securities Loaned .........    $145,789,915      $36,559,675        $16,207,663
         Collateralized by:
          U.S. Treasury securities ..........         940,667        1,416,490         16,599,774
          Cash ..............................     148,651,776       36,495,436                 --

                                                                     Total
                                                   Research          Return         Utilities
                                                    Series           Series          Series
-----------------------------------------------------------------------------------------------
         Value of Securities Loaned .........    $49,897,463      $2,259,775      $35,987,507
         Collateralized by:
          U.S. Treasury securities ..........        742,034       2,449,068               --
          Cash ..............................     50,596,963              --       36,970,447

Cash collateral listed above was invested in the following short-term obligations:

                                            Emerging Growth Series            Global Growth Series
                                        -------------------------------   -----------------------------
                                                            Cost and                        Cost and
Issuer                                      Shares            Value          Shares           Value
-------------------------------------------------------------------------------------------------------
  Navigator Securities Lending
   Prime Portfolio ..................   148,651,776      $148,651,776     36,495,436      $36,495,436

                                               Research Series                Utilities Series
                                        -----------------------------   -----------------------------
                                                          Cost and                        Cost and
Issuer                                     Shares           Value          Shares           Value
-----------------------------------------------------------------------------------------------------
  Navigator Securities Lending
   Prime Portfolio ..................   50,596,963      $50,596,963     36,970,447      $36,970,447

Forward Foreign Currency Exchange Contracts -- Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. During the period, each Series custodian fees were reduced under this arrangement. The Capital Appreciation Series, Emerging Growth Series, Managed Sectors Series and the Utilities Series have entered into a directed brokerage agreement, under which the broker will credit the Series a portion of the commissions generated to offset certain expenses of the Series. For the period, the Series' custodian fees were reduced under this agreement. These amounts are shown as reductions of expenses on the Statements of Operations.

                                                                                           Massachusetts
                                                    Capital       Emerging     Managed       Investors
                                                 Appreciation      Growth      Sectors         Trust        Utilities
                                                    Series         Series       Series        Series         Series
---------------------------------------------------------------------------------------------------------------------
         Balance credits ....................       $25,168       $15,391      $12,802        $64,932       $18,884
         Directed brokerage credits .........        37,057         1,777        7,539          8,190           466
                                                    -------       -------      -------        -------       -------
                                                    $62,225       $17,168      $20,341        $73,122       $19,350

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and net operating losses. These changes had no effect on the net assets or net asset values per share.

                                                                Capital          Emerging          Global         Managed
                                                             Appreciation         Growth           Growth         Sectors
                                                                Series            Series           Series          Series
----------------------------------------------------------------------------------------------------------------------------
         Increase (decrease):
         Paid-in capital ................................     $        --      $        --       $  18,474       $      --
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions .      (2,542,532)      (1,502,051)        168,997         192,323
         Accumulated undistributed net investment income        2,542,532        1,502,051        (187,471)       (192,323)

                                                              Massachusetts                         Total
                                                             Investors Trust       Research         Return        Utilities
                                                                  Series            Series          Series          Series
-----------------------------------------------------------------------------------------------------------------------------
         Increase (decrease):
         Paid-in capital ................................       $      --         $      --       $  66,023       $    (119)
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions.          139,476           264,679         260,259         120,054
         Accumulated undistributed net investment income         (139,476)         (264,679)       (326,282)       (119,935)

(3) Transactions with Affiliates

Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreement also provides that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each Series. Management fees and expense limitations are as follows:

                                                           Management      Expense
                                                              Fees       Limitations
         ---------------------------------------------------------------------------
         Capital Appreciation Series ..................       0.75%*       1.25%
         Emerging Growth Series .......................       0.75%*       N/A
         Global Growth Series .........................       0.90%        N/A
         Managed Sectors Series .......................       0.75%*       1.25%
         Massachusetts Investors Trust Series .........       0.55%        1.25%
         Research Series ..............................       0.75%*       N/A
         Total Return Series ..........................       0.75%*       1.25%
         Utilities Series .............................       0.75%*       N/A

*The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series, is reduced to 0.60% of the average net assets in excess of $1 billion.

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - The Trust has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

         First $1 billion................       0.0150%
         Next $1 billion.................       0.0125%
         Next $1 billion.................       0.0100%
         In excess of $3 billion.........       0.0000%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                            Capital           Emerging          Global          Managed
                                                          Appreciation         Growth           Growth          Sectors
                                                             Series            Series           Series           Series
--------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities) ......... $1,468,826,917     $1,471,638,186    $480,158,123    $1,604,135,352
                                                       ==============     ==============    ============    ==============
Sales
Investments (non-U.S. government securities) ......... $1,556,551,774     $1,370,186,581    $489,096,850    $1,586,784,314
                                                       ==============     ==============    ============    ==============

                                                           Massachusetts                            Total
                                                          Investors Trust       Research            Return           Utilities
                                                               Series            Series             Series            Series
-------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $    6,231,569      $ 14,796,572     $  793,709,976      $ 20,335,641
                                                          ==============      ============     ==============      ============
Investments (non-U.S. government securities) .........    $1,518,210,031      $962,196,877     $1,307,331,544      $443,196,038
                                                          ==============      ============     ==============      ============
Sales
U.S. government securities ...........................    $    7,952,018      $ 25,636,662     $  757,784,610      $ 15,630,173
                                                          ==============      ============     ==============      ============
Investments (non-U.S. government securities) .........    $1,343,614,728      $940,847,978     $1,371,041,806      $371,753,879
                                                          ==============      ============     ==============      ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                               Capital            Emerging           Global           Managed
                                             Appreciation          Growth            Growth           Sectors
                                                Series             Series            Series            Series
---------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,359,660,050      $752,859,951      $287,048,441      $440,173,617
                                           ==============      ============      ============      ============
Gross unrealized appreciation .........    $  786,576,545      $701,132,914      $169,150,817      $258,385,005
Gross unrealized depreciation .........       (33,529,579)       (4,404,953)       (4,741,678)       (1,702,610)
                                           --------------      ------------      ------------      ------------
 Net unrealized appreciation ..........    $  753,046,966      $696,727,961      $164,409,139      $256,682,395
                                           ==============      ============      ============      ============

                                            Massachusetts                             Total
                                           Investors Trust        Research            Return           Utilities
                                                Series             Series             Series             Series
------------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,851,331,349      $ 916,031,584     $1,806,449,477      $ 355,472,042
                                           ==============      =============     ==============      =============
Gross unrealized appreciation .........    $  447,354,965      $ 375,903,020     $  151,284,228      $  72,658,326
Gross unrealized depreciation .........       (64,654,463)       (44,014,288)      (104,026,893)       (19,407,414)
                                           --------------      -------------     --------------      -------------
 Net unrealized appreciation ..........    $  382,700,502      $ 331,888,732     $   47,257,335      $  53,250,912
                                           ==============      =============     ==============      =============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                                    Capital Appreciation Series
                                                                   ------------------------------
                                                                            Year Ended
                                                                        December 31, 1999
                                                                   ------------------------------
                                                                     Shares            Amount
-------------------------------------------------------------------------------------------------
Shares sold ...................................................      8,024,620      $ 358,451,759
Shares issued to shareholders in reinvestment of distributions       4,546,854        191,013,349
Shares reacquired .............................................    (10,923,762)      (490,441,191)
                                                                   -----------      -------------
Net increase ..................................................      1,647,712      $  59,023,917
                                                                   ===========      =============

                                                                   Capital Appreciation Series         Emerging Growth Series
                                                                   ----------------------------     -----------------------------
                                                                           Year Ended                       Year Ended
                                                                       December 31, 1998                 December 31, 1999
                                                                   ----------------------------     -----------------------------
                                                                     Shares          Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     8,063,847     $ 327,203,188      9,432,929      $ 248,645,971
Shares issued to shareholders in reinvestment of distributions      4,103,091       169,375,578        522,004         12,679,477
Shares reacquired .............................................    (7,651,295)     (315,592,471)    (5,729,940)      (151,383,541)
                                                                   ----------     -------------     ----------      -------------
Net increase ..................................................     4,515,643     $ 180,986,295      4,224,993      $ 109,941,907
                                                                   ==========     =============     ==========      =============

                                                                     Emerging Growth Series
                                                                   --------------------------
                                                                           Year Ended
                                                                       December 31, 1998
                                                                   ---------------------------
                                                                     Shares          Amount
----------------------------------------------------------------------------------------------
Shares sold ...................................................     9,109,956     $179,855,917
Shares issued to shareholders in reinvestment of distributions        974,798       19,671,422
Shares reacquired .............................................    (3,856,847)     (75,044,871)
                                                                   ----------     ------------
Net increase ..................................................     6,227,907     $124,482,468
                                                                   ==========     ============

                                                                                      Global Growth Series
                                                                   -------------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                       December 31, 1999                December 31, 1998
                                                                   ----------------------------     ----------------------------
                                                                     Shares           Amount           Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     2,284,833      $ 41,021,343      2,851,168      $ 43,338,836
Shares issued to shareholders in reinvestment of distributions        704,297        11,548,753      1,281,309        20,206,241
Shares reacquired .............................................    (2,762,363)      (47,378,680)    (3,594,142)      (52,361,835)
                                                                   ----------      ------------     ----------      ------------
Net increase ..................................................       226,767      $  5,191,416        538,335      $ 11,183,242
                                                                   ==========      ============     ==========      ============

                                                                                     Managed Sectors Series
                                                                   ------------------------------------------------------------
                                                                          Year Ended                       Year Ended
                                                                       December 31, 1999               December 31, 1998
                                                                   ---------------------------     ----------------------------
                                                                     Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     2,980,721     $104,644,010      2,160,575      $ 59,341,560
Shares issued to shareholders in reinvestment of distributions             --               --      1,872,964        53,791,547
Shares reacquired .............................................    (2,813,473)     (92,450,323)    (2,799,501)      (75,634,669)
                                                                   ----------     ------------     ----------      ------------
Net increase ..................................................       167,248     $ 12,193,687      1,234,038      $ 37,498,438
                                                                   ==========     ============     ==========      =============

                                                                              Massachusetts Investors Trust Series
                                                                   -------------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 1999                December 31, 1998
                                                                   -----------------------------     ---------------------------
                                                                     Shares           Amount           Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................    13,463,473      $ 496,916,788     13,386,792     $471,198,051
Shares issued to shareholders in reinvestment of distributions      4,121,746        152,875,540      2,883,270      101,692,939
Shares reacquired .............................................    (7,109,457)      (260,306,523)    (2,767,083)     (94,714,987)
                                                                   ----------      -------------     ----------     ------------
Net increase ..................................................    10,475,762      $ 389,485,805     13,502,979     $478,176,003
                                                                   ==========      =============     ==========     ============

                                                                                         Research Series
                                                                   -------------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 1999                December 31, 1998
                                                                   -----------------------------     ---------------------------
                                                                     Shares           Amount           Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     6,272,326      $ 148,336,309      9,806,685     $205,506,332
Shares issued to shareholders in reinvestment of distributions      1,522,097         35,358,306      1,643,741       35,307,562
Shares reacquired .............................................    (5,617,721)      (133,342,798)    (3,020,830)     (60,785,179)
                                                                   ----------      -------------     ----------     ------------
Net increase ..................................................     2,176,702      $  50,351,817      8,429,596     $180,028,715
                                                                   ==========      =============     ==========     ============

                                                                       Total Return Series
                                                                   ------------------------------
                                                                            Year Ended
                                                                        December 31, 1999
                                                                   ------------------------------
                                                                     Shares            Amount
-------------------------------------------------------------------------------------------------
Shares sold ...................................................     13,008,731      $ 254,791,634
Shares issued to shareholders in reinvestment of distributions      14,903,204        287,631,830
Shares reacquired .............................................    (19,033,276)      (370,968,477)
                                                                   -----------      -------------
Net increase ..................................................      8,878,659      $ 171,454,987
                                                                   ===========      =============

                                                                       Total Return Series                 Utilities Series
                                                                   ------------------------------     ---------------------------
                                                                            Year Ended                       Year Ended
                                                                        December 31, 1998                 December 31, 1999
                                                                   ------------------------------     ---------------------------
                                                                     Shares            Amount           Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     12,042,006      $ 252,709,674      7,687,866     $130,877,546
Shares issued to shareholders in reinvestment of distributions       9,818,758        200,597,386      1,909,924       30,921,663
Shares reacquired .............................................    (10,090,437)      (209,007,170)    (2,235,342)     (38,179,041)
                                                                   -----------      -------------     ----------     ------------
Net increase ..................................................     11,770,327      $ 244,299,890      7,362,448     $123,620,168
                                                                   ===========      =============     ==========     ============

                                                                       Utilities Series
                                                                  ---------------------------
                                                                          Year Ended
                                                                      December 31, 1998
                                                                  ---------------------------
                                                                    Shares          Amount
---------------------------------------------------------------------------------------------
Shares sold ...................................................   5,319,794      $ 86,783,548
Shares issued to shareholders in reinvestment of distributions    1,152,938        18,458,544
Shares reacquired .............................................    (722,188)      (11,690,902)
                                                                  ---------      ------------
Net increase ..................................................   5,750,544      $ 93,551,190
                                                                  =========      ============

(6) Line of Credit

Each Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the year ended December 31, 1999, were as follows:

                                                           Commitment
                                                              Fee
         -------------------------------------------------------------
         Capital Appreciation Series ..................     $12,796
         Emerging Growth Series .......................       6,709
         Global Growth Series .........................       2,257
         Managed Sectors Series .......................       2,983
         Massachusetts Investors Trust Series .........      14,758
         Research Series ..............................       7,850
         Total Return Series ..........................      13,629
         Utilities Series .............................       2,235

Each Series and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities or the redemption of shares.

(7) Restricted Securities

Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0%-15% of the Series' net assets. At December 31, 1999, the Global Growth Series and the Total Return Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.23% and 0.03% of net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                             Date of          Shares/
Series                 Description                                         Acquisition      Par Amount      Cost        Value
-------------------------------------------------------------------------------------------------------------------------------
Global Growth Series   Malayan Banking Berhad ....................... 10/14/99, 11/10/99       53,000    $171,576    $  178,875
                       Malaysian Pacific Industries Berhad .......... 10/14/99, 11/10/99       49,000     177,368       300,125
                       Resorts World Berhad ......................... 10/14/99, 11/10/99       68,000     172,779       185,300
                       Sime Darby Berhad ............................ 10/14/99, 11/10/99      146,000     166,227       175,930
                       Telekom Malaysia Berhad ...................... 10/14/99, 11/10/99       58,000     165,444       213,150
                                                                                                         --------    ----------
                                                                                                         $853,394    $1,053,380
                                                                                                         ========    ==========
Total Return Series    Merrill Lynch Mortgage Investors, Inc.,
                       8.426s, 2022 ................................. 6/22/94                $514,000    $356,266    $  480,911
                                                                                                         ========    ==========

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Capital Appreciation Series, Emerging Growth Series, Global Growth Series (formerly World Growth Series), Managed Sectors Series, Massachusetts Investors Trust Series (formerly Conservative Growth Series), Research Series, Total Return Series, Utilities Series, (each a portfolio of MFS/Sun Life Series Trust) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising MFS/Sun Life Series Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000




The MFS[RegTM]/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Federal Tax Information

The following Series have designated capital gain dividends for the year ended December 31, 1999:

Capital Appreciation Series ..................    $183,332,418
Emerging Growth Series .......................      12,679,477
Global Growth Series .........................      10,894,673
Massachusetts Investors Trust Series .........     138,450,704
Research Series ..............................      32,300,619
Total Return Series ..........................     211,196,666
Utilities Series .............................       9,253,768

Dividends Received Deduction

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                 Dividends Received
                                                     Deduction
                                                 ------------------
Capital Appreciation Series ..................          48.08%
Global Growth Series .........................          42.10%
Massachusetts Investors Trust Series .........         100.00%
Research Series ..............................         100.00%
Total Return Series ..........................          25.22%
Utilities Series .............................          11.91%

Foreign Source Income and Foreign Tax Credit

For the year ended December 31, 1999, income from foreign sources for the Global Growth Series was $2,644,186, and the Series designated a foreign tax credit of $299,037.

                       MFS' Year 2000 Readiness Disclosure

[Graphic; Y2K/MFS>YEAR 2000]

MFS Investment Management[RegTM], as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original
Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         Year 2000 Readiness Disclosure

[Graphic; Sunburst Capital S/Sun Life
                             Assurance Company
                             of Canada (U.S.)]

The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness disclosure pursuant to the Year 2000 Readiness disclosure Act enacted by the United States Congress on October 19, 1998.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

SAMUEL ADAMS, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

DAVID D. HORN, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

GARTH MARSTON,+ Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. KERMIT BIRCHFIELD,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers
C. JAMES PRIEUR, President#
JAMES R. BORDEWICK, JR.,* Assistant Secretary
MARK E. BRADLEY,* Assistant Treasurer
STEPHEN E. CAVAN,* Secretary and Clerk
W. THOMAS LONDON,* Treasurer
ELLEN MOYNIHAN,* Assistant Treasurer
JAMES O. YOST,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP

Portfolio Managers*
JEAN O. ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
STEPHEN C. BRYANT
DAVID M. CALABRO
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEVEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

+Independent Trustee
#Sun Life Assurance Company of Canada
*MFS Investment Management[RegTM]




                                                               SUN-2B 02/00 220M